ABOUT THIS REPORT

This report is a presentation of AuguStar℠Variable Account B. Please note the variable account may offer more than one variable product. Some products may have different underlying mutual funds from those available in your contract. Therefore, not all funds listed in this report may be available in your contract. Please refer to your most recent account statement for specific information about your investment in AuguStar℠ Variable Account B.

This Annual Report has four major sections:

Statements of Assets and Contract Owners’ Equity

These statements list all the underlying funds of the variable account, the number of shares owned, cost of shares, investments at fair value, contracts in accumulation period, annuity reserves for contracts in payment period and total contract owners’ equity. The fair value of the assets changes as the underlying mutual funds change in value. As contract owners transfer among the funds, the number of shares increases or decreases accordingly. When money is deposited or withdrawn by a contract owner, shares are correspondingly purchased or redeemed.

Statements of Operations

The Statements of Operations show income and expenses to the variable account from investment activity for reinvested dividends and risk and administrative expenses. Risk and administrative expenses are assessed through the daily unit value calculation and represent an expense to the variable account and its contract owners. These statements also show reinvested capital gains, the realized gain (loss) resulting from units being sold, and unrealized gain (loss).

Statements of Changes in Contract Owners’ Equity

The Statements of Changes in Contract Owners’ Equity include the increase or decrease in contract owners’ equity from operations for income and expenses shown on the statements of operations. In addition, the equity transactions section of this statement illustrates contract purchase payments, transfers to and from fixed dollar contracts and other subaccounts, withdrawals and surrenders, surrender charges, annual contract charges, and annuity and death benefit payments. The sum of these two sections represents the net change in contract owners’ equity which, when added to the beginning contracts owners’ equity, equals contract owners’ equity at the end of the reporting period. The change in units section illustrates the number of units purchased and redeemed for each subaccount during the period reported.

Notes to Financial Statements

The Notes to Financial Statements provide further disclosures about the variable account and its underlying contract provisions.

The following includes fund trust abbreviations that occur throughout this report:

Fund Trust Abbreviations -

AVIP - AuguStar℠ Variable Insurance Products Fund, Inc.

FIDS - Fidelity® Variable Insurance Products Fund - Service Class

FID2 - Fidelity® Variable Insurance Products Fund - Service Class 2

JASI - Janus Aspen Series - Institutional Shares

JASS - Janus Aspen Series - Service Shares

LEGI - Legg Mason Partners Variable Equity Trust - Class I

ASVT - Allspring Variable Trust

MSVI - Morgan Stanley Variable Insurance Fund, Inc. - Class I

MSV2 - Morgan Stanley Variable Insurance Fund, Inc. - Class II

GSVI - Goldman Sachs Variable Insurance Trust - Institutional Shares

LAZS - Lazard Retirement Series, Inc. - Service Shares

PRS2 - The Prudential Series Fund, Inc. - Class II

LINC - Lincoln Variable Insurance Products Trust - Standard Class

ABVB - AB Variable Products Series Fund, Inc. - Class B

MFSI - MFS® Variable Insurance Trust - Service Class

PVIA - PIMCO Variable Insurance Trust - Administrative Shares

CALI - Calvert Variable Products, Inc.

BNYS - BNY Mellon Variable Investment Fund - Service Shares

ROYI - Royce Capital Fund - Investment Class

AIMI - AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

NBAS - Neuberger Berman Advisers Management Trust - S Class

FRT2 - Franklin Templeton Variable Insurance Products Trust - Class 2

FRT4 - Franklin Templeton Variable Insurance Products Trust - Class 4

FEDS - Federated Hermes Insurance Series

IVYV - Ivy Variable Insurance Portfolios

NLV2 - Northern Lights Variable Trust - Class 2

AuguStar℠ Variable Account B

Statements of Assets and Contract Owners' Equity	December 31, 2023

			Assets	Contract owners' equity
	Shares	Cost	Investments, at fair value	Contracts in accumulation period (note 6)	Annuity reserves for contracts in payment period	Total contract owners' equity
AVIP - AVIP Bond Subaccount (c)	11,728	$172,586	$198,794	$192,016	$6,778	$198,794
AVIP - AVIP BlackRock Balanced Allocation Subaccount (c)	31,445	728,022	1,024,160	996,015	28,145	1,024,160
AVIP - AVIP BlackRock Advantage International Equity Subaccount (c)	44,107	599,195	673,510	669,661	3,849	673,510
AVIP - AVIP Fidelity Institutional AM® Equity Growth Subaccount (a)(c)	123,792	229,791	185,689	185,689	0	185,689
AVIP - AVIP AB Small Cap Subaccount (c)	63,765	1,069,298	794,510	749,924	44,586	794,510
AVIP - AVIP AB Mid Cap Core Subaccount (c)	19,105	455,939	559,973	553,687	6,286	559,973
AVIP - AVIP S&P 500® Index Subaccount (c)	44,915	1,054,820	1,744,507	1,712,612	31,895	1,744,507
AVIP - AVIP BlackRock Advantage Large Cap Value Subaccount (c)	967	15,244	17,339	10,232	7,107	17,339
AVIP - AVIP Federated High Income Bond Subaccount (c)	8,532	108,943	162,626	162,626	0	162,626
AVIP - AVIP Nasdaq-100® Index Subaccount (c)	2,379	43,623	41,798	41,798	0	41,798
AVIP - AVIP BlackRock Advantage Large Cap Core Subaccount (c)	149,714	4,393,360	4,793,848	4,726,387	67,461	4,793,848
AVIP - AVIP BlackRock Advantage Small Cap Growth Subaccount (c)	665	16,277	14,798	14,798	0	14,798
AVIP - AVIP S&P MidCap 400® Index Subaccount (c)	5,126	102,295	105,450	105,450	0	105,450
AVIP - AVIP BlackRock Advantage Large Cap Growth Subaccount (c)	44,593	316,577	409,364	409,364	0	409,364
AVIP - AVIP AB Risk Managed Balanced Subaccount (c)	350	4,622	4,965	4,965	0	4,965
AVIP - AVIP Federated Core Plus Bond Subaccount (c)	10,076	102,652	91,392	91,392	0	91,392
AVIP - AVIP Intech U.S. Low Volatility Subaccount (c)	1,029	10,283	10,812	10,812	0	10,812
FIDS - VIP Government Money Market Subaccount	76,963	76,963	76,963	72,072	4,891	76,963
FID2 - VIP Mid Cap Subaccount	9,289	295,100	322,235	322,235	0	322,235
FID2 - VIP Growth Subaccount	3,924	264,458	352,843	352,843	0	352,843
FID2 - VIP Equity-Income Subaccount	3,313	74,539	79,216	79,216	0	79,216
FID2 - VIP Real Estate Subaccount	2,798	50,514	47,226	47,226	0	47,226
JASI - Janus Henderson Research Subaccount	3,079	106,989	139,027	139,027	0	139,027
JASI - Janus Henderson Global Research Subaccount	1,238	53,508	75,656	75,656	0	75,656
JASI - Janus Henderson Balanced Subaccount	8,135	294,666	368,358	368,358	0	368,358
JASS - Janus Henderson Research Subaccount	1,605	49,869	69,131	69,131	0	69,131
JASS - Janus Henderson Global Research Subaccount	81	3,220	4,794	4,794	0	4,794
JASS - Janus Henderson Balanced Subaccount	6,505	233,837	312,587	312,587	0	312,587
JASS - Janus Henderson Overseas Subaccount	1,560	62,908	62,508	62,508	0	62,508
JASS - Janus Henderson Flexible Bond Subaccount	823	10,417	9,184	9,184	0	9,184
LEGI - ClearBridge Variable Dividend Strategy Subaccount	435	8,180	8,881	8,881	0	8,881
LEGI - ClearBridge Variable Large Cap Value Subaccount	117	2,308	2,485	2,485	0	2,485
ASVT - VT Opportunity Subaccount	1,629	36,997	42,336	42,336	0	42,336
MSVI - VIF U.S. Real Estate Subaccount	6,331	106,067	92,047	92,047	0	92,047
MSV2 - VIF Growth Subaccount	2,321	45,836	23,512	23,512	0	23,512

AuguStar℠ Variable Account B

Statements of Assets and Contract Owners' Equity (continued)	December 31, 2023

			Assets	Contract owners' equity
	Shares	Cost	Investments, at fair value	Contracts in accumulation period (note 6)	Annuity reserves for contracts in payment period	Total contract owners' equity
GSVI - Strategic Growth Subaccount	271	$3,501	$3,402	$3,402	$0	$3,402
LAZS - Emerging Markets Equity Subaccount	2,649	53,371	55,177	55,177	0	55,177
LAZS - U.S. Small Cap Equity Select Subaccount (b)	10,412	168,246	140,558	140,558	0	140,558
ABVB - VPS Global Risk Allocation-Moderate Subaccount	849	9,882	9,724	9,724	0	9,724
MFSI - New Discovery Subaccount	4,018	61,712	40,585	40,585	0	40,585
MFSI - Mid Cap Growth Subaccount	1,958	18,298	14,526	14,526	0	14,526
MFSI - Total Return Subaccount	5,121	108,491	116,151	116,151	0	116,151
PVIA - Real Return Subaccount	3,106	40,639	35,942	35,942	0	35,942
PVIA - Global Bond Opportunities Subaccount	2,575	31,980	24,769	24,769	0	24,769
PVIA - CommodityRealReturn® Strategy Subaccount	5,436	43,490	29,082	29,082	0	29,082
PVIA - Low Duration Subaccount	10,150	99,938	97,438	97,438	0	97,438
BNYS - Appreciation Subaccount	366	13,645	12,560	12,560	0	12,560
ROYI - Small-Cap Subaccount	8,481	78,346	81,336	81,336	0	81,336
ROYI - Micro-Cap Subaccount	4,301	42,467	39,443	39,443	0	39,443
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	93	3,042	3,128	3,128	0	3,128
NBAS - AMT Mid Cap Intrinsic Value Subaccount	2,711	44,755	52,369	52,369	0	52,369
FRT2 - Franklin Income VIP Subaccount	3,999	61,592	56,789	56,789	0	56,789
FRT2 - Templeton Foreign VIP Subaccount	1,246	18,252	17,736	17,736	0	17,736
FEDS - Kaufmann Fund II Service Shares Subaccount	752	13,690	11,852	11,852	0	11,852
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	3,224	31,790	28,238	28,238	0	28,238
IVYV - Delaware Ivy VIP Natural Resources Subaccount	2,329	12,837	10,994	10,994	0	10,994
IVYV - Delaware Ivy VIP Science and Technology Subaccount	4,511	111,387	103,610	103,610	0	103,610

(a)	Name change effective on July 28, 2023:

ONFI - ON Fidelity Institutional AM® Equity Growth Subaccount formerly known as ONFI - ON Janus Henderson Forty Subaccount

(b)	Name change effective on September 8, 2023:

LAZS - US Small Cap Equity Select Subaccount formerly known as LAZS - U.S. Small-Mid Cap Equity Subaccount

(c)	Name change effective on December 4, 2023:

AVIP - AVIP Bond Subaccount formerly known as ONFI - ON Bond Subaccount

AVIP - AVIP BlackRock Balanced Allocation Subaccount formerly known as ONFI - ON BlackRock Balanced Allocation Subaccount

AVIP - AVIP BlackRock Advantage International Equity Subaccount formerly known as ONFI - ON BlackRock Advantage International Equity Subaccount

AVIP - AVIP Fidelity Institutional AM® Equity Growth Subaccount formerly known as ONFI - ON Fidelity Institutional AM® Equity Growth Subaccount

AVIP - AVIP AB Small Cap Subaccount formerly known as ONFI - ON AB Small Cap Subaccount

AVIP - AVIP AB Mid Cap Core Subaccount formerly known as ONFI - ON AB Mid Cap Core Subaccount

AVIP - AVIP S&P 500® Index Subaccount formerly known as ONFI - ON S&P 500® Index Subaccount

AVIP - AVIP BlackRock Advantage Large Cap Value Subaccount formerly known as ONFI - ON BlackRock Advantage Large Cap Value Subaccount

AVIP - AVIP Federated High Income Bond Subaccount formerly known as ONFI - ON Federated High Income Bond Subaccount

AVIP - AVIP Nasdaq-100® Index Subaccount formerly known as ONFI - ON Nasdaq-100® Index Subaccount

AVIP - AVIP BlackRock Advantage Large Cap Core Subaccount formerly known as ONFI - ON BlackRock Advantage Large Cap Core Subaccount

AVIP - AVIP BlackRock Advantage Small Cap Growth Subaccount formerly known as ONFI - ON BlackRock Advantage Small Cap Growth Subaccount

AVIP - AVIP S&P MidCap 400® Index Subaccount formerly known as ONFI - ON S&P MidCap 400® Index Subaccount

AVIP - AVIP BlackRock Advantage Large Cap Growth Subaccount formerly known as ONFI - ON BlackRock Advantage Large Cap Growth Subaccount

AVIP - AVIP AB Risk Managed Balanced Subaccount formerly known as ONFI - ON Risk Managed Balanced Subaccount

AVIP - AVIP Federated Core Plus Bond Subaccount formerly known as ONFI - ON Federated Core Plus Bond Subaccount

AVIP - AVIP Intech U.S. Low Volatility Subaccount formerly known as ONFI - ON U.S. Low Volatility Subaccount

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account B

Statements of Operations	For the Period Ended December 31, 2023

	Investment activity:				Realized and unrealized gain (loss) on investments:
	Reinvested Dividends	Risk and administrative expense (note 2)	Net investment activity	Reinvested capital gains	Realized gain (loss)	Unrealized gain (loss)	Net gain (loss) on investments	Net increase (decrease) in contract owners' equity from operations
AVIP - AVIP Bond Subaccount	$5,927	$(1,936)	$3,991	$0	$5,112	$5,013	$10,125	$14,116
AVIP - AVIP BlackRock Balanced Allocation Subaccount	17,094	(13,104)	3,990	0	58,605	125,843	184,448	188,438
AVIP - AVIP BlackRock Advantage International Equity Subaccount	22,717	(6,506)	16,211	0	3,825	85,392	89,217	105,428
AVIP - AVIP Fidelity Institutional AM® Equity Growth Subaccount	0	(1,502)	(1,502)	16,346	(6,565)	36,965	30,400	45,244
AVIP - AVIP AB Small Cap Subaccount	0	(8,457)	(8,457)	0	(66,369)	194,026	127,657	119,200
AVIP - AVIP AB Mid Cap Core Subaccount	2,461	(4,757)	(2,296)	0	16,376	71,860	88,236	85,940
AVIP - AVIP S&P 500® Index Subaccount	20,244	(15,057)	5,187	70,828	47,638	226,247	273,885	349,900
AVIP - AVIP BlackRock Advantage Large Cap Value Subaccount	426	(207)	219	234	113	1,331	1,444	1,897
AVIP - AVIP Federated High Income Bond Subaccount	8,826	(1,457)	7,369	0	497	8,417	8,914	16,283
AVIP - AVIP Nasdaq-100® Index Subaccount	238	(442)	(204)	4,170	(2,640)	16,254	13,614	17,580
AVIP - AVIP BlackRock Advantage Large Cap Core Subaccount	50,935	(73,003)	(22,068)	17,020	6,974	1,038,358	1,045,332	1,040,284
AVIP - AVIP BlackRock Advantage Small Cap Growth Subaccount	0	(145)	(145)	0	(37)	2,538	2,501	2,356
AVIP - AVIP S&P MidCap 400® Index Subaccount	751	(358)	393	3,954	(79)	3,154	3,075	7,422
AVIP - AVIP BlackRock Advantage Large Cap Growth Subaccount	491	(3,447)	(2,956)	2,344	2,694	112,768	115,462	114,850
AVIP - AVIP AB Risk Managed Balanced Subaccount	44	(14)	30	0	0	343	343	373
AVIP - AVIP Federated Core Plus Bond Subaccount	1,955	(871)	1,084	0	(1,281)	3,917	2,636	3,720
AVIP - AVIP Intech U.S. Low Volatility Subaccount	129	(97)	32	0	17	545	562	594
FIDS - VIP Government Money Market Subaccount	3,661	(677)	2,984	0	7	0	7	2,991
FID2 - VIP Mid Cap Subaccount	1,173	(3,129)	(1,956)	8,790	2,684	32,294	34,978	41,812
FID2 - VIP Growth Subaccount	11	(2,868)	(2,857)	15,131	800	77,725	78,525	90,799
FID2 - VIP Equity-Income Subaccount	1,325	(797)	528	2,273	513	2,710	3,223	6,024
FID2 - VIP Real Estate Subaccount	1,007	(443)	564	1,735	(1,220)	3,018	1,798	4,097
JASI - Janus Henderson Research Subaccount	200	(1,363)	(1,163)	0	4,468	43,508	47,976	46,813
JASI - Janus Henderson Global Research Subaccount	635	(683)	(48)	1,909	164	13,353	13,517	15,378
JASI - Janus Henderson Balanced Subaccount	8,390	(4,041)	4,349	0	20,724	29,513	50,237	54,586
JASS - Janus Henderson Research Subaccount	36	(644)	(608)	0	105	20,560	20,665	20,057
JASS - Janus Henderson Global Research Subaccount	34	(41)	(7)	125	13	837	850	968
JASS - Janus Henderson Balanced Subaccount	5,317	(2,999)	2,318	0	6,301	30,702	37,003	39,321
JASS - Janus Henderson Overseas Subaccount	860	(625)	235	0	(297)	6,102	5,805	6,040
JASS - Janus Henderson Flexible Bond Subaccount	335	(83)	252	0	(107)	238	131	383
LEGI - ClearBridge Variable Dividend Strategy Subaccount	231	(143)	88	1,730	571	(1,210)	(639)	1,179
LEGI - ClearBridge Variable Large Cap Value Subaccount	30	(16)	14	174	1	177	178	366
ASVT - VT Opportunity Subaccount	0	(365)	(365)	3,212	22	5,675	5,697	8,544
MSVI - VIF U.S. Real Estate Subaccount	1,898	(807)	1,091	0	(204)	10,013	9,809	10,900
MSV2 - VIF Growth Subaccount	0	(199)	(199)	0	(471)	8,186	7,715	7,516
GSVI - Strategic Growth Subaccount	0	(32)	(32)	129	(5)	888	883	980
LAZS - Emerging Markets Equity Subaccount	2,452	(497)	1,955	0	(18)	7,662	7,644	9,599
LAZS - U.S. Small Cap Equity Select Subaccount	0	(1,303)	(1,303)	0	(394)	13,227	12,833	11,530
ABVB - VPS Global Risk Allocation-Moderate Subaccount	206	(86)	120	0	(116)	1,245	1,129	1,249
MFSI - New Discovery Subaccount	0	(415)	(415)	0	(269)	5,356	5,087	4,672
MFSI - Mid Cap Growth Subaccount	0	(117)	(117)	204	(46)	2,369	2,323	2,410
MFSI - Total Return Subaccount	2,021	(1,072)	949	4,823	202	3,837	4,039	9,811
PVIA - Real Return Subaccount	1,214	(408)	806	0	(3,831)	4,353	522	1,328
PVIA - Global Bond Opportunities Subaccount	540	(240)	300	261	(265)	710	445	1,006
PVIA - CommodityRealReturn® Strategy Subaccount	5,341	(337)	5,004	0	(1,803)	(5,848)	(7,651)	(2,647)

AuguStar℠ Variable Account B

Statements of Operations (continued)	For the Period Ended December 31, 2023

	Investment activity:				Realized and unrealized gain (loss) on investments:
	Reinvested Dividends	Risk and administrative expense (note 2)	Net investment activity	Reinvested capital gains	Realized gain (loss)	Unrealized gain (loss)	Net gain (loss) on investments	Net increase (decrease) in contract owners' equity from operations
PVIA - Low Duration Subaccount	$3,414	$(894)	$2,520	$0	$(37)	$1,257	$1,220	$3,740
BNYS - Appreciation Subaccount	84	(166)	(82)	1,869	(1,747)	3,143	1,396	3,183
ROYI - Small-Cap Subaccount	624	(702)	(78)	6,478	(52)	9,743	9,691	16,091
ROYI - Micro-Cap Subaccount	0	(357)	(357)	0	(77)	6,333	6,256	5,899
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	0	(27)	(27)	2	(11)	501	490	465
NBAS - AMT Mid Cap Intrinsic Value Subaccount	249	(507)	(258)	2,136	58	2,604	2,662	4,540
FRT2 - Franklin Income VIP Subaccount	2,735	(536)	2,199	3,315	(54)	(1,496)	(1,550)	3,964
FRT2 - Templeton Foreign VIP Subaccount	525	(161)	364	0	(16)	2,556	2,540	2,904
FEDS - Kaufmann Fund II Service Shares Subaccount	0	(97)	(97)	0	(26)	1,564	1,538	1,441
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	574	(252)	322	0	(51)	2,942	2,891	3,213
IVYV - Delaware Ivy VIP Natural Resources Subaccount	420	(147)	273	0	(1,062)	882	(180)	93
IVYV - Delaware Ivy VIP Science and Technology Subaccount	0	(855)	(855)	5,164	(2,058)	26,856	24,798	29,107

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account B

Statements of Changes in Contract Owners' Equity	For the Periods Ended December 31, 2023 and 2022

	AVIP - AVIP Bond Subaccount	AVIP - AVIP Bond Subaccount	AVIP - AVIP BlackRock Balanced Allocation Subaccount	AVIP - AVIP BlackRock Balanced Allocation Subaccount	AVIP - AVIP BlackRock Advantage International Equity Subaccount	AVIP - AVIP BlackRock Advantage International Equity Subaccount
	2023	2022	2023	2022	2023	2022
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$3,991	$5,095	$3,990	$5,930	$16,211	$12,164
Reinvested capital gains	0	1,346	0	212,785	0	91,267
Realized gain (loss)	5,112	6,085	58,605	57,842	3,825	(4,935)
Unrealized gain (loss)	5,013	(57,559)	125,843	(545,351)	85,392	(240,309)
Net increase (decrease) in contract owners' equity from operations	14,116	(45,033)	188,438	(268,794)	105,428	(141,813)
Equity transactions:
Contract purchase payments (note 1)	300	949	820	23,048	810	1,214
Transfers (to) and from other subaccounts	15,893	(23,393)	4,457	(34,965)	(5,793)	(7,454)
Transfers (to) and from fixed dollar contract	0	0	(27,329)	0	0	0
Withdrawals and surrenders	0	(12,374)	(152,607)	(38,550)	(27,178)	(130,172)
Surrender charges (note 2)	0	(63)	(63)	(90)	(45)	(18)
Annual contract charges (note 2)	(87)	(100)	(590)	(653)	(420)	(430)
Annuity and death benefit payments	(32,624)	(3,510)	(41,471)	(67,464)	(14,879)	(18,538)
Net equity transactions	(16,518)	(38,491)	(216,783)	(118,674)	(47,505)	(155,398)
Net change in contract owners' equity	(2,402)	(83,524)	(28,345)	(387,468)	57,923	(297,211)
Contract owners' equity:
Beginning of period	201,196	284,720	1,052,505	1,439,973	615,587	912,798
End of period	$198,794	$201,196	$1,024,160	$1,052,505	$673,510	$615,587

Change in units:
Beginning units	5,578	6,726	15,357	17,592	25,804	33,057
Units purchased	516	19	49	16	108	50
Units redeemed	(1,115)	(1,167)	(2,403)	(2,251)	(1,891)	(7,303)
Ending units	4,979	5,578	13,003	15,357	24,021	25,804

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account B

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2023 and 2022

	AVIP - AVIP Fidelity Institutional AM® Equity Growth Subaccount	AVIP - AVIP Fidelity Institutional AM® Equity Growth Subaccount	AVIP - AVIP AB Small Cap Subaccount	AVIP - AVIP AB Small Cap Subaccount	AVIP - AVIP AB Mid Cap Core Subaccount	AVIP - AVIP AB Mid Cap Core Subaccount
	2023	2022	2023	2022	2023	2022
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(1,502)	$(1,617)	$(8,457)	$(8,706)	$(2,296)	$(6,769)
Reinvested capital gains	16,346	116,258	0	545,424	0	301,775
Realized gain (loss)	(6,565)	10,717	(66,369)	12,333	16,376	44,407
Unrealized gain (loss)	36,965	(198,590)	194,026	(904,762)	71,860	(557,386)
Net increase (decrease) in contract owners' equity from operations	45,244	(73,232)	119,200	(355,711)	85,940	(217,973)
Equity transactions:
Contract purchase payments (note 1)	0	79	15,913	718	0	28
Transfers (to) and from other subaccounts	35,651	0	(25,878)	0	3,000	0
Transfers (to) and from fixed dollar contract	0	0	0	0	0	0
Withdrawals and surrenders	(10,572)	(30,324)	(70,830)	(79,342)	(63,178)	(57,253)
Surrender charges (note 2)	(10)	(12)	(54)	(39)	(38)	(2)
Annual contract charges (note 2)	(104)	(112)	(358)	(487)	(242)	(302)
Annuity and death benefit payments	(806)	(1,061)	(39,776)	(11,816)	(78,516)	(19,136)
Net equity transactions	24,159	(31,430)	(120,983)	(90,966)	(138,974)	(76,665)
Net change in contract owners' equity	69,403	(104,662)	(1,783)	(446,677)	(53,034)	(294,638)
Contract owners' equity:
Beginning of period	116,286	220,948	796,293	1,242,970	613,007	907,645
End of period	$185,689	$116,286	$794,510	$796,293	$559,973	$613,007

Change in units:
Beginning units	4,173	5,223	15,877	17,490	9,806	10,971
Units purchased	1,061	2	47	14	50	0
Units redeemed	(386)	(1,052)	(2,552)	(1,627)	(2,151)	(1,165)
Ending units	4,848	4,173	13,372	15,877	7,705	9,806

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account B

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2023 and 2022

	AVIP - AVIP S&P 500® Index Subaccount	AVIP - AVIP S&P 500® Index Subaccount	AVIP - AVIP BlackRock Advantage Large Cap Value Subaccount	AVIP - AVIP BlackRock Advantage Large Cap Value Subaccount	AVIP - AVIP Federated High Income Bond Subaccount	AVIP - AVIP Federated High Income Bond Subaccount
	2023	2022	2023	2022	2023	2022
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$5,187	$1,824	$219	$159	$7,369	$6,517
Reinvested capital gains	70,828	182,871	234	4,859	0	0
Realized gain (loss)	47,638	81,038	113	2,864	497	559
Unrealized gain (loss)	226,247	(625,271)	1,331	(10,445)	8,417	(25,426)
Net increase (decrease) in contract owners' equity from operations	349,900	(359,538)	1,897	(2,563)	16,283	(18,350)
Equity transactions:
Contract purchase payments (note 1)	870	9,125	0	30	90	228
Transfers (to) and from other subaccounts	72,556	0	0	(7,216)	15,393	0
Transfers (to) and from fixed dollar contract	0	0	0	0	0	0
Withdrawals and surrenders	(48,955)	(134,693)	(4,641)	0	0	0
Surrender charges (note 2)	(45)	(935)	(2)	0	0	0
Annual contract charges (note 2)	(425)	(459)	(14)	(14)	(40)	(41)
Annuity and death benefit payments	(66,817)	(11,624)	(1,411)	(1,638)	0	0
Net equity transactions	(42,816)	(138,586)	(6,068)	(8,838)	15,443	187
Net change in contract owners' equity	307,084	(498,124)	(4,171)	(11,401)	31,726	(18,163)
Contract owners' equity:
Beginning of period	1,437,423	1,935,547	21,510	32,911	130,900	149,063
End of period	$1,744,507	$1,437,423	$17,339	$21,510	$162,626	$130,900

Change in units:
Beginning units	23,675	25,714	574	858	4,516	4,510
Units purchased	1,055	148	0	1	508	7
Units redeemed	(1,626)	(2,187)	(205)	(285)	(1)	(1)
Ending units	23,104	23,675	369	574	5,023	4,516

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account B

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2023 and 2022

	AVIP - AVIP Nasdaq-100® Index Subaccount	AVIP - AVIP Nasdaq-100® Index Subaccount	AVIP - AVIP BlackRock Advantage Large Cap Core Subaccount	AVIP - AVIP BlackRock Advantage Large Cap Core Subaccount	AVIP - AVIP BlackRock Advantage Small Cap Growth Subaccount	AVIP - AVIP BlackRock Advantage Small Cap Growth Subaccount
	2023	2022	2023	2022	2023	2022
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(204)	$(252)	$(22,068)	$(11,248)	$(145)	$(240)
Reinvested capital gains	4,170	16,057	17,020	1,351,311	0	7,697
Realized gain (loss)	(2,640)	(2,671)	6,974	129,853	(37)	(1,905)
Unrealized gain (loss)	16,254	(32,866)	1,038,358	(2,779,045)	2,538	(15,247)
Net increase (decrease) in contract owners' equity from operations	17,580	(19,732)	1,040,284	(1,309,129)	2,356	(9,695)
Equity transactions:
Contract purchase payments (note 1)	0	7,710	44,600	8,253	90	90
Transfers (to) and from other subaccounts	0	0	(33,471)	0	0	(17,713)
Transfers (to) and from fixed dollar contract	0	0	(25,698)	0	0	0
Withdrawals and surrenders	(11,455)	(8,319)	(731,044)	(636,964)	0	0
Surrender charges (note 2)	(5)	(675)	(106)	(1,011)	0	0
Annual contract charges (note 2)	(28)	(43)	(1,609)	(1,915)	(19)	(23)
Annuity and death benefit payments	(1,231)	(1,176)	(106,641)	(192,673)	0	(1)
Net equity transactions	(12,719)	(2,503)	(853,969)	(824,310)	71	(17,647)
Net change in contract owners' equity	4,861	(22,235)	186,315	(2,133,439)	2,427	(27,342)
Contract owners' equity:
Beginning of period	36,937	59,172	4,607,533	6,740,972	12,371	39,713
End of period	$41,798	$36,937	$4,793,848	$4,607,533	$14,798	$12,371

Change in units:
Beginning units	1,527	1,635	158,293	183,381	471	1,094
Units purchased	0	282	240	315	4	4
Units redeemed	(406)	(390)	(24,526)	(25,403)	(1)	(627)
Ending units	1,121	1,527	134,007	158,293	474	471

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account B

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2023 and 2022

	AVIP - AVIP S&P MidCap 400® Index Subaccount	AVIP - AVIP BlackRock Advantage Large Cap Growth Subaccount	AVIP - AVIP BlackRock Advantage Large Cap Growth Subaccount	AVIP - AVIP AB Risk Managed Balanced Subaccount	AVIP - AVIP Federated Core Plus Bond Subaccount	AVIP - AVIP Federated Core Plus Bond Subaccount
	2023(b)	2023	2022	2023(b)	2023	2022
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$393	$(2,956)	$(1,013)	$30	$1,084	$535
Reinvested capital gains	3,954	2,344	32,599	0	0	48
Realized gain (loss)	(79)	2,694	(1,494)	0	(1,281)	(732)
Unrealized gain (loss)	3,154	112,768	(49,336)	343	3,917	(14,740)
Net increase (decrease) in contract owners' equity from operations	7,422	114,850	(19,244)	373	3,720	(14,889)
Equity transactions:
Contract purchase payments (note 1)	0	972	653	0	0	108
Transfers (to) and from other subaccounts	99,013	16,756	275,221	4,592	(1,000)	(3,808)
Transfers (to) and from fixed dollar contract	0	0	0	0	0	(1,917)
Withdrawals and surrenders	(240)	(14,030)	(22,024)	0	0	0
Surrender charges (note 2)	(5)	(2)	(144)	0	0	0
Annual contract charges (note 2)	(11)	(81)	(33)	0	(22)	(25)
Annuity and death benefit payments	(729)	(4,065)	(462)	0	(1,505)	(1,141)
Net equity transactions	98,028	(450)	253,211	4,592	(2,527)	(6,783)
Net change in contract owners' equity	105,450	114,400	233,967	4,965	1,193	(21,672)
Contract owners' equity:
Beginning of period	0	294,964	60,997	0	90,199	111,871
End of period	$105,450	$409,364	$294,964	$4,965	$91,392	$90,199

Change in units:
Beginning units	0	10,310	1,423	0	10,628	11,380
Units purchased	4,231	612	9,692	272	541	12
Units redeemed	(43)	(658)	(805)	0	(825)	(764)
Ending units	4,188	10,264	10,310	272	10,344	10,628

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account B

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2023 and 2022

	AVIP - AVIP Intech U.S. Low Volatility Subaccount	AVIP - AVIP Intech U.S. Low Volatility Subaccount	FIDS - VIP Government Money Market Subaccount	FIDS - VIP Government Money Market Subaccount	FID2 - VIP Mid Cap Subaccount	FID2 - VIP Mid Cap Subaccount
	2023	2022	2023	2022	2023	2022
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$32	$(37)	$2,984	$397	$(1,956)	$(2,495)
Reinvested capital gains	0	278	0	0	8,790	23,083
Realized gain (loss)	17	2	7	(4)	2,684	1,400
Unrealized gain (loss)	545	(1,210)	0	0	32,294	(84,819)
Net increase (decrease) in contract owners' equity from operations	594	(967)	2,991	393	41,812	(62,831)
Equity transactions:
Contract purchase payments (note 1)	0	0	0	0	390	420
Transfers (to) and from other subaccounts	0	0	0	0	0	(7,844)
Transfers (to) and from fixed dollar contract	0	0	0	0	0	(4,278)
Withdrawals and surrenders	0	0	0	(5,937)	(39,434)	(5,732)
Surrender charges (note 2)	0	0	0	(215)	(21)	(2)
Annual contract charges (note 2)	0	0	(51)	(59)	(90)	(103)
Annuity and death benefit payments	(671)	0	(9,502)	(1,530)	(757)	(1,165)
Net equity transactions	(671)	0	(9,553)	(7,741)	(39,912)	(18,704)
Net change in contract owners' equity	(77)	(967)	(6,562)	(7,348)	1,900	(81,535)
Contract owners' equity:
Beginning of period	10,889	11,856	83,525	90,873	320,335	401,870
End of period	$10,812	$10,889	$76,963	$83,525	$322,235	$320,335

Change in units:
Beginning units	1,071	1,071	4,640	5,001	5,601	5,916
Units purchased	0	0	0	0	6	8
Units redeemed	(64)	0	(618)	(361)	(662)	(323)
Ending units	1,007	1,071	4,022	4,640	4,945	5,601

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account B

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2023 and 2022

	FID2 - VIP Growth Subaccount	FID2 - VIP Growth Subaccount	FID2 - VIP Equity-Income Subaccount	FID2 - VIP Equity-Income Subaccount	FID2 - VIP Real Estate Subaccount	FID2 - VIP Real Estate Subaccount
	2023	2022	2023	2022	2023	2022
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(2,857)	$(1,743)	$528	$472	$564	$262
Reinvested capital gains	15,131	22,299	2,273	2,164	1,735	436
Realized gain (loss)	800	483	513	52	(1,220)	142
Unrealized gain (loss)	77,725	(111,246)	2,710	(6,712)	3,018	(11,334)
Net increase (decrease) in contract owners' equity from operations	90,799	(90,207)	6,024	(4,024)	4,097	(10,494)
Equity transactions:
Contract purchase payments (note 1)	520	520	180	149	0	0
Transfers (to) and from other subaccounts	0	0	27,893	9,221	8,082	32,506
Transfers (to) and from fixed dollar contract	0	0	0	0	1	0
Withdrawals and surrenders	(4,119)	0	(14,886)	0	(5,182)	0
Surrender charges (note 2)	(3)	0	0	0	0	0
Annual contract charges (note 2)	(19)	(21)	(14)	(26)	(33)	(21)
Annuity and death benefit payments	(224)	(246)	(2,239)	(1)	0	0
Net equity transactions	(3,845)	253	10,934	9,343	2,868	32,485
Net change in contract owners' equity	86,954	(89,954)	16,958	5,319	6,965	21,991
Contract owners' equity:
Beginning of period	265,889	355,843	62,258	56,939	40,261	18,270
End of period	$352,843	$265,889	$79,216	$62,258	$47,226	$40,261

Change in units:
Beginning units	9,346	9,337	2,137	1,809	2,413	777
Units purchased	16	17	1,012	337	473	1,671
Units redeemed	(154)	(8)	(632)	(9)	(311)	(35)
Ending units	9,208	9,346	2,517	2,137	2,575	2,413

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account B

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2023 and 2022

	JASI - Janus Henderson Research Subaccount	JASI - Janus Henderson Research Subaccount	JASI - Janus Henderson Global Research Subaccount	JASI - Janus Henderson Global Research Subaccount	JASI - Janus Henderson Balanced Subaccount	JASI - Janus Henderson Balanced Subaccount
	2023	2022	2023	2022	2023	2022
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(1,163)	$(1,287)	$(48)	$30	$4,349	$1,132
Reinvested capital gains	0	27,255	1,909	7,048	0	15,544
Realized gain (loss)	4,468	(2,768)	164	169	20,724	5,189
Unrealized gain (loss)	43,508	(84,145)	13,353	(22,545)	29,513	(118,803)
Net increase (decrease) in contract owners' equity from operations	46,813	(60,945)	15,378	(15,298)	54,586	(96,938)
Equity transactions:
Contract purchase payments (note 1)	0	14	0	0	60	232
Transfers (to) and from other subaccounts	0	0	0	0	0	9,529
Transfers (to) and from fixed dollar contract	0	0	1	0	0	(3,868)
Withdrawals and surrenders	(4,571)	(21,094)	0	0	(55,767)	(7,933)
Surrender charges (note 2)	(7)	(137)	0	0	(8)	0
Annual contract charges (note 2)	(45)	(42)	(47)	(47)	(135)	(151)
Annuity and death benefit payments	(17,844)	0	0	0	(74,021)	(961)
Net equity transactions	(22,467)	(21,259)	(46)	(47)	(129,871)	(3,152)
Net change in contract owners' equity	24,346	(82,204)	15,332	(15,345)	(75,285)	(100,090)
Contract owners' equity:
Beginning of period	114,681	196,885	60,324	75,669	443,643	543,733
End of period	$139,027	$114,681	$75,656	$60,324	$368,358	$443,643

Change in units:
Beginning units	4,559	5,451	3,020	3,023	11,956	12,133
Units purchased	0	1	0	0	1	773
Units redeemed	(651)	(893)	(2)	(3)	(3,298)	(950)
Ending units	3,908	4,559	3,018	3,020	8,659	11,956

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account B

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2023 and 2022

	JASS - Janus Henderson Research Subaccount	JASS - Janus Henderson Research Subaccount	JASS - Janus Henderson Global Research Subaccount	JASS - Janus Henderson Global Research Subaccount	JASS - Janus Henderson Balanced Subaccount	JASS - Janus Henderson Balanced Subaccount
	2023	2022	2023	2022	2023	2022
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(608)	$(585)	$(7)	$(2)	$2,318	$(78)
Reinvested capital gains	0	9,921	125	462	0	9,532
Realized gain (loss)	105	99	13	12	6,301	1,716
Unrealized gain (loss)	20,560	(30,680)	837	(1,455)	30,702	(75,708)
Net increase (decrease) in contract owners' equity from operations	20,057	(21,245)	968	(983)	39,321	(64,538)
Equity transactions:
Contract purchase payments (note 1)	792	1,011	0	0	520	520
Transfers (to) and from other subaccounts	0	0	0	0	0	0
Transfers (to) and from fixed dollar contract	0	0	0	0	0	0
Withdrawals and surrenders	0	0	0	0	(5,793)	0
Surrender charges (note 2)	0	0	0	0	(3)	0
Annual contract charges (note 2)	(20)	(20)	(7)	(7)	(124)	(125)
Annuity and death benefit payments	(1)	0	0	0	(24,622)	(4,102)
Net equity transactions	771	991	(7)	(7)	(30,022)	(3,707)
Net change in contract owners' equity	20,828	(20,254)	961	(990)	9,299	(68,245)
Contract owners' equity:
Beginning of period	48,303	68,557	3,833	4,823	303,288	371,533
End of period	$69,131	$48,303	$4,794	$3,833	$312,587	$303,288

Change in units:
Beginning units	2,524	2,478	276	277	9,444	9,549
Units purchased	34	47	0	0	16	16
Units redeemed	(1)	(1)	0	(1)	(937)	(121)
Ending units	2,557	2,524	276	276	8,523	9,444

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account B

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2023 and 2022

	JASS - Janus Henderson Overseas Subaccount	JASS - Janus Henderson Overseas Subaccount	JASS - Janus Henderson Flexible Bond Subaccount	JASS - Janus Henderson Flexible Bond Subaccount	LEGI - ClearBridge Variable Dividend Strategy Subaccount	LEGI - ClearBridge Variable Dividend Strategy Subaccount
	2023	2022	2023	2022	2023	2022
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$235	$494	$252	$111	$88	$68
Reinvested capital gains	0	0	0	169	1,730	1,347
Realized gain (loss)	(297)	(1,345)	(107)	(8)	571	34
Unrealized gain (loss)	6,102	(7,103)	238	(1,881)	(1,210)	(2,981)
Net increase (decrease) in contract owners' equity from operations	6,040	(7,954)	383	(1,609)	1,179	(1,532)
Equity transactions:
Contract purchase payments (note 1)	240	188	0	0	0	0
Transfers (to) and from other subaccounts	(671)	13,010	0	0	0	0
Transfers (to) and from fixed dollar contract	0	(914)	0	0	0	0
Withdrawals and surrenders	(9,168)	(8,927)	0	0	(7,241)	0
Surrender charges (note 2)	0	(3)	0	0	(3)	0
Annual contract charges (note 2)	(20)	(26)	0	0	(3)	(3)
Annuity and death benefit payments	(1)	(1)	(562)	0	(533)	(1)
Net equity transactions	(9,620)	3,327	(562)	0	(7,780)	(4)
Net change in contract owners' equity	(3,580)	(4,627)	(179)	(1,609)	(6,601)	(1,536)
Contract owners' equity:
Beginning of period	66,088	70,715	9,363	10,972	15,482	17,018
End of period	$62,508	$66,088	$9,184	$9,363	$8,881	$15,482

Change in units:
Beginning units	1,699	1,639	950	950	467	467
Units purchased	16	324	0	0	0	0
Units redeemed	(251)	(264)	(57)	0	(234)	0
Ending units	1,464	1,699	893	950	233	467

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account B

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2023 and 2022

	LEGI - ClearBridge Variable Large Cap Value Subaccount	ASVT - VT Opportunity Subaccount	ASVT - VT Opportunity Subaccount	MSVI - VIF U.S. Real Estate Subaccount	MSVI - VIF U.S. Real Estate Subaccount
	2023(b)	2023	2022	2023	2022
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$14	$(365)	$(349)	$1,091	$149
Reinvested capital gains	174	3,212	6,943	0	20,284
Realized gain (loss)	1	22	53	(204)	1,174
Unrealized gain (loss)	177	5,675	(15,947)	10,013	(58,785)
Net increase (decrease) in contract owners' equity from operations	366	8,544	(9,300)	10,900	(37,178)
Equity transactions:
Contract purchase payments (note 1)	0	0	0	0	0
Transfers (to) and from other subaccounts	2,119	0	0	0	0
Transfers (to) and from fixed dollar contract	0	0	1	0	0
Withdrawals and surrenders	0	0	0	0	(22,710)
Surrender charges (note 2)	0	0	0	0	0
Annual contract charges (note 2)	0	(6)	(6)	(22)	(23)
Annuity and death benefit payments	0	(2)	0	0	(1)
Net equity transactions	2,119	(8)	(5)	(22)	(22,734)
Net change in contract owners' equity	2,485	8,536	(9,305)	10,878	(59,912)
Contract owners' equity:
Beginning of period	0	33,800	43,105	81,169	141,081
End of period	$2,485	$42,336	$33,800	$92,047	$81,169

Change in units:
Beginning units	0	731	732	1,598	2,001
Units purchased	69	0	0	0	0
Units redeemed	0	0	(1)	(1)	(403)
Ending units	69	731	731	1,597	1,598

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account B

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2023 and 2022

	MSV2 - VIF Growth Subaccount	MSV2 - VIF Growth Subaccount	GSVI - Strategic Growth Subaccount	GSVI - Strategic Growth Subaccount	LAZS - Emerging Markets Equity Subaccount	LAZS - Emerging Markets Equity Subaccount
	2023	2022	2023	2022	2023	2022
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(199)	$(298)	$(32)	$(30)	$1,955	$1,053
Reinvested capital gains	0	16,193	129	472	0	0
Realized gain (loss)	(471)	(9,215)	(5)	(3)	(18)	(136)
Unrealized gain (loss)	8,186	(38,667)	888	(1,647)	7,662	(11,079)
Net increase (decrease) in contract owners' equity from operations	7,516	(31,987)	980	(1,208)	9,599	(10,162)
Equity transactions:
Contract purchase payments (note 1)	0	0	0	0	60	105
Transfers (to) and from other subaccounts	0	(5,692)	0	0	0	(9,545)
Transfers (to) and from fixed dollar contract	0	0	0	0	0	0
Withdrawals and surrenders	0	0	0	0	0	(7,744)
Surrender charges (note 2)	0	0	0	0	0	(3)
Annual contract charges (note 2)	(16)	(19)	(2)	(2)	(23)	(25)
Annuity and death benefit payments	(119)	(181)	(1)	(1)	0	0
Net equity transactions	(135)	(5,892)	(3)	(3)	37	(17,212)
Net change in contract owners' equity	7,381	(37,879)	977	(1,211)	9,636	(27,374)
Contract owners' equity:
Beginning of period	16,131	54,010	2,425	3,636	45,541	72,915
End of period	$23,512	$16,131	$3,402	$2,425	$55,177	$45,541

Change in units:
Beginning units	449	594	79	79	1,320	1,783
Units purchased	0	0	0	0	2	3
Units redeemed	(3)	(145)	0	0	(1)	(466)
Ending units	446	449	79	79	1,321	1,320

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account B

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2023 and 2022

	LAZS - U.S. Small Cap Equity Select Subaccount	LAZS - U.S. Small Cap Equity Select Subaccount	ABVB - VPS Global Risk Allocation-Moderate Subaccount	ABVB - VPS Global Risk Allocation-Moderate Subaccount	MFSI - New Discovery Subaccount	MFSI - New Discovery Subaccount
	2023	2022	2023	2022	2023	2022
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(1,303)	$(1,355)	$120	$(31)	$(415)	$(591)
Reinvested capital gains	0	35,842	0	269	0	20,677
Realized gain (loss)	(394)	416	(116)	(90)	(269)	(13,642)
Unrealized gain (loss)	13,227	(61,121)	1,245	(1,994)	5,356	(30,649)
Net increase (decrease) in contract owners' equity from operations	11,530	(26,218)	1,249	(1,846)	4,672	(24,205)
Equity transactions:
Contract purchase payments (note 1)	0	0	0	0	60	60
Transfers (to) and from other subaccounts	0	0	0	0	0	0
Transfers (to) and from fixed dollar contract	0	0	0	0	0	1
Withdrawals and surrenders	0	(11,538)	0	0	0	(16,460)
Surrender charges (note 2)	0	0	0	0	0	(107)
Annual contract charges (note 2)	(52)	(55)	0	0	(13)	(13)
Annuity and death benefit payments	0	0	(1,306)	(1,326)	(1)	0
Net equity transactions	(52)	(11,593)	(1,306)	(1,326)	46	(16,519)
Net change in contract owners' equity	11,478	(37,811)	(57)	(3,172)	4,718	(40,724)
Contract owners' equity:
Beginning of period	129,080	166,891	9,781	12,953	35,867	76,591
End of period	$140,558	$129,080	$9,724	$9,781	$40,585	$35,867

Change in units:
Beginning units	2,603	2,820	868	979	911	1,346
Units purchased	0	0	0	0	1	2
Units redeemed	(1)	(217)	(110)	(111)	0	(437)
Ending units	2,602	2,603	758	868	912	911

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account B

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2023 and 2022

	MFSI - Mid Cap Growth Subaccount	MFSI - Mid Cap Growth Subaccount	MFSI - Total Return Subaccount	MFSI - Total Return Subaccount	PVIA - Real Return Subaccount	PVIA - Real Return Subaccount
	2023	2022	2023	2022	2023	2022
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(117)	$(116)	$949	$488	$806	$6,310
Reinvested capital gains	204	2,081	4,823	9,957	0	0
Realized gain (loss)	(46)	(36)	202	11,290	(3,831)	(5,563)
Unrealized gain (loss)	2,369	(6,981)	3,837	(36,255)	4,353	(16,242)
Net increase (decrease) in contract owners' equity from operations	2,410	(5,052)	9,811	(14,520)	1,328	(15,495)
Equity transactions:
Contract purchase payments (note 1)	0	0	520	520	60	236
Transfers (to) and from other subaccounts	0	0	0	0	(13,398)	(3,659)
Transfers (to) and from fixed dollar contract	1	0	0	0	(7,100)	(2,022)
Withdrawals and surrenders	0	0	0	0	(6,091)	(32,940)
Surrender charges (note 2)	0	0	0	0	(9)	(215)
Annual contract charges (note 2)	0	0	(19)	(20)	(14)	(33)
Annuity and death benefit payments	0	0	(3,602)	(54,632)	(2,490)	(5,606)
Net equity transactions	1	0	(3,101)	(54,132)	(29,042)	(44,239)
Net change in contract owners' equity	2,411	(5,052)	6,710	(68,652)	(27,714)	(59,734)
Contract owners' equity:
Beginning of period	12,115	17,167	109,441	178,093	63,656	123,390
End of period	$14,526	$12,115	$116,151	$109,441	$35,942	$63,656

Change in units:
Beginning units	422	422	4,035	5,833	3,406	5,803
Units purchased	0	0	19	19	3	12
Units redeemed	0	0	(128)	(1,817)	(1,541)	(2,409)
Ending units	422	422	3,926	4,035	1,868	3,406

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account B

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2023 and 2022

	PVIA - Global Bond Opportunities Subaccount	PVIA - Global Bond Opportunities Subaccount	PVIA - Commodity RealReturn® Strategy Subaccount	PVIA - Commodity RealReturn® Strategy Subaccount	PVIA - Low Duration Subaccount	PVIA - Low Duration Subaccount
	2023	2022	2023	2022	2023	2022
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$300	$117	$5,004	$2,950	$2,520	$684
Reinvested capital gains	261	345	0	0	0	0
Realized gain (loss)	(265)	(1,024)	(1,803)	(109)	(37)	(24)
Unrealized gain (loss)	710	(2,710)	(5,848)	(4,302)	1,257	(3,566)
Net increase (decrease) in contract owners' equity from operations	1,006	(3,272)	(2,647)	(1,461)	3,740	(2,906)
Equity transactions:
Contract purchase payments (note 1)	0	30	120	163	0	0
Transfers (to) and from other subaccounts	1,500	(3,397)	11,360	16,340	0	71,863
Transfers (to) and from fixed dollar contract	0	0	0	1	0	0
Withdrawals and surrenders	0	0	0	0	0	0
Surrender charges (note 2)	0	0	0	0	0	0
Annual contract charges (note 2)	(18)	(18)	(34)	(4)	(30)	(30)
Annuity and death benefit payments	(445)	(468)	(1,036)	0	0	0
Net equity transactions	1,037	(3,853)	10,410	16,500	(30)	71,833
Net change in contract owners' equity	2,043	(7,125)	7,763	15,039	3,710	68,927
Contract owners' equity:
Beginning of period	22,726	29,851	21,319	6,280	93,728	24,801
End of period	$24,769	$22,726	$29,082	$21,319	$97,438	$93,728

Change in units:
Beginning units	1,324	1,537	1,767	556	9,819	2,450
Units purchased	90	1	1,227	1,221	0	7,372
Units redeemed	(28)	(214)	(346)	(10)	(3)	(3)
Ending units	1,386	1,324	2,648	1,767	9,816	9,819

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account B

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2023 and 2022

	BNYS - Appreciation Subaccount	BNYS - Appreciation Subaccount	ROYI - Small-Cap Subaccount	ROYI - Small-Cap Subaccount	ROYI - Micro-Cap Subaccount	ROYI - Micro-Cap Subaccount
	2023	2022	2023	2022	2023	2022
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(82)	$(100)	$(78)	$(414)	$(357)	$(352)
Reinvested capital gains	1,869	6,153	6,478	1,170	0	10,896
Realized gain (loss)	(1,747)	(20)	(52)	(1,448)	(77)	22
Unrealized gain (loss)	3,143	(10,716)	9,743	(7,963)	6,333	(20,697)
Net increase (decrease) in contract owners' equity from operations	3,183	(4,683)	16,091	(8,655)	5,899	(10,131)
Equity transactions:
Contract purchase payments (note 1)	0	0	150	249	30	30
Transfers (to) and from other subaccounts	0	0	(353)	(3,876)	0	0
Transfers (to) and from fixed dollar contract	1	0	1	0	0	0
Withdrawals and surrenders	(10,588)	0	0	0	0	0
Surrender charges (note 2)	0	0	0	0	0	0
Annual contract charges (note 2)	(2)	(2)	(25)	(45)	(11)	(11)
Annuity and death benefit payments	0	(1)	0	0	0	(1)
Net equity transactions	(10,589)	(3)	(227)	(3,672)	19	18
Net change in contract owners' equity	(7,406)	(4,686)	15,864	(12,327)	5,918	(10,113)
Contract owners' equity:
Beginning of period	19,966	24,652	65,472	77,799	33,525	43,638
End of period	$12,560	$19,966	$81,336	$65,472	$39,443	$33,525

Change in units:
Beginning units	452	453	1,550	1,657	898	897
Units purchased	0	0	3	87	1	1
Units redeemed	(213)	(1)	(9)	(194)	(1)	0
Ending units	239	452	1,544	1,550	898	898

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account B

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2023 and 2022

	AIMI - Invesco V.I. EQV International Equity Series II Subaccount	AIMI - Invesco V.I. EQV International Equity Series II Subaccount	NBAS - AMT Mid Cap Intrinsic Value Subaccount	NBAS - AMT Mid Cap Intrinsic Value Subaccount	FRT2 - Franklin Income VIP Subaccount	FRT2 - Franklin Income VIP Subaccount
	2023	2022	2023	2022	2023	2022
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(27)	$16	$(258)	$(432)	$2,199	$2,230
Reinvested capital gains	2	330	2,136	6,102	3,315	1,109
Realized gain (loss)	(11)	(1)	58	121	(54)	(375)
Unrealized gain (loss)	501	(1,024)	2,604	(11,472)	(1,496)	(6,962)
Net increase (decrease) in contract owners' equity from operations	465	(679)	4,540	(5,681)	3,964	(3,998)
Equity transactions:
Contract purchase payments (note 1)	0	0	816	1,116	360	270
Transfers (to) and from other subaccounts	0	0	0	0	859	18,129
Transfers (to) and from fixed dollar contract	0	1	0	1	0	(2,998)
Withdrawals and surrenders	0	0	0	0	0	0
Surrender charges (note 2)	0	0	0	0	0	0
Annual contract charges (note 2)	0	0	(11)	(12)	(17)	(18)
Annuity and death benefit payments	(186)	0	(1)	0	(1)	0
Net equity transactions	(186)	1	804	1,105	1,201	15,383
Net change in contract owners' equity	279	(678)	5,344	(4,576)	5,165	11,385
Contract owners' equity:
Beginning of period	2,849	3,527	47,025	51,601	51,624	40,239
End of period	$3,128	$2,849	$52,369	$47,025	$56,789	$51,624

Change in units:
Beginning units	214	214	2,263	2,212	2,342	1,695
Units purchased	0	0	39	52	56	818
Units redeemed	(13)	0	(1)	(1)	(1)	(171)
Ending units	201	214	2,301	2,263	2,397	2,342

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account B

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2023 and 2022

	FRT2 - Franklin DynaTech VIP Subaccount	FRT2 - Templeton Foreign VIP Subaccount	FRT2 - Templeton Foreign VIP Subaccount	FEDS - Kaufmann Fund II Service Shares Subaccount	FEDS - Kaufmann Fund II Service Shares Subaccount
	2022 (c)(d)	2023	2022	2023	2022
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(33)	$364	$309	$(97)	$(100)
Reinvested capital gains	0	0	0	0	1,488
Realized gain (loss)	1,939	(16)	(30)	(26)	(21)
Unrealized gain (loss)	(4,788)	2,556	(1,656)	1,564	(5,968)
Net increase (decrease) in contract owners' equity from operations	(2,882)	2,904	(1,377)	1,441	(4,601)
Equity transactions:
Contract purchase payments (note 1)	45	0	126	0	220
Transfers (to) and from other subaccounts	(13,709)	0	0	0	0
Transfers (to) and from fixed dollar contract	0	1	1	0	0
Withdrawals and surrenders	0	0	0	0	0
Surrender charges (note 2)	0	0	0	0	0
Annual contract charges (note 2)	0	(4)	(4)	0	0
Annuity and death benefit payments	(2)	0	0	0	0
Net equity transactions	(13,666)	(3)	123	0	220
Net change in contract owners' equity	(16,548)	2,901	(1,254)	1,441	(4,381)
Contract owners' equity:
Beginning of period	16,548	14,835	16,089	10,411	14,792
End of period	$0	$17,736	$14,835	$11,852	$10,411

Change in units:
Beginning units	355	1,106	1,098	448	440
Units purchased	2	0	8	0	8
Units redeemed	(357)	0	0	0	0
Ending units	0	1,106	1,106	448	448

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account B

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2023 and 2022

	IVYV - Delaware Ivy VIP Asset Strategy Subaccount	IVYV - Delaware Ivy VIP Asset Strategy Subaccount	IVYV - Delaware Ivy VIP Natural Resources Subaccount	IVYV - Delaware Ivy VIP Natural Resources Subaccount	IVYV - Delaware Ivy VIP Science and Technology Subaccount	IVYV - Delaware Ivy VIP Science and Technology Subaccount
	2023	2022	2023	2022	2023	2022
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$322	$158	$273	$59	$(855)	$(762)
Reinvested capital gains	0	2,061	0	0	5,164	10,463
Realized gain (loss)	(51)	(510)	(1,062)	(30)	(2,058)	(197)
Unrealized gain (loss)	2,942	(6,869)	882	1,544	26,856	(44,635)
Net increase (decrease) in contract owners' equity from operations	3,213	(5,160)	93	1,573	29,107	(35,131)
Equity transactions:
Contract purchase payments (note 1)	60	287	0	117	0	0
Transfers (to) and from other subaccounts	0	(12,032)	(5,990)	5,929	2,421	5,929
Transfers (to) and from fixed dollar contract	0	0	0	2	0	2
Withdrawals and surrenders	0	0	0	0	(6,771)	0
Surrender charges (note 2)	0	0	0	0	(3)	0
Annual contract charges (note 2)	(17)	(17)	(3)	(3)	(30)	(25)
Annuity and death benefit payments	0	0	(1)	0	0	0
Net equity transactions	43	(11,762)	(5,994)	6,045	(4,383)	5,906
Net change in contract owners' equity	3,256	(16,922)	(5,901)	7,618	24,724	(29,225)
Contract owners' equity:
Beginning of period	24,982	41,904	16,895	9,277	78,886	108,111
End of period	$28,238	$24,982	$10,994	$16,895	$103,610	$78,886

Change in units:
Beginning units	1,282	1,811	1,476	939	1,604	1,482
Units purchased	3	14	0	537	44	122
Units redeemed	(1)	(543)	(529)	0	(123)	0
Ending units	1,284	1,282	947	1,476	1,525	1,604

(b)	Subaccount was available for investment during the entire period ended December 31, 2023, but received no assets until later in that period.
(c)	Although the Subaccount had no assets nor contract owners’ equity at December 31, 2022, it was an available Subaccount during the entire period and at December 31, 2022.
(d)	Although the Subaccount had no assets nor contract owners’ equity at December 31, 2023, it was an available Subaccount during the entire period and at December 31, 2023.

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account B

Notes to Financial Statements	December 31, 2023

(1)	Basis of Presentation and Summary of Significant Accounting Policies

A. Organization and Nature of Operations

AuguStar℠ Variable Account B (formerly Ohio National Variable Account B) (the “Account”) is a separate account of AuguStar℠ Life Insurance Company (“ALIC” or the “Company”). The Account is established as a funding vehicle for ALIC’s variable individual annuity contracts and is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “40 Act”). The Account is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

ALIC (formerly The Ohio National Life Insurance Company) is a stock life insurance company wholly owned by Constellation Insurance, Inc. (formerly Ohio National Financial Services, Inc.) (“CII”), a stock holding company. CII is 100% owned by Constellation Insurance Holdings, Inc. (formerly Ohio National Holdings, Inc. and Ohio National Mutual Holdings, Inc.), a stock holding company organized under Ohio insurance laws. In 1998, ALIC became a stock company under provisions of Sections 3913.25 to 3913.38 of the Ohio Revised Code relating to mutual insurance holding companies.

The variable annuity contracts funding the Account were sold by registered representatives of broker-dealers that entered into distribution agreements with AuguStar℠ Distributors, Inc. (formerly Ohio National Equities, Inc.) (“ADI”). ADI is a wholly owned subsidiary of CII and is the principal underwriter of the contracts. ALIC pays ADI a sales commission based on a pre-determined percentage of each purchase payment and ADI pays a portion of that fee to broker-dealers. The commission percentage paid to broker-dealers may vary by product.

Effective September 15, 2018, ALIC no longer markets nor issues new individual variable annuities, which presently represent the bulk of the Company’s in-force block of variable contracts and policies. The Company will continue to service the in-force contracts and policies regardless of the absence of new sales.

B.	Assets of the Account

Assets of the Account are assigned to the following subaccounts in amounts equating to the Account’s ownership of each underlying mutual fund:

AuguStar℠ Variable Insurance Products Fund, Inc. (formerly Ohio National Fund, Inc.): AVIP Bond, AVIP BlackRock Balanced Allocation, AVIP BlackRock Advantage International Equity, AVIP Fidelity Institutional AM® Equity Growth, AVIP AB Small Cap, AVIP AB Mid Cap Core, AVIP S&P 500® Index, AVIP BlackRock Advantage Large Cap Value, AVIP Federated High Income Bond, AVIP Nasdaq-100® Index, AVIP BlackRock Advantage Large Cap Core, AVIP BlackRock Advantage Small Cap Growth, AVIP S&P MidCap 400® Index, AVIP BlackRock Advantage Large Cap Growth, AVIP AB Risk Managed Balanced, AVIP Federated Core Plus Bond, and AVIP Intech U.S. Low Volatility.

Fidelity® Variable Insurance Products Fund - Service Class: VIP Government Money Market

Fidelity® Variable Insurance Products Fund - Service Class 2: VIP Mid Cap, VIP Growth, VIP Equity-Income, and VIP Real Estate

Janus Aspen Series - Institutional Shares: Janus Henderson Research, Janus Henderson Global Research, and Janus Henderson Balanced

Janus Aspen Series - Service Shares: Janus Henderson Research, Janus Henderson Global Research, Janus Henderson Balanced, Janus Henderson Overseas, and Janus Henderson Flexible Bond

Legg Mason Partners Variable Equity Trust - Class I: ClearBridge Variable Dividend Strategy and ClearBridge Variable Large Cap Value

Allspring Fargo Variable Trust: VT Opportunity

Morgan Stanley Variable Insurance Fund, Inc. – Class I: VIF U.S. Real Estate

Morgan Stanley Variable Insurance Fund, Inc. – Class II: VIF Growth

Goldman Sachs Variable Insurance Trust – Institutional Shares: Strategic Growth

Lazard Retirement Series, Inc. - Service Shares: Emerging Markets Equity and U.S. Small Cap Equity Select

AB Variable Products Series Fund, Inc. - Class B: VPS Global Risk Allocation-Moderate

MFS® Variable Insurance Trust - Service Class: New Discovery, Mid Cap Growth, and Total Return

PIMCO Variable Insurance Trust - Administrative Shares: Real Return, Global Bond Opportunities, CommodityRealReturn® Strategy, and Low Duration

BNY Mellon Variable Investment Fund - Service Shares: Appreciation

Royce Capital Fund – Investment Class: Small-Cap and Micro-Cap

AIM Variable Insurance Funds (Invesco Variable Insurance Funds): Invesco V.I. EQV International Equity Series II

Neuberger Berman Advisers Management Trust - S Class: AMT Mid Cap Intrinsic Value

Franklin Templeton Variable Insurance Products Trust – Class 2: Franklin Income VIP and Templeton Foreign VIP

Federated Hermes Insurance Series: Kaufmann Fund II Service Shares

Ivy Variable Insurance Portfolios: Delaware IVY VIP Asset Strategy, Delaware IVY VIP Natural Resources, and Delaware IVY VIP Science and Technology

The underlying mutual funds (“the funds”) in which the subaccounts invest are diversified open-end management investment companies. The funds are not available to the general public directly, but are available as investment options in variable annuity contracts and variable life insurance policies issued by life insurance companies. The investments of the funds are subject to varying degrees of market, interest and financial risks; the issuers' abilities to meet certain obligations may be affected by economic developments in their respective industries.

Some of the underlying mutual funds have been established by investment advisers that manage other mutual funds that may have similar names and investment objectives. While some of the underlying mutual funds may have holdings that are comparable to other similarly-named mutual funds, they may not be identical in portfolio management, composition, objective, or investment strategy. Consequently, the investment performance of an underlying mutual fund and a similarly-named fund may differ substantially.

Shares of the funds are purchased at Net Asset Value (“NAV”). The resulting value of assets is converted to accumulation units for the purpose of dividing the aggregate equity ownership of the subaccounts among affected contract owners.

Ohio National Investments, Inc. (“ONI”), a wholly owned subsidiary of CII, performs investment advisory services on behalf of AuguStar℠ Variable Insurance Products Fund, Inc., in which the Account invests. For these services, ONI recorded net advisory fees of approximately $58.9 million and $53.3 million from AuguStar℠ Variable Insurance Products Fund, Inc., for the periods ended December 31, 2023 and 2022, respectively.

Contract owners may, with certain restrictions, transfer their contract values between the Account and a fixed dollar contract maintained in the general account of ALIC. The accompanying financial statements include only the contract owners' purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar portions of their contracts.

Guarantees within a contract or optional rider that exceed the value of the interest in the Account represent expenses of ALIC and are paid from its general account.

C.	Annuity Reserves for Contracts in Payment Period

Annuity reserves for contracts in payment period represents the contract owners’ equity allocated to these future contract benefits. The allocation is based on the 2000 Annuity Table or the 1983 Individual Annuity Mortality Table (83a), depending on the year the contract annuitized and reflects the discounted amount of the expected annuity payments. The assumed interest rate is 3.0 or 4.0 percent depending on the contract selected by the annuitant. Changes to annuity reserves for adverse mortality and expense risk experience are reimbursed to the Account by ALIC. Such amounts are included in risk and administrative expenses. (See Note 2).

D.	Security Valuation, Transactions and Related Investment Income

The fair value of the underlying mutual funds is based on the closing NAV of fund shares held at December 31, 2023.

Share transactions are recorded on the trade date. Income from dividends and capital gain distributions are recorded and reinvested in the subaccounts on the ex-dividend date. Net realized gains and losses are determined on the basis of average cost.

E.	Use of Estimates in Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Subsequent Events

The Account has evaluated for subsequent events through the date these financial statements were issued, and there are no events that require financial statement disclosure or adjustments to the financial statements.

(2)	Risk & Administrative Expense and Contract Charges

Although annuity and death benefit payments differ according to the investment performance of the subaccounts, they are not affected by mortality or expense experience because ALIC assumes the expense risk and the mortality risk of the contracts. ALIC charges the Accounts' assets for assuming those risks.

The mortality risk results from a provision in the contract in which ALIC agrees to make annuity payments regardless of how long a particular annuitant or other payee lives and how long all annuitants or other payees as a class live if payment options involving life contingencies are chosen. Those annuity payments are determined in accordance with annuity purchase rate provisions established at the time the contracts are issued.

At the end of each valuation period, ALIC charges a mortality and expense risk fee and a fee for recovery of administrative expenses. Both fees are calculated based on Contract Owner’s Equity at the end of the valuation period and pre-determined annualized rates as stated in the product prospectuses. Administrative expenses include costs associated with providing accounting, administrative, compliance, and legal services necessary to support issuance and maintenance of contracts. The expense risk assumed by ALIC is the risk that the deductions provided for in the variable annuity contracts may be insufficient to cover the actual costs to administer the terms stated in the contracts.

All other fees assessed on contracts, including surrender charges, annual contract fee, and transfer fees are charged to contracts upon a surrender, anniversary, or transfer event, respectively. Each of these charges are assessed through redemption of units, in an amount such that the value of the redeemed units at the end of the next valuation period are equivalent to the calculated dollar value of the charge.

The following tables illustrate product and contract level charges by product:

The following basic charges are assessed through reduction of daily unit values:

	Annual Payment Combination	Variable Interest Annuity (“VIA”)	Flexible Payment Combination
Mortality and Expense Risk Fees (May increase annually to not more than 1.55%)	0.75%	1.05%	0.85%
Administrative Expenses	0.25%	0.25%	0.25%
Total expenses	1.00%	1.30%	1.10%

The following charges are assessed through the redemption of units:

Annual Contract Fee
Each year on the contract anniversary (or at the time of surrender of the contract).	NA	No charge	$25
Transfer Fee – per transfer
(Currently no charge for the first 4 transfers each contract year)	$3 to $15	NA	$3 to $15
Purchase Payment Charges	3.3% to 6.3% for sales expense, 1.2% to 2.2% for administrative expense, and 0.5% for death benefit premium	No charge	No charge
Surrender Charges
A withdrawal charge may be assessed by ALIC when a contract is surrendered, or a partial withdrawal of a participant's account value is made for any reason other than to make a plan payment to a participant. Percentages vary with the number of years from purchase.	No charge	No charge	6% of surrender value in the first year to 0% in the seventh year
State Premium Taxes
In those jurisdictions permitting, such taxes will be deducted when annuity payments begin. Otherwise, they will be deducted from purchase payments.	0.0% to 5.0%	0.0% to 5.0%	0.0% to 5.0%

The following basic charges are assessed through reduction of daily unit values:

	Top I	Top Tradition	Top Plus
Mortality and Expense Risk Fees (May increase annually to not more than 1.55%)	0.85% to 1.05%	0.85%	0.65%
Administrative Expenses	0.25%	0.25%	0.25%
Total expenses	1.10% to 1.30%	1.10%	0.90%

The following charges are assessed through the redemption of units:

Annual Contract Fee
Each year on the contract anniversary (or at the time of surrender of the contract).	$30	$30	NA
Transfer Fee – per transfer
(Currently no charge for the first 4 transfers each contract year)	$3 to $15	$3 to $15	$3 to $15
Purchase Payment Charges	No charge	No charge	No charge
Surrender Charges
A withdrawal charge may be assessed by ALIC when a contract is surrendered, or a partial withdrawal of a participant's account value is made for any reason other than to make a plan payment to a participant. Percentages vary with the number of years from purchase.	5% of purchase payments made in the eight years prior to surrender	7.75% of purchase payments made in the eight years prior to surrender	6% of surrender value in the first year to 0% in the seventh year
State Premium Taxes
In those jurisdictions permitting, such taxes will be deducted when annuity payments begin. Otherwise, they will be deducted from purchase payments.	0.0% to 5.0%	0.0% to 5.0%	0.0% to 5.0%

Further information regarding fees, terms, and availability of all products listed above are provided in the “Top Variable Annuities” prospectus.

(3)	Federal Income Taxes

Operations of the Account form a part of, and are taxed with, the operations of ALIC, which is taxed as an insurance company under the Internal Revenue Code. Taxes are the responsibility of the contract owner upon surrender or withdrawal. No Federal income taxes are payable under the present law on dividend income or capital gains distribution from the fund shares held in the Account or on capital gains realized by the Account upon redemption of the fund shares. Accordingly, ALIC does not provide for income taxes within the Account.

(4)	Fund Replacements, and Other Significant Transactions

Effective April 28, 2023, Mid Cap Value of J.P. Morgan Insurance Trust - Class I merged into LVIP JPMorgan Mid Cap Value of Lincoln Variable Insurance Products Trust- Standard Class.

The Account, along with ALIC, National Security Life and Annuity Company (“NSLA”), a stock life insurance subsidiary wholly owned by ALIC, and certain other variable separate account entities affiliated with ALIC and NSLA were parties to a correspondence letter filed with the Securities and Exchange Commission (the “SEC”) on August 25, 2023, which described the intent of those entities to execute a substitution of investment options pursuant to Commission Statement on Insurance Product Fund Substitution Applications, Release No. IC-34199. As outlined in the correspondence letter, those entities communicated their intent to substitute shares of four unaffiliated funds currently available as subaccounts under certain variable contracts for shares of four affiliated fund options, also available as subaccounts under those contracts.

The substitution transactions impacting the Account were:

Existing Subaccounts	Replacement Subaccounts
PSF PGIM Jennison Focused Blend - Class II of The Prudential Series Fund, Inc.	AVIP Fidelity Institutional AM® Equity Growth of AuguStar℠ Variable Insurance Products Fund, Inc.
PSF PGIM Jennison Growth - Class II of The Prudential Series Fund, Inc.	AVIP BlackRock Advantage Large Cap Growth of AuguStar℠ Variable Insurance Products Fund, Inc.
LVIP JPMorgan Mid Cap Value - Standard Class of Lincoln Variable Insurance Products Trust	AVIP S&P MidCap 400® Index of AuguStar℠ Variable Insurance Products Fund, Inc.
VT Discovery SMID Cap Growth of Allspring Variable Trust	AVIP S&P MidCap 400® Index of AuguStar℠ Variable Insurance Products Fund, Inc.
VIF U.S. Real Estate - Class II of Morgan Stanley Variable Insurance Fund, Inc.	VIP Real Estate - Service Class 2 of Fidelity® Variable Insurance Products Fund
V.I. Balanced-Risk Allocation Series II of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AVIP AB Risk Managed Balanced of AuguStar℠ Variable Insurance Products Fund, Inc.
Large Cap Value - Institutional Shares of Goldman Sachs Variable Insurance Trust	AVIP S&P 500® Index of AuguStar℠ Variable Insurance Products Fund, Inc.

The substitution transactions were effected on August 25, 2023 via cash redemptions from the Existing Subaccounts and cash subscriptions to the Replacement Subaccounts.

The Account, along with ALIC, NSLA, and certain other variable separate account entities affiliated with ALIC and NSLA were parties to a correspondence letter filed with the Securities and Exchange Commission (the “SEC”) on July 22, 2022, which described the intent of those entities to execute a substitution of investment options pursuant to Commission Statement on Insurance Product Fund Substitution Applications, Release No. IC-34199. As outlined in the correspondence letter, those entities communicated their intent to substitute shares of four unaffiliated funds currently available as subaccounts under certain variable contracts for shares of four affiliated fund options, also available as subaccounts under those contracts.

The substitution transactions impacting the Account were:

Existing Subaccounts	Replacement Subaccounts
VIP Contrafund® of the Fidelity® Variable Insurance Products Fund - Service Class 2	AVIP BlackRock Advantage Large Cap Growth of AuguStar℠ Variable Insurance Products Fund, Inc.

The substitution transactions were effected on October 14, 2022 via cash redemptions from the Existing Subaccounts and cash subscriptions to the Replacement Subaccounts.

(5)	Investments

In accordance with FASB ASC 820, Fair Value Measurements and Disclosures, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Account generally uses a market approach as the calculation technique due to the nature of the mutual fund investments offered in the Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The Account categorizes its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Account categorizes financial assets recorded at fair value as follows:

Level 1:	Unadjusted quoted prices accessible in active markets for identical assets at the measurement date. The assets utilizing Level 1 valuations represent investments in investment companies that have a readily determinable fair value and are valued at Net Asset Value (“NAV”).
Level 2:	Unadjusted quoted prices for similar assets in active markets or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means.
Level 3:	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The only type of investments used by the subaccounts is open-end 40 Act mutual funds, which have readily determinable fair values. As such, all funds are classified as Level 1 investments.

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2023 were as follows:

	Purchases	Sales
AVIP - AVIP Bond Subaccount	$22,121	$34,648
AVIP - AVIP BlackRock Balanced Allocation Subaccount	22,371	235,164
AVIP - AVIP BlackRock Advantage International Equity Subaccount	25,527	56,821
AVIP - AVIP Fidelity Institutional AM® Equity Growth Subaccount	51,998	12,995
AVIP - AVIP AB Small Cap Subaccount	17,913	147,353
AVIP - AVIP AB Mid Cap Core Subaccount	5,461	146,731
AVIP - AVIP S&P 500® Index Subaccount	164,498	131,299
AVIP - AVIP BlackRock Advantage Large Cap Value Subaccount	660	6,275
AVIP - AVIP Federated High Income Bond Subaccount	24,309	1,497
AVIP - AVIP Nasdaq-100® Index Subaccount	4,407	13,160
AVIP - AVIP BlackRock Advantage Large Cap Core Subaccount	112,554	971,571
AVIP - AVIP BlackRock Advantage Small Cap Growth Subaccount	90	164
AVIP - AVIP S&P MidCap 400® Index Subaccount	103,718	1,343
AVIP - AVIP BlackRock Advantage Large Cap Growth Subaccount	24,913	25,975
AVIP - AVIP AB Risk Managed Balanced Subaccount	4,636	14
AVIP - AVIP Federated Core Plus Bond Subaccount	6,455	7,898
AVIP - AVIP Intech U.S. Low Volatility Subaccount	129	768
FIDS - VIP Government Money Market Subaccount	3,661	10,230
FID2 - VIP Mid Cap Subaccount	10,353	43,431
FID2 - VIP Growth Subaccount	15,662	7,233
FID2 - VIP Equity-Income Subaccount	31,826	18,091
FID2 - VIP Real Estate Subaccount	10,825	5,658
JASI - Janus Henderson Research Subaccount	200	23,830
JASI - Janus Henderson Global Research Subaccount	2,544	729
JASI - Janus Henderson Balanced Subaccount	8,450	133,972
JASS - Janus Henderson Research Subaccount	828	665
JASS - Janus Henderson Global Research Subaccount	159	48
JASS - Janus Henderson Balanced Subaccount	5,837	33,541
JASS - Janus Henderson Overseas Subaccount	1,514	10,899
JASS - Janus Henderson Flexible Bond Subaccount	335	645
LEGI - ClearBridge Variable Dividend Strategy Subaccount	1,962	7,924
LEGI - ClearBridge Variable Large Cap Value Subaccount	2,323	16
ASVT - VT Opportunity Subaccount	3,212	373
MSVI - VIF U.S. Real Estate Subaccount	1,898	829
MSV2 - VIF Growth Subaccount	0	334
GSVI - Strategic Growth Subaccount	129	35
LAZS - Emerging Markets Equity Subaccount	2,512	520
LAZS - U.S. Small Cap Equity Select Subaccount	0	1,355
ABVB - VPS Global Risk Allocation-Moderate Subaccount	206	1,392
MFSI - New Discovery Subaccount	60	429
MFSI - Mid Cap Growth Subaccount	204	116
MFSI - Total Return Subaccount	7,363	4,692
PVIA - Real Return Subaccount	1,274	29,510
PVIA - Global Bond Opportunities Subaccount	2,301	703
PVIA - CommodityRealReturn® Strategy Subaccount	19,753	4,339
PVIA - Low Duration Subaccount	3,414	924
BNYS - Appreciation Subaccount	1,954	10,756
ROYI - Small-Cap Subaccount	7,252	1,079
ROYI - Micro-Cap Subaccount	30	368
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	2	213
NBAS - AMT Mid Cap Intrinsic Value Subaccount	3,201	519
FRT2 - Franklin Income VIP Subaccount	7,269	554
FRT2 - Templeton Foreign VIP Subaccount	525	164
FEDS - Kaufmann Fund II Service Shares Subaccount	0	97
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	634	269
IVYV - Delaware Ivy VIP Natural Resources Subaccount	420	6,141
IVYV - Delaware Ivy VIP Science and Technology Subaccount	7,585	7,659

(6)	Financial Highlights

The following is a summary of accumulation units, value per unit, fair value, expenses, total returns, and investment income ratios for each period ended December 31. The fair value indicated in the Financial Highlights represents the portion of contract owners' equity for contracts in the accumulation period only and excludes the portion of contract owners' equity related to annuity reserves for contracts in the payment period. As such, fair value presented below equals the contract owners’ equity for Contracts in Accumulation Period as noted in the Statements of Assets and Contract Owners’ Equity, but may not agree to the total contract owner’s equity as presented in the Statements of Changes in Contract Owners’ Equity. Some of the information is presented as a range of minimum to maximum values. The range is determined by identifying the lowest and the highest expense rates during each period presented for the products with units outstanding at the end of each period, and presenting the expenses, values per unit, and total returns that correspond to those products. Accordingly, some individual contract or product attributes may not be within the range presented.

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
AVIP - AVIP Bond Subaccount	2023	4,979	$27.89 to $53.69	$192,016	0.90% to 1.10%	7.13% to 7.34%	3.05%
AVIP - AVIP Bond Subaccount	2022	5,578	$25.98 to $50.12	$192,395	0.90% to 1.10%	-16.11% to -15.94%	3.17%
AVIP - AVIP Bond Subaccount	2021	6,726	$30.91 to $59.75	$271,165	0.90% to 1.10%	-2.59% to -2.39%	2.73%
AVIP - AVIP Bond Subaccount	2020	6,734	$31.66 to $61.33	$277,733	0.90% to 1.10%	8.40% to 8.61%	0.68%
AVIP - AVIP Bond Subaccount	2019	8,721	$29.15 to $56.58	$367,493	0.90% to 1.10%	13.48% to 13.70%	1.77%
AVIP - AVIP BlackRock Balanced Allocation Subaccount	2023	13,003	$51.33 to $116.47	$996,015	0.90% to 1.10%	19.81% to 20.05%	1.64%
AVIP - AVIP BlackRock Balanced Allocation Subaccount	2022	15,357	$42.76 to $97.21	$1,022,501	0.90% to 1.10%	-19.30% to -19.14%	1.40%
AVIP - AVIP BlackRock Balanced Allocation Subaccount	2021	17,592	$52.88 to $120.46	$1,426,258	0.90% to 1.10%	17.76% to 18.00%	1.52%
AVIP - AVIP BlackRock Balanced Allocation Subaccount	2020	18,423	$44.81 to $102.29	$1,292,172	0.90% to 1.10%	14.38% to 14.61%	0.20%
AVIP - AVIP BlackRock Balanced Allocation Subaccount	2019	20,813	$39.10 to $89.42	$1,339,622	0.90% to 1.10%	27.89% to 28.14%	0.62%
AVIP - AVIP BlackRock Advantage International Equity Subaccount	2023	24,021	$26.61 to $28.70	$669,661	0.90% to 1.10%	17.65% to 17.88%	3.56%
AVIP - AVIP BlackRock Advantage International Equity Subaccount	2022	25,804	$22.57 to $24.40	$611,651	0.90% to 1.10%	-14.41% to -14.24%	2.63%
AVIP - AVIP BlackRock Advantage International Equity Subaccount	2021	33,057	$26.32 to $28.50	$907,678	0.90% to 1.10%	12.26% to 12.48%	1.35%
AVIP - AVIP BlackRock Advantage International Equity Subaccount	2020	30,406	$23.40 to $25.39	$749,149	0.90% to 1.10%	5.58% to 5.79%	0.65%
AVIP - AVIP BlackRock Advantage International Equity Subaccount	2019	28,748	$22.12 to $24.05	$677,117	0.90% to 1.10%	19.40% to 19.64%	1.43%
AVIP - AVIP Fidelity Institutional AM® Equity Growth Subaccount	2023	4,848	$36.89 to $46.84	$185,689	0.90% to 1.10%	37.88% to 38.15%	0.00%
AVIP - AVIP Fidelity Institutional AM® Equity Growth Subaccount	2022	4,173	$26.76 to $33.90	$116,286	0.90% to 1.10%	-34.64% to -34.51%	0.00%
AVIP - AVIP Fidelity Institutional AM® Equity Growth Subaccount	2021	5,223	$40.94 to $51.77	$220,948	0.90% to 1.10%	18.40% to 18.63%	0.00%
AVIP - AVIP Fidelity Institutional AM® Equity Growth Subaccount	2020	5,989	$34.58 to $43.64	$217,833	0.90% to 1.10%	36.37% to 36.64%	0.00%
AVIP - AVIP Fidelity Institutional AM® Equity Growth Subaccount	2019	7,362	$25.35 to $31.94	$198,196	0.90% to 1.10%	33.42% to 33.68%	0.00%
AVIP - AVIP AB Small Cap Subaccount	2023	13,372	$54.63 to $57.63	$749,924	0.90% to 1.10%	15.94% to 16.17%	0.00%
AVIP - AVIP AB Small Cap Subaccount	2022	15,877	$47.12 to $49.61	$766,278	0.90% to 1.10%	-29.51% to -29.37%	0.05%
AVIP - AVIP AB Small Cap Subaccount	2021	17,490	$66.84 to $70.23	$1,193,927	0.90% to 1.10%	6.99% to 7.21%	0.00%
AVIP - AVIP AB Small Cap Subaccount	2020	20,845	$62.47 to $65.51	$1,331,607	0.90% to 1.10%	32.58% to 32.84%	0.12%
AVIP - AVIP AB Small Cap Subaccount	2019	25,019	$47.12 to $49.32	$1,202,364	0.90% to 1.10%	27.21% to 27.46%	0.00%
AVIP - AVIP AB Mid Cap Core Subaccount	2023	7,705	$70.12 to $73.97	$553,687	0.90% to 1.10%	15.78% to 16.01%	0.44%
AVIP - AVIP AB Mid Cap Core Subaccount	2022	9,806	$60.57 to $63.77	$607,036	0.90% to 1.10%	-24.15% to -24.00%	0.22%
AVIP - AVIP AB Mid Cap Core Subaccount	2021	10,971	$79.85 to $83.90	$895,454	0.90% to 1.10%	15.52% to 15.75%	0.14%
AVIP - AVIP AB Mid Cap Core Subaccount	2020	13,014	$69.12 to $72.49	$919,966	0.90% to 1.10%	17.85% to 18.08%	0.08%
AVIP - AVIP AB Mid Cap Core Subaccount	2019	13,797	$58.65 to $61.39	$825,848	0.90% to 1.10%	35.09% to 35.35%	0.00%
AVIP - AVIP S&P 500® Index Subaccount	2023	23,104	$72.29 to $76.26	$1,712,612	0.90% to 1.10%	24.36% to 24.60%	1.26%
AVIP - AVIP S&P 500® Index Subaccount	2022	23,675	$58.13 to $61.20	$1,409,001	0.90% to 1.10%	-19.31% to -19.15%	1.17%
AVIP - AVIP S&P 500® Index Subaccount	2021	25,714	$72.04 to $75.70	$1,893,939	0.90% to 1.10%	26.86% to 27.11%	1.47%
AVIP - AVIP S&P 500® Index Subaccount	2020	28,068	$30.26 to $59.55	$1,605,754	0.90% to 1.10%	16.71% to 16.94%	0.40%
AVIP - AVIP S&P 500® Index Subaccount	2019	29,800	$25.92 to $50.93	$1,457,442	0.90% to 1.10%	29.55% to 29.80%	1.27%
AVIP - AVIP BlackRock Advantage Large Cap Value Subaccount	2023	369	$27.70	$10,232	1.10%	12.14%	2.07%
AVIP - AVIP BlackRock Advantage Large Cap Value Subaccount	2022	574	$24.70	$14,183	1.10%	-9.96%	1.45%
AVIP - AVIP BlackRock Advantage Large Cap Value Subaccount	2021	858	$27.43	$23,539	1.10%	24.02%	1.33%
AVIP - AVIP BlackRock Advantage Large Cap Value Subaccount	2020	1,243	$22.12 to $23.07	$27,840	0.90% to 1.10%	2.53% to 2.73%	0.94%
AVIP - AVIP BlackRock Advantage Large Cap Value Subaccount	2019	1290	$21.57 to $22.45	$28,161	0.90% to 1.10%	17.91% to 18.14%	3.04%
AVIP - AVIP Federated High Income Bond Subaccount	2023	5023	$31.56 to $33.11	$162,626	0.90% to 1.10%	11.46% to 11.68%	5.95%
AVIP - AVIP Federated High Income Bond Subaccount	2022	4,516	$28.31 to $29.64	$130,900	0.90% to 1.10%	-12.39% to -12.22%	5.79%
AVIP - AVIP Federated High Income Bond Subaccount	2021	4,510	$32.32 to $33.77	$149,063	0.90% to 1.10%	3.83% to 4.03%	5.10%
AVIP - AVIP Federated High Income Bond Subaccount	2020	4,568	$31.13 to $32.46	$145,319	0.90% to 1.10%	5.10% to 5.31%	1.57%
AVIP - AVIP Federated High Income Bond Subaccount	2019	4,567	$29.62 to $30.82	$138,074	0.90% to 1.10%	14.03% to 14.26%	4.03%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
AVIP - AVIP Nasdaq-100® Index Subaccount	2023	1,121	$36.18 to $37.92	$41,798	0.90% to 1.10%	52.77% to 53.07%	0.53%
AVIP - AVIP Nasdaq-100® Index Subaccount	2022	1,527	$23.68 to $24.77	$36,937	0.90% to 1.10%	-33.30% to -33.17%	0.46%
AVIP - AVIP Nasdaq-100® Index Subaccount	2021	1,635	$35.51 to $37.07	$59,172	0.90% to 1.10%	25.61% to 25.86%	0.54%
AVIP - AVIP Nasdaq-100® Index Subaccount	2020	1,683	$28.27 to $29.45	$48,424	0.90% to 1.10%	46.71% to 47.00%	0.17%
AVIP - AVIP Nasdaq-100® Index Subaccount	2019	2504	$19.27 to $20.04	$48,796	0.90% to 1.10%	37.35% to 37.62%	0.49%
AVIP - AVIP BlackRock Advantage Large Cap Core Subaccount	2023	134,007	$15.97 to $49.79	$4,726,387	0.90% to 1.10%	24.47% to 24.72%	1.04%
AVIP - AVIP BlackRock Advantage Large Cap Core Subaccount	2022	158,293	$12.83 to $39.92	$4,559,389	0.90% to 1.10%	-20.43% to -20.27%	0.74%
AVIP - AVIP BlackRock Advantage Large Cap Core Subaccount	2021	183,381	$16.12 to $50.08	$6,671,995	0.90% to 1.10%	27.09% to 27.34%	0.96%
AVIP - AVIP BlackRock Advantage Large Cap Core Subaccount	2020	200,849	$12.68 to $39.32	$5,903,419	0.90% to 1.10%	16.26% to 16.50%	0.20%
AVIP - AVIP BlackRock Advantage Large Cap Core Subaccount	2019	228,949	$10.91 to $33.76	$5,807,769	0.90% to 1.10%	12.23%(a) to 32.41%	1.43%
AVIP - AVIP BlackRock Advantage Small Cap Growth Subaccount	2023	474	$31.24	$14,798	1.10%	18.98%	0.00%
AVIP - AVIP BlackRock Advantage Small Cap Growth Subaccount	2022	471	$26.26	$12,371	1.10%	-26.93%	0.00%
AVIP - AVIP BlackRock Advantage Small Cap Growth Subaccount	2021	1,094	$35.93 to $37.36	$39,713	0.90% to 1.10%	2.92% to 3.13%	0.00%
AVIP - AVIP BlackRock Advantage Small Cap Growth Subaccount	2020	1,233	$34.91 to $36.23	$43,600	0.90% to 1.10%	32.87% to 33.14%	0.00%
AVIP - AVIP BlackRock Advantage Small Cap Growth Subaccount	2019	1231	$26.27 to $27.21	$32,724	0.90% to 1.10%	32.61% to 32.87%	0.10%
AVIP - AVIP S&P MidCap 400® Index Subaccount	2023	4188	$25.08 to $26.00	$105,450	0.90% to 1.10%	14.25% to 14.47%	2.24%
AVIP - AVIP BlackRock Advantage Large Cap Growth Subaccount	2023	10264	$39.15 to $40.47	$409,364	0.90% to 1.10%	39.26% to 39.53%	0.14%
AVIP - AVIP BlackRock Advantage Large Cap Growth Subaccount	2022	10,310	$28.11 to $29.00	$294,964	0.90% to 1.10%	-33.30% to -33.17%	0.00%
AVIP - AVIP BlackRock Advantage Large Cap Growth Subaccount	2021	1,423	$42.15 to $43.39	$60,997	0.90% to 1.10%	25.31% to 25.56%	0.28%
AVIP - AVIP BlackRock Advantage Large Cap Growth Subaccount	2020	1,423	$33.64 to $34.56	$48,639	0.90% to 1.10%	32.51% to 32.77%	0.20%
AVIP - AVIP BlackRock Advantage Large Cap Growth Subaccount	2019	1424	$25.38 to $26.03	$36,680	0.90% to 1.10%	37.17% to 37.44%	0.47%
AVIP - AVIP AB Risk Managed Balanced Subaccount	2023	272	$18.24	$4,965	0.90%	11.89%	2.77%
AVIP - AVIP Federated Core Plus Bond Subaccount	2023	10,344	$8.82 to $8.87	$91,392	0.90% to 1.10%	4.04% to 4.24%	2.29%
AVIP - AVIP Federated Core Plus Bond Subaccount	2022	10,628	$8.47 to $8.51	$90,199	0.90% to 1.10%	-13.73% to -13.56%	1.57%
AVIP - AVIP Federated Core Plus Bond Subaccount	2021	11,380	$9.82 to $9.84	$111,871	0.90% to 1.10%	-2.35% to -2.15%	0.66%
AVIP - AVIP Intech U.S. Low Volatility Subaccount	2023	1,007	$10.74	$10,812	0.90%	5.64%	1.18%
AVIP - AVIP Intech U.S. Low Volatility Subaccount	2022	1,071	$10.17	$10,889	0.90%	-8.15%	0.55%
AVIP - AVIP Intech U.S. Low Volatility Subaccount	2021	1,071	$11.07	$11,856	0.90%	10.69%(c)	0.00%
FIDS - VIP Government Money Market Subaccount	2023	4,022	$15.06 to $23.80	$72,072	0.90% to 1.30%	3.46% to 3.87%	4.67%
FIDS - VIP Government Money Market Subaccount	2022	4,640	$14.50 to $23.01	$78,450	0.90% to 1.30%	0.06% to 0.46%	1.33%
FIDS - VIP Government Money Market Subaccount	2021	5,001	$14.43 to $22.99	$85,435	0.90% to 1.30%	-1.27% to -0.88%	0.01%
FIDS - VIP Government Money Market Subaccount	2020	5,359	$14.56 to $23.29	$94,098	0.90% to 1.30%	-1.01% to -0.62%	0.60%
FIDS - VIP Government Money Market Subaccount	2019	38,685	$14.65 to $23.53	$842,005	0.90% to 1.30%	0.61% to 1.01%	1.89%
FID2 - VIP Mid Cap Subaccount	2023	4,945	$63.74 to $66.80	$322,235	0.90% to 1.10%	13.56% to 13.78%	0.38%
FID2 - VIP Mid Cap Subaccount	2022	5,601	$56.13 to $58.71	$320,335	0.90% to 1.10%	-15.89% to -15.72%	0.27%
FID2 - VIP Mid Cap Subaccount	2021	5,916	$66.73 to $69.66	$401,870	0.90% to 1.10%	23.94% to 24.19%	0.36%
FID2 - VIP Mid Cap Subaccount	2020	6,691	$53.84 to $56.09	$365,721	0.90% to 1.10%	16.58% to 16.81%	0.40%
FID2 - VIP Mid Cap Subaccount	2019	8,679	$46.18 to $48.02	$405,314	0.90% to 1.10%	21.83% to 22.07%	0.61%
FID2 - VIP Growth Subaccount	2023	9,208	$36.96 to $38.73	$352,843	0.90% to 1.10%	34.42% to 34.68%	0.00%
FID2 - VIP Growth Subaccount	2022	9,346	$27.49 to $28.76	$265,889	0.90% to 1.10%	-25.46% to -25.32%	0.34%
FID2 - VIP Growth Subaccount	2021	9,337	$36.89 to $38.51	$355,843	0.90% to 1.10%	21.57% to 21.81%	0.00%
FID2 - VIP Growth Subaccount	2020	9,322	$30.34 to $31.61	$291,831	0.90% to 1.10%	41.98% to 42.27%	0.04%
FID2 - VIP Growth Subaccount	2019	9,181	$21.37 to $22.22	$202,213	0.90% to 1.10%	32.52% to 32.78%	0.05%
FID2 - VIP Equity-Income Subaccount	2023	2,517	$29.49 to $37.99	$79,216	0.90% to 1.10%	9.18% to 9.40%	1.72%
FID2 - VIP Equity-Income Subaccount	2022	2,137	$27.01 to $34.73	$62,258	0.90% to 1.10%	-6.27% to -6.09%	1.81%
FID2 - VIP Equity-Income Subaccount	2021	1,809	$28.81 to $36.98	$56,939	0.90% to 1.10%	23.25% to 23.49%	1.45%
FID2 - VIP Equity-Income Subaccount	2020	3,011	$23.38 to $29.94	$76,654	0.90% to 1.10%	5.28% to 5.49%	1.67%
FID2 - VIP Equity-Income Subaccount	2019	3,059	$22.21 to $28.38	$73,836	0.90% to 1.10%	25.72% to 25.97%	1.85%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
FID2 - VIP Real Estate Subaccount	2023	2,575	$18.23 to $18.81	$47,226	0.90% to 1.10%	9.69% to 9.90%	2.41%
FID2 - VIP Real Estate Subaccount	2022	2,413	$16.62 to $17.11	$40,261	0.90% to 1.10%	-28.48% to -28.34%	2.10%
FID2 - VIP Real Estate Subaccount	2021	777	$23.24 to $23.88	$18,270	0.90% to 1.10%	37.14% to 37.41%	0.96%
FID2 - VIP Real Estate Subaccount	2020	778	$16.95 to $17.38	$13,326	0.90% to 1.10%	-7.81% to -7.62%	1.96%
FID2 - VIP Real Estate Subaccount	2019	779	$18.38 to $18.81	$14,463	0.90% to 1.10%	21.61% to 21.85%	1.43%
JASI - Janus Henderson Research Subaccount	2023	3908	$34.85 to $36.56	$139,027	0.90% to 1.10%	41.62% to 41.90%	0.15%
JASI - Janus Henderson Research Subaccount	2022	4559	$24.61 to $25.76	$114,681	0.90% to 1.10%	-30.65% to -30.52%	0.14%
JASI - Janus Henderson Research Subaccount	2021	5451	$35.48 to $37.08	$196,885	0.90% to 1.10%	19.02% to 19.26%	0.10%
JASI - Janus Henderson Research Subaccount	2020	4791	$29.81 to $31.09	$145,582	0.90% to 1.10%	31.50% to 31.77%	0.54%
JASI - Janus Henderson Research Subaccount	2019	8,566	$22.67 to $23.59	$196,196	0.90% to 1.10%	34.05% to 34.31%	0.44%
JASI - Janus Henderson Global Research Subaccount	2023	3,018	$24.58 to $25.78	$75,656	0.90% to 1.10%	25.40% to 25.65%	0.94%
JASI - Janus Henderson Global Research Subaccount	2022	3,020	$19.60 to $20.52	$60,324	0.90% to 1.10%	-20.29% to -20.13%	1.05%
JASI - Janus Henderson Global Research Subaccount	2021	3,023	$24.58 to $25.69	$75,669	0.90% to 1.10%	16.80% to 17.04%	0.52%
JASI - Janus Henderson Global Research Subaccount	2020	3,099	$21.05 to $21.95	$66,397	0.90% to 1.10%	18.75% to 18.99%	0.82%
JASI - Janus Henderson Global Research Subaccount	2019	3,396	$17.72 to $18.45	$61,138	0.90% to 1.10%	27.64% to 27.89%	0.95%
JASI - Janus Henderson Balanced Subaccount	2023	8,659	$41.55 to $43.59	$368,358	0.90% to 1.10%	14.16% to 14.39%	2.07%
JASI - Janus Henderson Balanced Subaccount	2022	11,956	$36.39 to $38.10	$443,643	0.90% to 1.10%	-17.31% to -17.15%	1.24%
JASI - Janus Henderson Balanced Subaccount	2021	12,133	$44.01 to $45.99	$543,733	0.90% to 1.10%	15.92% to 16.15%	0.89%
JASI - Janus Henderson Balanced Subaccount	2020	14,223	$37.97 to $39.59	$550,981	0.90% to 1.10%	13.06% to 13.29%	2.18%
JASI - Janus Henderson Balanced Subaccount	2019	43,796	$33.58 to $34.95	$1,482,137	0.90% to 1.10%	21.25% to 21.50%	1.72%
JASS - Janus Henderson Research Subaccount	2023	2,557	$27.03	$69,131	1.10%	41.26%	0.06%
JASS - Janus Henderson Research Subaccount	2022	2,524	$19.14	$48,303	1.10%	-30.82%	0.00%
JASS - Janus Henderson Research Subaccount	2021	2,478	$27.66	$68,557	1.10%	18.74%	0.02%
JASS - Janus Henderson Research Subaccount	2020	2,448	$23.30	$57,032	1.10%	31.13%	0.35%
JASS - Janus Henderson Research Subaccount	2019	2,408	$17.77	$42,777	1.10%	33.75%	0.31%
JASS - Janus Henderson Global Research Subaccount	2023	276	$16.82 to $17.63	$4,794	0.90% to 1.10%	25.10% to 25.35%	0.78%
JASS - Janus Henderson Global Research Subaccount	2022	276	$13.45 to $14.06	$3,833	0.90% to 1.10%	-20.48% to -20.33%	0.90%
JASS - Janus Henderson Global Research Subaccount	2021	277	$16.91 to $17.65	$4,823	0.90% to 1.10%	16.51% to 16.75%	0.37%
JASS - Janus Henderson Global Research Subaccount	2020	277	$14.51 to $15.12	$4,139	0.90% to 1.10%	18.46% to 18.69%	0.65%
JASS - Janus Henderson Global Research Subaccount	2019	278	$12.25 to $12.74	$3,496	0.90% to 1.10%	27.31% to 27.57%	0.33%
JASS - Janus Henderson Balanced Subaccount	2023	8523	$35.83 to $37.55	$312,587	0.90% to 1.10%	13.89% to 14.11%	1.76%
JASS - Janus Henderson Balanced Subaccount	2022	9444	$31.46 to $32.91	$303,288	0.90% to 1.10%	-17.52% to -17.36%	0.98%
JASS - Janus Henderson Balanced Subaccount	2021	9549	$38.15 to $39.82	$371,533	0.90% to 1.10%	15.64% to 15.87%	0.67%
JASS - Janus Henderson Balanced Subaccount	2020	9,653	$32.99 to $34.37	$324,502	0.90% to 1.10%	12.79% to 13.01%	1.96%
JASS - Janus Henderson Balanced Subaccount	2019	19,413	$29.25 to $30.41	$573,035	0.90% to 1.10%	20.94% to 21.18%	1.41%
JASS - Janus Henderson Overseas Subaccount	2023	1,464	$41.87 to $43.63	$62,508	0.90% to 1.10%	9.38% to 9.60%	1.38%
JASS - Janus Henderson Overseas Subaccount	2022	1,699	$38.28 to $39.80	$66,088	0.90% to 1.10%	-9.83% to -9.65%	1.74%
JASS - Janus Henderson Overseas Subaccount	2021	1,639	$42.45 to $44.05	$70,715	0.90% to 1.10%	12.06% to 12.28%	0.98%
JASS - Janus Henderson Overseas Subaccount	2020	1,930	$37.89 to $39.24	$74,292	0.90% to 1.10%	14.76% to 14.98%	1.19%
JASS - Janus Henderson Overseas Subaccount	2019	2,189	$33.01 to $34.12	$73,497	0.90% to 1.10%	25.33% to 25.58%	1.82%
JASS - Janus Henderson Flexible Bond Subaccount	2023	893	$10.29	$9,184	0.90%	4.36%	3.61%
JASS - Janus Henderson Flexible Bond Subaccount	2022	950	$9.86	$9,363	0.90%	-14.67%	2.02%
JASS - Janus Henderson Flexible Bond Subaccount	2021	950	$11.55	$10,972	0.90%	-2.00%	1.63%
JASS - Janus Henderson Flexible Bond Subaccount	2020	950	$11.79	$11,196	0.90%	9.27%	2.44%
JASS - Janus Henderson Flexible Bond Subaccount	2019	950	$10.79	$10,247	0.90%	8.30%	2.85%
LEGI - ClearBridge Variable Dividend Strategy Subaccount	2023	233	$38.11	$8,881	0.90%	13.18%	1.58%
LEGI - ClearBridge Variable Dividend Strategy Subaccount	2022	467	$32.55 to $33.68	$15,482	0.90% to 1.10%	-9.10% to -8.92%	1.42%
LEGI - ClearBridge Variable Dividend Strategy Subaccount	2021	467	$35.81 to $36.97	$17,018	0.90% to 1.10%	25.42% to 25.67%	1.55%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
LEGI - ClearBridge Variable Dividend Strategy Subaccount	2020	467	$28.55 to $29.42	$13,557	0.90% to 1.10%	6.50% to 6.71%	1.48%
LEGI - ClearBridge Variable Dividend Strategy Subaccount	2019	467	$26.81 to $27.57	$12,719	0.90% to 1.10%	30.16% to 30.42%	1.52%
LEGI - ClearBridge Variable Large Cap Value Subaccount	2023	69	$36.06	$2,485	0.90%	14.07%	1.73%
LEGI - ClearBridge Variable Large Cap Value Subaccount	2019	473	$25.40	$12,019	1.10%	27.48%	1.79%
ASVT - VT Opportunity Subaccount	2023	731	$56.23 to $58.99	$42,336	0.90% to 1.10%	25.13% to 25.37%	0.00%
ASVT - VT Opportunity Subaccount	2022	731	$44.94 to $47.05	$33,800	0.90% to 1.10%	-21.67% to -21.51%	0.00%
ASVT - VT Opportunity Subaccount	2021	732	$57.37 to $59.94	$43,105	0.90% to 1.10%	23.42% to 23.66%	0.04%
ASVT - VT Opportunity Subaccount	2020	732	$46.48 to $48.47	$34,889	0.90% to 1.10%	19.68% to 19.92%	0.44%
ASVT - VT Opportunity Subaccount	2019	732	$38.84 to $40.42	$29,121	0.90% to 1.10%	30.03% to 30.29%	0.28%
MSVI - VIF U.S. Real Estate Subaccount	2023	1597	$55.75 to $58.48	$92,047	0.90% to 1.10%	13.27% to 13.50%	2.24%
MSVI - VIF U.S. Real Estate Subaccount	2022	1598	$49.22 to $51.53	$81,169	0.90% to 1.10%	-27.85% to -27.70%	1.09%
MSVI - VIF U.S. Real Estate Subaccount	2021	2001	$68.21 to $71.27	$141,081	0.90% to 1.10%	38.28% to 38.56%	2.04%
MSVI - VIF U.S. Real Estate Subaccount	2020	2444	$49.33 to $51.44	$123,804	0.90% to 1.10%	-17.76% to -17.60%	2.78%
MSVI - VIF U.S. Real Estate Subaccount	2019	2481	$59.98 to $62.43	$152,598	0.90% to 1.10%	17.64% to 17.88%	1.87%
MSV2 - VIF Growth Subaccount	2023	446	$52.08 to $53.94	$23,512	0.90% to 1.10%	46.71% to 47.00%	0.00%
MSV2 - VIF Growth Subaccount	2022	449	$35.50 to $36.69	$16,131	0.90% to 1.10%	-60.60% to -60.52%	0.00%
MSV2 - VIF Growth Subaccount	2021	594	$90.10 to $92.94	$54,010	0.90% to 1.10%	-1.24% to -1.04%	0.00%
MSV2 - VIF Growth Subaccount	2020	435	$91.23	$39,727	1.10%	114.40%	0.00%
MSV2 - VIF Growth Subaccount	2019	388	$42.55	$16,519	1.10%	30.04%	0.00%
GSVI - Strategic Growth Subaccount	2023	79	$43.18	$3,402	1.10%	40.40%	0.00%
GSVI - Strategic Growth Subaccount	2022	79	$30.75	$2,425	1.10%	-33.25%	0.00%
GSVI - Strategic Growth Subaccount	2021	79	$46.07	$3,636	1.10%	20.60%	0.00%
GSVI - Strategic Growth Subaccount	2020	79	$38.20	$3,017	1.10%	38.97%	0.09%
GSVI - Strategic Growth Subaccount	2019	79	$27.49	$2,173	1.10%	34.05%	0.30%
LAZS - Emerging Markets Equity Subaccount	2023	1,321	$40.73 to $42.73	$55,177	0.90% to 1.10%	20.95% to 21.18%	4.87%
LAZS - Emerging Markets Equity Subaccount	2022	1,320	$33.68 to $35.26	$45,541	0.90% to 1.10%	-16.04% to -15.87%	2.93%
LAZS - Emerging Markets Equity Subaccount	2021	1,783	$40.11 to $41.92	$72,915	0.90% to 1.10%	4.32% to 4.53%	1.78%
LAZS - Emerging Markets Equity Subaccount	2020	2,048	$38.45 to $40.10	$80,076	0.90% to 1.10%	-2.35% to -2.16%	2.75%
LAZS - Emerging Markets Equity Subaccount	2019	2,286	$39.38 to $40.99	$91,336	0.90% to 1.10%	16.86% to 17.09%	0.91%
LAZS - U.S. Small Cap Equity Select Subaccount	2023	2602	$52.77 to $55.36	$140,558	0.90% to 1.10%	8.83% to 9.05%	0.00%
LAZS - U.S. Small Cap Equity Select Subaccount	2022	2603	$48.49 to $50.77	$129,080	0.90% to 1.10%	-16.43% to -16.27%	0.00%
LAZS - U.S. Small Cap Equity Select Subaccount	2021	2820	$58.02 to $60.63	$166,891	0.90% to 1.10%	18.57% to 18.80%	0.05%
LAZS - U.S. Small Cap Equity Select Subaccount	2020	2821	$48.94 to $51.03	$140,673	0.90% to 1.10%	5.60% to 5.81%	0.20%
LAZS - U.S. Small Cap Equity Select Subaccount	2019	3512	$46.34 to $48.23	$166,424	0.90% to 1.10%	28.51% to 28.77%	0.00%
LAZS - International Equity Subaccount	2020	485	$17.64	$8,553	0.90%	7.27%	1.23%
LAZS - International Equity Subaccount	2019	6,229	$15.99 to $16.44	$99,809	0.90% to 1.10%	19.69% to 19.93%	0.38%
LINC - LVIP JPMorgan Small Cap Core Subaccount (note 4)	2020	329	$44.22	$14,566	0.90%	12.67%	1.20%
LINC - LVIP JPMorgan Small Cap Core Subaccount (note 4)	2019	919	$39.25	$36,075	0.90%	23.47%	0.40%
ABVB - VPS Global Risk Allocation-Moderate Subaccount	2023	758	$12.82	$9,724	0.90%	13.77%	2.13%
ABVB - VPS Global Risk Allocation-Moderate Subaccount	2022	868	$11.27	$9,781	0.90%	-14.83%	0.62%
ABVB - VPS Global Risk Allocation-Moderate Subaccount	2021	979	$13.23	$12,953	0.90%	10.98%	0.00%
MFSI - New Discovery Subaccount	2023	912	$44.52	$40,585	1.10%	13.01%	0.00%
MFSI - New Discovery Subaccount	2022	911	$39.39	$35,867	1.10%	-30.76%	0.00%
MFSI - New Discovery Subaccount	2021	1346	$56.89	$76,591	1.10%	0.47%	0.00%
MFSI - New Discovery Subaccount	2020	909	$56.62	$51,452	1.10%	44.00%	0.00%
MFSI - New Discovery Subaccount	2019	908	$39.32	$35,689	1.10%	39.74%	0.00%
MFSI - Mid Cap Growth Subaccount	2023	422	$34.44	$14,526	0.90%	19.90%	0.00%
MFSI - Mid Cap Growth Subaccount	2022	422	$28.73	$12,115	0.90%	-29.43%	0.00%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
MFSI - Mid Cap Growth Subaccount	2021	422	$40.70	$17,167	0.90%	12.86%	0.00%
MFSI - Total Return Subaccount	2023	3,926	$28.84 to $30.13	$116,151	0.90% to 1.10%	9.02% to 9.24%	1.84%
MFSI - Total Return Subaccount	2022	4,035	$26.45 to $27.59	$109,441	0.90% to 1.10%	-10.82% to -10.64%	1.36%
MFSI - Total Return Subaccount	2021	5833	$29.66 to $30.87	$178,093	0.90% to 1.10%	12.60% to 12.82%	1.50%
MFSI - Total Return Subaccount	2020	7,420	$26.34 to $27.36	$201,175	0.90% to 1.10%	8.32% to 8.54%	2.07%
MFSI - Total Return Subaccount	2019	7,765	$24.32 to $25.21	$193,959	0.90% to 1.10%	18.81% to 19.05%	2.14%
PVIA - Real Return Subaccount	2023	1868	$18.76 to $19.57	$35,942	0.90% to 1.10%	2.53% to 2.73%	2.89%
PVIA - Real Return Subaccount	2022	3406	$18.30 to $19.05	$63,656	0.90% to 1.10%	-12.85% to -12.68%	7.26%
PVIA - Real Return Subaccount	2021	5803	$20.99 to $21.82	$123,390	0.90% to 1.10%	4.45% to 4.66%	4.93%
PVIA - Real Return Subaccount	2020	4,615	$20.10 to $20.85	$94,462	0.90% to 1.10%	10.50% to 10.72%	1.42%
PVIA - Real Return Subaccount	2019	5246	$18.19 to $18.83	$97,081	0.90% to 1.10%	7.26% to 7.47%	1.66%
PVIA - Global Bond Opportunities Subaccount	2023	1386	$17.52 to $18.28	$24,769	0.90% to 1.10%	4.12% to 4.33%	2.25%
PVIA - Global Bond Opportunities Subaccount	2022	1324	$16.83 to $17.52	$22,726	0.90% to 1.10%	-11.97% to -11.80%	1.48%
PVIA - Global Bond Opportunities Subaccount	2021	1537	$19.11 to $19.86	$29,851	0.90% to 1.10%	-5.20% to -5.01%	4.83%
PVIA - Global Bond Opportunities Subaccount	2020	1,859	$20.16 to $20.91	$38,195	0.90% to 1.10%	8.92% to 9.14%	2.47%
PVIA - Global Bond Opportunities Subaccount	2019	1,884	$18.51 to $19.16	$35,478	0.90% to 1.10%	4.98% to 5.18%	2.45%
PVIA - CommodityRealReturn® Strategy Subaccount	2023	2,648	$10.96 to $11.28	$29,082	0.90% to 1.10%	-8.85% to -8.67%	17.06%
PVIA - CommodityRealReturn® Strategy Subaccount	2022	1,767	$12.02 to $12.35	$21,319	0.90% to 1.10%	7.44% to 7.65%	19.22%
PVIA - CommodityRealReturn® Strategy Subaccount	2021	556	$11.19 to $11.47	$6,280	0.90% to 1.10%	31.89% to 32.15%	4.30%
PVIA - CommodityRealReturn® Strategy Subaccount	2020	545	$8.48 to $8.68	$4,669	0.90% to 1.10%	0.25% to 0.44%	6.36%
PVIA - CommodityRealReturn® Strategy Subaccount	2019	529	$8.46 to $8.64	$4,518	0.90% to 1.10%	10.22% to 10.44%	4.65%
PVIA - Low Duration Subaccount	2023	9,816	$9.80 to $9.97	$97,438	0.90% to 1.10%	3.84% to 4.04%	3.60%
PVIA - Low Duration Subaccount	2022	9,819	$9.44 to $9.58	$93,728	0.90% to 1.10%	-6.76% to -6.58%	2.13%
PVIA - Low Duration Subaccount	2021	2,450	$10.12	$24,801	1.10%	-2.01%	0.50%
PVIA - Low Duration Subaccount	2020	13,320	$10.33 to $10.45	$138,850	0.90% to 1.10%	1.87% to 2.07%	0.96%
PVIA - Low Duration Subaccount	2019	2,456	$10.14	$24,904	1.10%	2.90%	2.76%
BNYS - Appreciation Subaccount	2023	239	$50.89 to $53.01	$12,560	0.90% to 1.10%	19.36% to 19.59%	0.47%
BNYS - Appreciation Subaccount	2022	452	$42.63 to $44.33	$19,966	0.90% to 1.10%	-19.14% to -18.98%	0.43%
BNYS - Appreciation Subaccount	2021	453	$52.73 to $54.71	$24,652	0.90% to 1.10%	25.39% to 25.64%	0.20%
BNYS - Appreciation Subaccount	2020	453	$42.05 to $43.55	$19,627	0.90% to 1.10%	22.03% to 22.28%	0.55%
BNYS - Appreciation Subaccount	2019	453	$34.46 to $35.61	$16,057	0.90% to 1.10%	34.30% to 34.57%	0.92%
ROYI - Small-Cap Subaccount	2023	1,544	$51.76 to $53.93	$81,336	0.90% to 1.10%	24.56% to 24.81%	0.89%
ROYI - Small-Cap Subaccount	2022	1,550	$41.56 to $43.21	$65,472	0.90% to 1.10%	-10.18% to -10.00%	0.39%
ROYI - Small-Cap Subaccount	2021	1657	$46.27 to $48.01	$77,799	0.90% to 1.10%	27.42% to 27.67%	1.34%
ROYI - Small-Cap Subaccount	2020	2026	$36.31 to $37.61	$74,486	0.90% to 1.10%	-8.16% to -7.98%	1.06%
ROYI - Small-Cap Subaccount	2019	2033	$39.54 to $40.87	$81,297	0.90% to 1.10%	17.38% to 17.61%	0.56%
ROYI - Micro-Cap Subaccount	2023	898	$43.19 to $44.99	$39,443	0.90% to 1.10%	17.49% to 17.73%	0.00%
ROYI - Micro-Cap Subaccount	2022	898	$36.76 to $38.22	$33,525	0.90% to 1.10%	-23.28% to -23.13%	0.00%
ROYI - Micro-Cap Subaccount	2021	897	$47.91 to $49.72	$43,638	0.90% to 1.10%	28.57% to 28.82%	0.00%
ROYI - Micro-Cap Subaccount	2020	1,017	$37.26 to $38.59	$38,380	0.90% to 1.10%	22.44% to 22.69%	0.00%
ROYI - Micro-Cap Subaccount	2019	1,016	$30.43 to $31.46	$31,300	0.90% to 1.10%	18.25% to 18.48%	0.00%
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	2023	201	$15.53	$3,128	0.90%	16.82%	0.00%
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	2022	214	$13.29	$2,849	0.90%	-19.23%	1.44%
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	2021	214	$16.46	$3,527	0.90%	4.66%	0.62%
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	2020	779	$15.72	$12,242	0.90%	12.72%	2.20%
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	2019	779	$13.95	$10,861	0.90%	27.09%	1.33%
NBAS - AMT Mid Cap Intrinsic Value Subaccount	2023	2,301	$22.62 to $23.42	$52,369	0.90% to 1.10%	9.49% to 9.70%	0.52%
NBAS - AMT Mid Cap Intrinsic Value Subaccount	2022	2,263	$20.66 to $21.35	$47,025	0.90% to 1.10%	-10.93% to -10.75%	0.16%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
NBAS - AMT Mid Cap Intrinsic Value Subaccount	2021	2212	$23.19 to $23.92	$51,601	0.90% to 1.10%	31.08% to 31.33%	0.25%
NBAS - AMT Mid Cap Intrinsic Value Subaccount	2020	2432	$17.69 to $18.22	$43,382	0.90% to 1.10%	-3.89% to -3.70%	0.68%
NBAS - AMT Mid Cap Intrinsic Value Subaccount	2019	2,599	$18.41 to $18.92	$48,185	0.90% to 1.10%	15.17% to 15.39%	0.23%
FRT2 - Franklin Income VIP Subaccount	2023	2,397	$23.34 to $24.19	$56,789	0.90% to 1.10%	7.44% to 7.66%	5.13%
FRT2 - Franklin Income VIP Subaccount	2022	2,342	$21.72 to $22.47	$51,624	0.90% to 1.10%	-6.50% to -6.32%	5.42%
FRT2 - Franklin Income VIP Subaccount	2021	1695	$23.23 to $23.99	$40,239	0.90% to 1.10%	15.48% to 15.71%	4.35%
FRT2 - Franklin Income VIP Subaccount	2020	1984	$20.12 to $20.73	$40,614	0.90% to 1.10%	-0.41% to -0.21%	5.75%
FRT2 - Franklin Income VIP Subaccount	2019	6611	$20.20 to $20.77	$136,634	0.90% to 1.10%	14.80% to 15.02%	5.47%
FRT2 - Franklin DynaTech VIP Subaccount	2021	355	$46.55	$16,548	1.10%	14.88%	0.00%
FRT2 - Franklin DynaTech VIP Subaccount	2020	781	$40.52 to $41.76	$32,193	0.90% to 1.10%	43.31% to 43.59%	0.00%
FRT2 - Franklin DynaTech VIP Subaccount	2019	776	$28.28 to $29.08	$22,289	0.90% to 1.10%	29.74% to 29.99%	0.00%
FRT2 - Templeton Foreign VIP Subaccount	2023	1106	$15.71 to $16.29	$17,736	0.90% to 1.10%	19.45% to 19.68%	3.19%
FRT2 - Templeton Foreign VIP Subaccount	2022	1106	$13.15 to $13.61	$14,835	0.90% to 1.10%	-8.61% to -8.43%	3.07%
FRT2 - Templeton Foreign VIP Subaccount	2021	1098	$14.39 to $14.86	$16,089	0.90% to 1.10%	3.03% to 3.23%	1.83%
FRT2 - Templeton Foreign VIP Subaccount	2020	1,553	$13.97 to $14.39	$21,963	0.90% to 1.10%	-2.24% to -2.04%	3.38%
FRT2 - Templeton Foreign VIP Subaccount	2019	1,554	$14.29 to $14.69	$22,453	0.90% to 1.10%	11.30% to 11.52%	2.08%
FRT4 - Franklin Allocation VIP Subaccount	2020	559	$17.12	$9,564	1.10%	10.53%	1.34%
FRT4 - Franklin Allocation VIP Subaccount	2019	559	$15.49	$8,662	1.10%	18.26%	3.74%
FEDS - Kaufmann Fund II Service Shares Subaccount	2023	448	$26.45	$11,852	0.90%	13.84%	0.00%
FEDS - Kaufmann Fund II Service Shares Subaccount	2022	448	$23.24	$10,411	0.90%	-30.88%	0.00%
FEDS - Kaufmann Fund II Service Shares Subaccount	2021	440	$33.62	$14,792	0.90%	1.35%	0.00%
FEDS - Kaufmann Fund II Service Shares Subaccount	2020	440	$33.17	$14,595	0.90%	27.33%	0.00%
FEDS - Kaufmann Fund II Service Shares Subaccount	2019	440	$26.05	$11,462	0.90%	31.73%	0.00%
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	2023	1284	$21.58 to $22.21	$28,238	0.90% to 1.10%	12.70% to 12.92%	2.18%
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	2022	1282	$19.14 to $19.67	$24,982	0.90% to 1.10%	-15.67% to -15.50%	1.55%
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	2021	1811	$22.70 to $23.28	$41,904	0.90% to 1.10%	9.24% to 9.46%	1.62%
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	2020	1,809	$20.78 to $21.27	$38,260	0.90% to 1.10%	12.64% to 12.86%	1.43%
IVYV - Delaware Ivy VIP Asset Strategy Subaccount	2019	3,059	$18.45 to $18.84	$57,482	0.90% to 1.10%	20.45% to 20.69%	2.08%
IVYV - Delaware Ivy VIP Natural Resources Subaccount	2023	947	$11.35 to $11.68	$10,994	0.90% to 1.10%	0.48% to 0.68%	2.80%
IVYV - Delaware Ivy VIP Natural Resources Subaccount	2022	1,476	$11.29 to $11.60	$16,895	0.90% to 1.10%	16.50% to 16.73%	1.46%
IVYV - Delaware Ivy VIP Natural Resources Subaccount	2021	939	$9.69 to $9.94	$9,277	0.90% to 1.10%	25.30% to 25.55%	1.60%
IVYV - Delaware Ivy VIP Natural Resources Subaccount	2020	939	$7.74 to $7.92	$7,395	0.90% to 1.10%	-12.95% to -12.78%	2.29%
IVYV - Delaware Ivy VIP Natural Resources Subaccount	2019	940	$8.89 to $9.08	$8,486	0.90% to 1.10%	8.26% to 8.48%	0.98%
IVYV - Delaware Ivy VIP Science and Technology Subaccount	2023	1525	$66.05 to $68.00	$103,610	0.90% to 1.10%	37.56% to 37.83%	0.00%
IVYV - Delaware Ivy VIP Science and Technology Subaccount	2022	1,604	$48.02 to $49.34	$78,886	0.90% to 1.10%	-32.58% to -32.45%	0.00%
IVYV - Delaware Ivy VIP Science and Technology Subaccount	2021	1482	$71.23 to $73.04	$108,111	0.90% to 1.10%	13.91% to 14.14%	0.00%
IVYV - Delaware Ivy VIP Science and Technology Subaccount	2020	1482	$62.53 to $63.99	$94,752	0.90% to 1.10%	33.89% to 34.15%	0.00%
IVYV - Delaware Ivy VIP Science and Technology Subaccount	2019	1483	$46.70 to $47.70	$70,661	0.90% to 1.10%	47.86% to 48.15%	0.00%

*	This represents the range of annualized contract expense rates of the Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual fund and charges made directly to contract owner accounts through the redemption of units.

**	This represents the range of total return for the period indicated and includes a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction of the total return presented. Investments with a date notation indicate the inception date of that investment in the Subaccount. The total return is calculated for the twelve-month period indicated. In the first year of inception, the returns are based on the period from inception date to period end and are not annualized.

***	Accumulation units are rounded to the nearest whole number.

****	The Investment Income Ratio represents the net investment income dividends that were received by the subaccount for the periods indicated, divided by average contract owners’ equity. Distributions of net capital gains by the underlying fund and expenses of the subaccount are not included in the calculation. The recognition of investment income by the subaccount is affected by the timing of dividends declared by the underlying fund. Therefore, the Investment Income Ratio is greatly affected by the amount of subaccount assets that are present on specific dividend record dates. The Investment Income Ratios for funds that were eligible for investment during only a portion of a year are calculated by dividing the actual dividends received by the average contract owners’ equity for the period in which assets were present. The ratio is annualized in these instances.

(a) & (b)	Denotes the minimum or maximum of the total return ranges, respectively, for the underlying mutual fund options that were added and funded during the reporting period. These returns were not annualized.

(c)	Denotes the minimum and maximum total return for the underlying mutual fund options that were added and funded during the reporting period. Returns are not annualized.

KPMG LLP

Suite 3400

312 Walnut Street

Cincinnati, OH 45202

Report of Independent Registered Public Accounting Firm

To the Board of Directors of AuguStarSM Life Insurance Company and Contract Owners of AuguStarSM Variable Account B:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and contract owners’ equity of the subaccounts listed in the Appendix that comprise AuguStarSM Variable Account B (formerly Ohio National Variable Account B) (the Separate Account) as of the date listed in the Appendix, the related statements of operations for the year or period listed in the Appendix and changes in contract owners’ equity for the years or periods listed in the Appendix, and the related notes including the financial highlights in Note 6 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of the date listed in the Appendix, the results of their operations for the year or period listed in the Appendix, the changes in their contract owners’ equity for the years or periods listed in the Appendix, and the financial highlights for each of the years or periods indicated in Note 6, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2023 by correspondence with the transfer agent of the underlying mutual funds or by other appropriate auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the Separate Account’s auditor, however, we are aware that we have served as the Separate Account’s auditor since at least 1995.

Cincinnati, Ohio

April 1, 2024

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

Appendix

Statement of assets and contract owners’ equity as of December 31, 2023, the related statement of operations for the year then ended, and the statements of changes in contract owners’ equity for each of the years in the two-year period then ended.

AB VARIABLE PRODUCTS SERIES FUND, INC. - CLASS B

VPS Global Risk Allocation-Moderate Subaccount

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

Invesco V.I. EQV International Equity Series II Subaccount

ALLSPRING VARIABLE TRUST

VT Opportunity Subaccount

AUGUSTARSM VARIABLE INSURANCE PRODUCTS FUND, INC.

AVIP AB Mid Cap Core Subaccount (1)

AVIP AB Small Cap Subaccount (1)

AVIP BlackRock Advantage International Equity Subaccount (1)

AVIP BlackRock Advantage Large Cap Core Subaccount (1)

AVIP BlackRock Advantage Large Cap Growth Subaccount (1)

AVIP BlackRock Advantage Large Cap Value Subaccount (1)

AVIP BlackRock Advantage Small Cap Growth Subaccount (1)

AVIP BlackRock Balanced Allocation Subaccount (1)

AVIP Bond Subaccount (1)

AVIP Federated Core Plus Bond Subaccount (1)

AVIP Intech U.S. Low Volatility Subaccount (1)

AVIP Federated High Income Bond Subaccount (1)

AVIP Fidelity Institutional AM® Equity Growth Subaccount (1)

AVIP Nasdaq-100® Index Subaccount (1)

AVIP S&P 500® Index Subaccount (1)

BNY MELLON VARIABLE INVESTMENT FUND - SERVICE SHARES

Appreciation Subaccount

FEDERATED HERMES INSURANCE SERIES

Kaufmann Fund II Service Shares Subaccount

FIDELITY® VARIABLE INSURANCE PRODUCTS FUND - SERVICE CLASS

VIP Government Money Market Subaccount

FIDELITY® VARIABLE INSURANCE PRODUCTS FUND - SERVICE CLASS 2

VIP Equity-Income Subaccount

VIP Growth Subaccount

VIP Mid Cap Subaccount

VIP Real Estate Subaccount

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2

Franklin Income VIP Subaccount

Franklin DynaTech VIP Subaccount

Templeton Foreign VIP Subaccount

GOLDMAN SACHS VARIABLE INSURANCE TRUST - INSTITUTIONAL SHARES

Strategic Growth Subaccount

IVY VARIABLE INSURANCE PORTFOLIOS

Delaware Ivy VIP Asset Strategy Subaccount

Delaware Ivy VIP Natural Resources Subaccount

Delaware Ivy VIP Science and Technology Subaccount

JANUS ASPEN SERIES - INSTITUTIONAL SHARES

Janus Henderson Balanced Subaccount

Janus Henderson Global Research Subaccount

Janus Henderson Research Subaccount

JANUS ASPEN SERIES - SERVICE SHARES

Janus Henderson Balanced Subaccount

Janus Henderson Flexible Bond Subaccount

Janus Henderson Global Research Subaccount

Janus Henderson Overseas Subaccount

Janus Henderson Research Subaccount

LAZARD RETIREMENT SERIES, INC. - SERVICE SHARES

Emerging Markets Equity Subaccount

U.S. Small Cap Equity Select Subaccount (1)

LEGG MASON PARTNERS VARIABLE EQUITY TRUST - CLASS I

ClearBridge Variable Dividend Strategy Subaccount

ClearBridge Variable Large Cap Value Subaccount

MFS® VARIABLE INSURANCE TRUST – SERVICE CLASS

Mid Cap Growth Subaccount

New Discovery Subaccount

Total Return Subaccount

MORGAN STANLEY VARIABLE INSURANCE FUND, INC. - CLASS I

VIF U.S. Real Estate Subaccount

MORGAN STANLEY VARIABLE INSURANCE FUND, INC. - CLASS II

VIF Growth Subaccount

2

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST - S CLASS

AMT Mid Cap Intrinsic Value Subaccount

PIMCO VARIABLE INSURANCE TRUST - ADMINISTRATIVE SHARES

CommodityRealReturn® Strategy Subaccount

Global Bond Opportunities Subaccount

Low Duration Subaccount

Real Return Subaccount

ROYCE CAPITAL FUND - INVESTMENT CLASS

Micro-Cap Subaccount

Small-Cap Subaccount

Statement of assets and contract owners’ equity as of December 31, 2023, the related statement of operations for the period then ended.

AUGUSTARSM VARIABLE INSURANCE PRODUCTS FUND, INC.

AVIP AB Risk Managed Balanced Subaccount (1)

AVIP S&P MidCap 400® Index Subaccount (1)

(1)	See the footnote to the statement of assets and contract owners’ equity for the former name of the subaccount.

3

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Statutory Financial Statements and Supplementary Information

December 31, 2023, 2022 and 2021

(With Independent Auditors’ Report Thereon)

KPMG LLP

Suite 3400

312 Walnut Street

Cincinnati, OH 45202

Independent Auditors’ Report

The Board of Directors

AuguStar Life Insurance Company:

Opinions

We have audited the statutory financial statements of AuguStar Life Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2023 and 2022, and the related statutory statements of operations, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2023, and the related notes to the statutory financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying statutory financial statements present fairly, in all material respects, the admitted assets, liabilities, and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2023, in accordance with statutory accounting practices prescribed or permitted by the Ohio Department of Insurance described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the statutory financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2023.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Consolidated Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the statutory financial statements, the statutory financial statements are prepared by the Company using accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the statutory financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the statutory financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the statutory financial statements in accordance with U.S. generally accepted accounting principles, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the statutory financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the statutory financial statements as a whole. The supplementary information included in Schedule I Summary of Investments - Other Than Investments in Related Parties, Schedule III Supplementary Insurance Information, Schedule IV Reinsurance and Schedule V Valuation and Qualifying Accounts is presented for purposes of additional analysis and is not a required part of the statutory financial statements but is supplementary information required by the Securities and Exchange Commission’s Regulation S-X. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the statutory financial statements. The information has been subjected to the auditing procedures applied in the audits of the statutory financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory financial statements or to the statutory financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the statutory financial statements as a whole.

/s/ KPMG LLP

Cincinnati, Ohio

March 28, 2024

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus

December 31, 2023 and 2022

(Dollars in thousands, except share amounts)

Admitted Assets	2023	2022
Investments:
Bonds	$6,082,185	6,126,737
Preferred stocks	16,551	16,335
Common stocks at fair value (cost $52,641 in 2023 and $42,991 in 2022)	52,408	43,007
Common stock of unconsolidated life insurance subsidiaries at statutory equity (cost $475,760 in 2023 and $363,819 in 2022)	636,453	480,230
Common stocks of nonlife insurance subsidiaries at statutory equity (cost $10,830 in 2022)	—	12,100
Mortgage loans on real estate	1,197,158	1,118,912
Real estate, at cost less accumulated depreciation	23,593	22,803
Contract loans	926,013	900,976
Cash, cash equivalents and short-term investments	735,778	286,470
Receivables for securities	2,050	938
Derivatives	60,886	78,598
Other invested assets	326,740	306,314
Securities lending reinvested collateral assets	162,366	113,940
Total investments	10,222,181	9,507,360
Premiums and other considerations deferred and uncollected	2,401	1,853
Accrued investment income	57,294	58,905
Current federal income tax recoverable	66,504	63,470
Deferred tax asset, net	83,317	51,971
Other assets	336,207	276,596
Separate Account assets	13,876,582	13,840,750
Total admitted assets	$24,644,486	23,800,905
Liabilities and Capital and Surplus
Reserves for future policy benefits:
Life policies and contracts	$2,944,954	1,806,998
Accident and health policies	19,497	20,642
Annuity and other deposit funds	861,109	654,043
Contract claims	19,650	21,686
Other policyholders’ funds:
Policyholders’ dividend accumulations	24,730	26,250
Provision for policyholders’ dividends payable in following year	3,675	3,981
Other	103	133
Payable to parent, subsidiaries and affiliates	218,748	202,079
Interest maintenance reserve	—	1,510
Asset valuation reserve	117,849	95,538
Transfers to Separate Accounts due or accrued, net	(422,242)	(39,336)
Payable for securities	—	4,000
Payable for securities lending	162,366	113,940
Reinsurance funds withheld due to affiliate, net	1,030,789	1,047,857
Reinsurance funds withheld due to third party, net	2,380,094	2,664,505
Policy loan liability	854,387	827,717
Other liabilities	599,347	542,690
Separate Account liabilities	13,876,582	13,840,748
Total liabilities	22,691,638	21,834,981
Capital and surplus:
Class A common stock, $1 par value. Authorized, issued, and outstanding 10,000,000 shares	10,000	10,000
Surplus notes	308,082	310,004
Gross paid in and contributed surplus	948,736	823,736
Aggregate write-ins for special surplus funds	62,763	58,826
Unassigned surplus	623,267	763,358
Total capital and surplus	1,952,848	1,965,924
Total liabilities and capital and surplus	$24,644,486	23,800,905

See accompanying notes to statutory financial statements.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Statutory Statements of Operations

Years ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

	2023	2022	2021
Premiums and other considerations:
Life and annuity	$1,185,777	146,622	854,610
Accident and health	4,335	4,677	5,052
MODCO reinsurance premiums	10,146,008	—	—
Total premiums and other considerations	11,336,120	151,299	859,662
Investment income:
Interest on bonds	236,750	233,675	228,264
Dividends on stocks	4,048	2,820	1,707
Dividends from subsidiaries	8,700	30,300	9,400
Interest on mortgage loans	52,169	47,523	51,549
Real estate income	3,114	2,256	1,897
Interest on contract loans	38,646	40,058	39,717
Other income	70,828	37,165	302,665
Total investment income	414,255	393,797	635,199
Less investment expenses	35,708	38,106	32,586
Net investment income	378,547	355,691	602,613
Total income	11,714,667	506,990	1,462,275
Death and other benefits:
Death benefits	35,973	59,943	70,679
Accident and health benefits	1,691	2,020	2,479
Annuity benefits, fund withdrawals, and other benefits to policyholders and beneficiaries	2,095,583	1,986,052	2,819,564
Total death and other benefits	2,133,247	2,048,015	2,892,722
Change in reserves for future policy benefits and other funds	1,160,312	(42,519)	295,282
MODCO reinsurance reserve adjustment	10,103,107	—	—
Commissions	346,430	113,566	151,968
General insurance expenses	148,126	169,404	142,815
Insurance taxes, licenses, and fees	12,204	13,233	22,056
Net transfers from Separate Accounts	(2,247,503)	(1,648,451)	(2,469,808)
Total expenses	11,655,923	653,248	1,035,035
Income (loss) before dividends to policyholders, (benefit) expense for federal income taxes, and net realized capital (losses) gains	58,744	(146,258)	427,240
Dividends to policyholders	4,784	25,056	91,297
Income (loss) before (benefit) expense for federal income taxes and net realized capital (losses) gains	53,960	(171,314)	335,943
(Benefit) expense for federal income taxes	(46,018)	63,856	(55,188)
Income (loss) before net realized capital (losses) gains	99,978	(235,170)	391,131
Net realized capital (losses) gains, net of interest maintenance reserve and income taxes	(1,328)	(20,999)	27,978
Net income (loss)	$98,650	(256,169)	419,109

See accompanying notes to statutory financial statements.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Statutory Statements of Changes in Capital and Surplus

Years ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

	Common stock	Surplus notes	Gross paid in and contributed surplus	Aggregate write-ins for special purpose funds	Unassigned surplus	Total capital and surplus
Balance at December 31, 2020	$10,000	309,851	283,297	35,826	439,533	1,078,507
Net income	—	—	—	—	419,109	419,109
Amortization of surplus note	—	76	—	—	—	76
Change in net unrealized capital gains	—	—	—	—	(63,905)	(63,905)
Change in net unrealized foreign exchange capital gain	—	—	—	—	(325)	(325)
Change in net deferred income tax	—	—	—	—	(54,742)	(54,742)
Change in nonadmitted assets and related items	—	—	—	—	55,866	55,866
Change in asset valuation reserve	—	—	—	—	(2,959)	(2,959)
Correction of an error, net of tax	—	—	—	—	(3,925)	(3,925)
Deferred coinsurance gain	—	—	—	—	(15,023)	(15,023)
Benefit plan adjustment	—	—	—	—	20,513	20,513
Segregated special surplus for the benefit of affiliate	—	—	—	23,000	(23,000)	—
Paid in surplus	—	—	139,075	—	—	139,075
Change in surplus as a result of reinsurance	—	—	—	—	(1,731)	(1,731)
Dividends to stockholder	—	—	—	—	(115,000)	(115,000)
Balance at December 31, 2021	10,000	309,927	422,372	58,826	654,411	1,455,536
Net income	—	—	—	—	(256,169)	(256,169)
Amortization of surplus note	—	77	—	—	—	77
Change in net unrealized capital gains	—	—	—	—	74,400	74,400
Change in net deferred income tax	—	—	—	—	(33,561)	(33,561)
Change in nonadmitted assets and related items	—	—	—	—	(32,184)	(32,184)
Change in asset valuation reserve	—	—	—	—	(40,482)	(40,482)
Correction of an error, net of tax	—	—	—	—	921	921
Deferred coinsurance gain	—	—	—	—	807,410	807,410
Benefit plan adjustment	—	—	—	—	7,612	7,612
Paid in surplus	—	—	401,364	—	—	401,364
Dividends to stockholder	—	—	—	—	(419,000)	(419,000)
Balance at December 31, 2022	10,000	310,004	823,736	58,826	763,358	1,965,924
Net income	—	—	—	—	98,650	98,650
Amortization of surplus note	—	78	—	—	—	78
Repayment of surplus notes	—	(2,000)	—	—	—	(2,000)
Change in net unrealized capital gains	—	—	—	—	(11,081)	(11,081)
Change in net deferred income tax	—	—	—	—	(12,650)	(12,650)
Change in nonadmitted assets and related items	—	—	—	—	64,864	64,864
Change in asset valuation reserve	—	—	—	—	(22,311)	(22,311)
Deferred coinsurance gain	—	—	—	—	(57,769)	(57,769)
Benefit plan adjustment	—	—	—	—	733	733
IMR Disallowed	—	—	—	3,937	(3,937)	—
Paid in surplus	—	—	125,000	—	—	125,000
Dividends to stockholder	—	—	—	—	(196,590)	(196,590)
Balance at December 31, 2023	$10,000	308,082	948,736	62,763	623,267	1,952,848

See accompanying notes to statutory financial statements.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Statutory Statements of Cash Flow

Years ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

	2023	2022	2021
Cash flow from operations:
Premiums, other considerations, and fund deposits	$1,353,447	647,344	540,311
Investment income	382,423	324,991	565,577
	1,735,870	972,335	1,105,888
Less:
Death and other benefits	2,431,666	2,460,152	2,491,971
Commissions, taxes, and other expenses	465,522	433,361	320,346
Dividends paid to policyholders	58,726	84,170	105,315
Net transfers from separate accounts	(1,864,597)	(1,631,142)	(2,513,133)
	1,091,317	1,346,541	404,499
Net cash provided by (used in) operations	644,553	(374,206)	701,389
Cash flow from investing activities:
Proceeds from investments sold, matured, or repaid:
Bonds	538,346	919,225	1,545,048
Stocks	459	16,190	2,389
Mortgage loans on real estate	107,779	127,148	164,797
Other	42,494	142,742	64,961
Total investment proceeds	689,078	1,205,305	1,777,195
Less cost of investments acquired:
Bonds	607,467	1,185,573	1,986,705
Stocks	125,051	10,822	15,249
Mortgage loans on real estate	186,025	187,097	252,984
Real estate	1,841	—	—
Other	117,559	72,593	234,715
Total investments acquired	1,037,943	1,456,085	2,489,653
Less increase (decrease) in contract loans	25,057	(7,539)	72,533
Net cash used in investing activities	(373,922)	(243,241)	(784,991)
Cash flow from financing and other miscellaneous sources:
Repayment of surplus notes	(2,000)	—	—
Capital and paid in surplus, less treasury stock	125,000	401,364	—
Deposits on deposit-type contracts and other liabilities	327,665	280,381	136,598
Withdrawals on deposit-type contracts and other liabilities	(145,568)	(185,450)	(267,123)
Dividends to stockholder	(84,783)	(419,000)	(115,000)
Change in dividends receivable from subsidiaries	25,000	175,000	—
Change in payable to affiliates due to cash concentration program	21,704	97,147	—
Other, net	(88,341)	172,341	62,735
Net cash provided by (used in) financing	178,677	521,783	(182,790)

Net increase (decrease) in cash, cash equivalents and short-term investments	449,308	(95,664)	(266,392)
Cash, cash equivalents and short-term investments:
Beginning of year	286,470	382,134	648,526
End of year	$735,778	286,470	382,134

Supplemental disclosures of cash flow information for non-cash transactions:
Change in securities lending collateral	$48,426	(173,898)	5,861
Amortization of deferred gain on reinsurance agreements	57,769	73,061	15,023
Funds held under fixed indexed annuity reinsurance agreement, net	(6,619)	(48,747)	(74,476)
Funds held under traditional life reinsurance agreement, net	—	(1,051)	—
Transfer of bonds for payment of dividends to parent	92,839	—	—
Transfer of subsidiary ownership for payment of dividends to parent	18,968	—	—
Initial reinsurance premiums payable	260,636	—	—
Settlement of reinsurance payable	(123,159)	—	—
Capital contribution from parent	—	—	(139,075)
Unpaid return of capital from affiliate	—	—	(169,973)
Dividend declared and unpaid from affiliate	—	(25,000)	(30,027)
Deferred gain on reinsurance agreements	—	(880,471)	—

See accompanying notes to statutory financial statements.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

(1)	Organization and Business

Organization

AuguStar Life Insurance Company (“ALIC” or the “Company”), formerly The Ohio National Life Insurance Company (“ONLIC”), is a stock life insurance company wholly owned by Constellation Insurance, Inc. (“CII”), formerly Ohio National Financial Services, Inc. (“ONFS”), a stock holding company. CII is 100% owned by Constellation Insurance Holdings, Inc. (“CIHI”), formerly Ohio National Holdings, Inc. (“ONHI”) and Ohio National Mutual Holdings, Inc. (“ONMH”), a stock holding company organized under Ohio insurance laws.

ALIC owns 100% of AuguStar Life Assurance Corporation (“ALAC”), formerly Ohio National Life Assurance Corporation (“ONLAC”), a stock life insurance subsidiary; National Security Life and Annuity Company (“NSLAC”), a stock life insurance subsidiary; Montgomery Re, Inc. (“MONT”), a special purpose financial captive life insurance company; Kenwood Re, Inc. (“KENW”), a special purpose financial captive life insurance company; Camargo Re Captive, Inc. (“CMGO”), a special purpose financial captive life insurance company; Sunrise Captive Re, LLC (“SUNR”), an Ohio authorized reinsurer.

ALIC owns 100% of ON Foreign Holdings, SMLLC (“ONFH”), a Delaware holding company. ONFH owns 100% of ON Overseas Holdings B.V. (“ONOH”), a Dutch holding company and 100% of AuguStar Lending, LLC (“ALL”), a Delaware financial lending institution. ONOH owns 100% of ON Netherlands B.V. (“ONNH”), a Dutch holding company. ONNH owns Ohio National Seguros de Vida S.A. (“ONSP”), a Peruvian insurance company, ON Global Holdings, SMLLC (“ONGH”), a Delaware holding company; and O.N. International do Brasil Participacoes, Ltda. (“OHIO”), which was formed to hold the equity method investment made when ONFS entered into a 50% joint venture agreement with a Brazilian insurance company. ONGH owns 92% of Ohio National Sudamerica S.A. (“ONSA”), a Chilean holding company; and ONNH owns 8%. ONSA owns 100% of Ohio National Seguros de Vida S.A. (“ONSV”), a Chilean insurance company. ALL was formed in 2023 to act as a lending institution to support leading activities both internally and externally.

ALIC owned Ohio National Investments, Inc. (“ONII”), an investment advisor; AuguStar Distributors, Inc, (“ADI”), formerly Ohio National Equities, Inc. (“ONEQ”), a broker dealer registered under the Securities and Exchange Commission Act of 1934; and The O.N. Equity Sales Company (“ONESCO”), a broker dealer registered under the Securities and Exchange Commission Act of 1934. During 2023, ALIC transferred its common stock holdings of ONII, ADI and ONESCO to its parent CII via a dividend.

On March 22, 2021, the Board of Directors of ONMH unanimously approved an agreement with Constellation Insurance, LP (“Constellation’), whereby Constellation would acquire ONMH. On March 31, 2022, ONMH demutualized, converted to a stock company, changed its name to ONHI and is owned directly by ONLH Holdings LP (“ONLP”). ONLP is an insurance holding company under the control of Constellation. Constellation is ultimately backed by Caisse de dépôt et placement du Québec (“CDPQ”) and Ontario Teachers’ Pension Plan Board (“Ontario Teachers”), two of the world’s largest, premier, long-term institutional investors. In November for 2022, ONHI changed its name to CIHI.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

All references to activity entered into while under the ONMH/ONHI, ONFS, ONLIC or ONLAC names impacting the Company throughout the remainder of these footnotes have been updated to the new names of CIHI, CII, ALIC and ALAC, respectively.

Business

ALIC is a life, health (disability) and annuity insurer licensed in 49 states, the District of Columbia and Puerto Rico. The Company offers/services a full range of life, disability and annuity products through independent agents and other distribution channels and is subject to competition from other insurers throughout the United States. Over the past several years the Company has ceased accepting applications for certain variable annuities, retirement plans and disability products following a comprehensive review of the Company’s businesses, taking into account the continuously changing regulatory landscape and increasing cost of doing business. The Company continues to service and support existing clients for all product lines. With the demutualization discussed in Note 1, the primary focus of ALIC is to sell fixed indexed annuities, single premium immediate annuities and multi-year guarantee annuities.

Over the last several years, the Company offered to buy-back certain variable annuity policies from policyholders with the guaranteed minimum income benefit (“GMIB”) rider. The Company paid approximately $32,000 related to the buy-back during 2021, which is included in benefits and claims on the corresponding Statutory Statements of Operations.

The Company is subject to regulation by the insurance departments of the states in which it is licensed and undergoes periodic examinations by those departments.

(2)	Basis of Presentation

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance (the “Department”), which is an other comprehensive basis of accounting that differs from U.S. generally accepted accounting principles (“GAAP”). The Department requires that insurance companies domiciled in the State of Ohio prepare their statutory basis financial statements in accordance with the Statement of Statutory Accounting Principles (“SSAP”) that are described in the National Association of Insurance Commissioners (“NAIC”) Accounting Practices and Procedures Manual (the “Manual”) subject to any deviations prescribed or permitted by the state insurance commissioner.

ALIC does not have any permitted or prescribed statutory accounting practices as of December 31, 2023 and 2022. ALIC’s wholly-owned Vermont subsidiaries have permitted accounting practices as disclosed in Note 3(c). The statutory financial statements presented represent the accounts of the Company and do not include the accounts of any of its subsidiaries.

The Company’s subsidiary, SUNR, applies a prescribed practice which values assumed guaranteed minimum death benefit (“GMDB”) and guaranteed lifetime withdrawal benefit (“GLWB”) risks on variable annuity contracts from the Company using a separate alternative reserve basis pursuant to Ohio Revised Code Chapter 3964 and approved by the Department. The prescribed practice related to the Company’s guaranteed risks changed the Company’s carrying value of SUNR, included in Other invested assets on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus, by $255,626 and $319,035 as of December 31, 2023 and 2022, respectively. If the prescribed practices were not applied, the Company’s risk-based capital would continue to be above regulatory action levels.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

A reconciliation of the Company’s net statutory loss and capital and surplus between NAIC SSAP and practices prescribed by the State of Ohio are shown below:

	2023	2022
Net Income (Loss)
Company state basis	$98,649	(256,169)
State prescribed practices that are an increase/(decrease) from NAIC SAP	—	—
NAIC SAP	$98,649	(256,169)
Capital and surplus
Company state basis	$1,952,848	1,965,924
State prescribed practices that are an increase/(decrease) from NAIC SAP
Subsidiary valuation - SUNR	255,626	319,035
NAIC SAP	$1,697,222	1,646,889

Statutory accounting practices are different in some respects from financial statements prepared in accordance with GAAP. The primary reasons for the differences between equity and net income (loss) on a GAAP basis versus capital and surplus and net income (loss) on a statutory basis are that, for GAAP reporting purposes:

●	The costs related to acquiring business, principally commissions and certain policy issue expenses related to successful acquisition efforts, are amortized over the period benefited rather than charged to income in the year incurred;

●	future policy benefit reserves are based on anticipated Company experience for lapses, mortality and investment yield, rather than statutory mortality and interest requirements, without consideration of withdrawals;

●	investments in fixed maturity securities are carried at either amortized cost or fair value based on their classifications; investments in fixed maturity securities classified as available-for-sale are carried at estimated fair value with net unrealized holding gains and losses reported in other comprehensive income; fixed maturity securities designated as trading are carried at fair value with net unrealized holding gains and losses reported in income; under statutory accounting, investments in bonds are reported at the lower of amortized cost or fair value based on their NAIC rating and any adjustments to fair value are reported directly in surplus (see Note 3(c) for more information regarding bond valuation);

●	investments in subsidiaries, controlled and other affiliated entities as defined in SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities are accounted for under the equity method. Under the equity method, domestic insurance subsidiaries are recorded at their underlying audited statutory surplus. Nonpublic non-insurance subsidiaries and other controlled entities are recorded at their underlying audited GAAP equity. Changes in the value of such investments are recorded as unrealized gains or losses. The earnings of such investments are recorded in net investment income only when dividends are declared. Under U.S. GAAP, these investments are consolidated;

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

●	only contracts that have significant mortality or morbidity risk are classified as insurance contracts; otherwise, they are accounted for in a manner consistent with the accounting for interest bearing or other financial instruments; for statutory reporting, contracts that have any mortality or morbidity risk, regardless of significance, and contracts with life contingent annuity purchase rate guarantees are classified as insurance contracts;

●	undistributed income and capital gains and losses for noncontrolling limited partnerships and limited liability companies investments are reported as unrealized gains and losses in earnings; for statutory reporting, the unrealized gains and losses are reported directly in surplus;

●	the asset valuation reserve and interest maintenance reserve are not recorded;

●	separate account seed money is classified as a trading security recorded at fair value as opposed to a component of separate account assets;

●	under GAAP, “nonadmitted” assets do not exist, while for statutory reporting nonadmitted assets are excluded from capital and surplus (see Note 3(b) for more information regarding nonadmitted assets);

●	changes in deferred taxes are recognized in either net income (loss) or other comprehensive income and not subject to the statutory limitation of 15% of capital and surplus;

●	there is a presentation of other comprehensive income and comprehensive income;

●	surplus notes are presented as part of notes payable within liabilities and are not presented as a component of capital and surplus;

●	certain assets and liabilities are reported gross of ceded reinsurance balances;

●	deposits to universal life contracts, investment contracts and limited payment contracts are not included in revenue;

●	negative cash balances are reported as liabilities;

●	certain annuity related contracts give rise to embedded derivatives for GAAP while STAT does not recognize these embedded derivatives; and

●	on a statutory basis only, the correction of immaterial prior period errors are recorded directly to surplus.

The effects of the foregoing variances from GAAP on the accompanying statutory basis financial statements have not been determined, but are presumed to be material.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

(3)	Summary of Significant Accounting Policies

The significant accounting policies followed by the Company that materially affect statutory financial reporting are summarized below.

(a)	Use of Estimates

In preparing the statutory financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the statutory financial statements, and the reported amounts of revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

The most significant estimates and assumptions include those used in determining the liability for future policy benefits and claims, contingencies, provision for income taxes, deferred taxes, uncertain income tax positions and contingencies, and valuation of and impairment losses on investments. Although some variability is inherent in these estimates, the recorded amounts reflect management’s best estimates based on facts and circumstances as of the date of the statutory financial statements. Management believes the amounts provided are appropriate.

(b)	Nonadmitted Assets

Certain assets designated as “nonadmitted assets” (principally furniture, equipment, certain deferred taxes, and certain receivables), along with statutory adjustments to the Company’s common stock investment of affiliates carried at U.S. GAAP equity have been excluded from total admitted assets by a direct charge to surplus.

(c)	Investments

Investment Income

Interest and dividends on investments is recorded within investment income. Realized capital gains and losses are reported net of federal income tax and transfers to the interest maintenance reserve (“IMR”). Realized gains (losses) on the sale of investments are determined on the basis of specific security identification on the trade date. Unrealized gains and losses on investments are charged or credited to unassigned surplus in accordance with NAIC rules.

Dividends are recorded on the ex-dividend date and interest is accrued as earned using an effective yield method giving effect to amortization of premiums and accretion of discounts.

Bonds

Bonds are valued as prescribed by the Securities Valuation Office (“SVO”) of the NAIC Investment Analysis Office. Bonds are rated as “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality), “5” (lowest quality, not in or near default) or “6” (lowest quality, in or near default). Bonds rated as categories 1 through 5 are reported in the statutory financial statements at amortized cost using the modified scientific method. Bonds rated as category 6 are reported at the lower of amortized cost or fair value.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

Mortgage-backed securities are generally stated at amortized cost and are amortized using anticipated prepayment assumptions based on a retrospective adjustment method that estimates prepayment activity by utilizing certain factors, including seasonality, current levels of interest rates, economic activity, and the term and age of the underlying collateral.

All securities defined as hybrid securities by the SVO are reported as bonds and are carried at amortized cost.

Preferred and Common Stocks

Preferred stocks rated by the SVO as categories 1-3 are reported at amortized cost. Those rated as categories 4-6 are reported at the lower of amortized cost or fair value.

Common stocks of unaffiliated companies are carried at fair value based on information from the SVO or quoted market prices when information is not available from the SVO.

Investments in the Company’s wholly owned insurance subsidiaries are carried at audited statutory equity with changes in net assets, other than dividends declared, recognized as net unrealized capital gains or losses through surplus. Investments in the Company’s special purpose financial captive reinsurers are carried as follows: MONT and KENW are carried at zero due to the fact that the State of Vermont has granted a permitted practice to allow the recognition of an admitted asset related to recoverables from third party stop-loss reinsurance agreements. The investment in CMGO is carried at the amount of capital contributions made by the Company. If the value of CMGO’s surplus were to fall below the level of all capital contributions then a dollar for dollar reduction of the carrying value would occur until the investment value reached zero. The investment in SUNR is carried at the value of SUNR’s statutory surplus, adjusted for the prescribed practice described in Note 2. Investments in wholly owned noninsurance subsidiaries are carried at the value of their underlying audited GAAP basis equity, adjusted for nonadmitted assets, based on the significance of their operations beyond holding assets for the use of the Company. Prior to the dividend described in Note 1, the Company did not record the investment in ONII, a noninsurance subsidiary, as it did not have audited GAAP financial statements for 2022 and 2021.

Management reviews its investments in subsidiary, controlled, and affiliated entities for impairment based upon the probability that the Company will be able to recover the carrying amount of the investment or if there is evidence indicating the inability of the investee to sustain earnings, which would justify the carrying amount of the investment.

Management regularly reviews its bond and stock portfolios in order to evaluate the necessity to record impairment losses for other-than-temporary declines in estimated fair value of investments. See Note 6 for management’s description and analysis of the portfolio.

Mortgage Loans on Real Estate

Mortgage loans on real estate are recorded at the unpaid principal balance of the loan, net of valuation allowance and unamortized discount. Management periodically reviews the portfolio for impairment and obtains updated valuations of the underlying collateral as needed. Significant changes (increase or decrease) in the net value of the collateral are adjusted through the valuation allowance; however, the net carrying value amount of the loan shall not exceed the recorded investment in the loan.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

Loans in foreclosure and loans considered impaired as of the date of the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus are placed on nonaccrual status and written down to the estimated fair value, net of estimated selling costs, of the underlying property to derive a new cost basis. Interest received on nonaccrual status mortgage loans on real estate is included in net investment income in the period received.

Mortgage loans can be restructured in a troubled debt restructuring (“TDR”). The Company assesses loan modifications on a case by case basis to evaluate whether a TDR has occurred and will then establish a specific valuation allowance for the excess carrying value of the loan over the estimated fair value of the collateral.

Real Estate

Real estate, occupied by the Company and held for the production of income, is generally carried at depreciated cost, net of encumbrances. Accumulated depreciation was $9,140 and $8,088 as of December 31, 2023 and 2022, respectively.

The Company occupies less than 50% of buildings held for the production of income.

Contract Loans

Contract loans, also referred to as policy loans, are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy’s anniversary date. Majority of these loans are included in the reinsurance agreement with an external reinsurer as discussed in Note 13. A corresponding liability has been recognized of $854,387 and $827,717 as of December 31, 2023 and 2022, respectively, for the portion of the loans owed to the reinsurer.

Cash, Cash Equivalents and Short-term Investments

Short-term investments are carried at amortized cost and cash equivalents are carried at fair value. Cash equivalents are short-term and highly liquid investments with original maturities of three months or less, and short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at time of purchase.

Derivatives

The Company enters into derivative transactions that do not meet the criteria for hedge accounting or have not been designated in hedging relationships by the Company. The Company purchases equity index put options, equity futures, currency futures, equity swaps and interest rate swaptions as hedges for certain riders that were sold with variable annuity products. The Company similarly purchases equity index call options as hedges for the fixed indexed annuity product. These transactions provide the Company with an economic hedge, which is used as part of its overall risk management strategies. These derivative instruments are carried at estimated fair value. The realized changes in fair value are recorded in net realized capital losses, net of interest maintenance reserve and income taxes. The unrealized changes in fair value are recorded in unassigned surplus.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

The Company enters into derivative transactions that meet the criteria for hedge accounting. The Company purchased a foreign currency swap that meets the criteria for hedge accounting and is accounted for consistent with the underlying hedged asset. The swap instrument is carried at estimated fair value, and changes in the estimated fair value of the swaps are recorded as unrealized capital gains or losses in unassigned surplus.

Other Invested Assets

Other invested assets primarily consist of the Company’s investment in SUNR, external and inter-company surplus notes and investments in limited partnerships and limited liability companies. Surplus notes are accounted for at amortized cost for NAIC ratings 1 or 2 or the lessor of amortized cost or fair value for NAIC ratings 3 through 6. In February 2022, the $75,000 inter-company surplus note issued to the Company was repaid. The transaction was completed in cash with a payoff amount of $75,000 plus accrued interest of $988.

The Company’s investments in limited partnerships and limited liability companies are carried at the underlying audited GAAP equity of the investee using the equity method of accounting. The financial statements of these investments are usually not received in time for the Company to apply the equity method at each reporting period. Therefore, the equity pick-up on these investments has been recorded on a three-month lag. Income distributed from these investments are included in Net investment income on the Statutory Statements of Operations. The Company has no investments in limited partnerships or limited liability companies that exceed 10% of its admitted assets.

Other invested assets are evaluated and adjusted for any impairment in value that is determined to be other-than-temporary. The Company did not recognize any impairment write-down for these investments for the years ended December 31, 2023 and 2022.

Securities Lending Program

The Company participates in an indemnified securities lending program administered by an unaffiliated agent in which certain portfolio holdings are loaned to third parties. The borrower must deliver to the Company’s agent collateral having a market value equal to at least 102% and 105%, respectively, of the market value of the domestic and foreign securities loaned. The collateral received by the Company’s agent from the borrower to secure loans on behalf of the Company must be in the form of cash, securities issued or guaranteed by the U.S. government or its agencies, or a bank letter of credit or equivalent obligation as may be pre-approved by the Company. The Company monitors the estimated fair value of the loaned securities on a daily basis and additional collateral is obtained as necessary. Securities lending reinvested collateral assets and the corresponding liability, payables for securities lending, are recorded on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Income and expenses associated with securities lending transactions are reported within Net investment income in the Statutory Statements of Operations.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

(d)	Segregated Special Surplus Fund

The Company has established a segregated special surplus fund for the benefit of SUNR, a subsidiary, in accordance with the SUNR Plan of Operations approved by the State of Ohio. The assets, along with capital within SUNR, are to be used to provide the protection to maintain SUNR’s statutory total adjusted capital at a level of at least 300% of its authorized control level (“ACL”) risk based capital. The segregated special surplus fund is held in a custodial account. Dividends (including amounts classified as return of capital) paid by SUNR to ALIC during the years ended December 31, 2023 and December 31, 2022 were $88,000 and $200,000, respectively. Dividends (including amounts classified as return of capital) are placed in the segregated custodial account when paid. See additional details in Note 17 on dividends between SUNR and ALIC. As long as the surplus in SUNR plus the segregated special surplus fund is greater than 300% ACL, ALIC can withdraw excess capital from the segregated special surplus fund for it to use as unassigned surplus in the event at the end of the calendar quarter the segregated special surplus fund exceeds 100 % ACL. At December 31, 2023 and 2022, the segregated special surplus fund was $58,826, recorded in the Aggregate write-ins for special surplus funds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus and the Statutory Statements of Changes in Capital and Surplus. The value of the custodial account was $56,134 and $51,072 at December 31, 2023 and 2022, respectively, which was invested in the following:

	2023	2022
Cash and cash equivalents	$8,706	6,041
Bonds	47,428	45,031
Total custodial account value	$56,134	51,072

(e)	Separate Accounts

Separate account assets and liabilities represent contract holders’ funds, which have been segregated into accounts with specific investment objectives. Separate account assets are recorded at estimated fair value based primarily on market quotations of the underlying securities. The investment income and gains or losses of these accounts accrue directly to the contract holders. Separate account liabilities for individual annuities issued in 1992 and after represent contract holders’ funds adjusted for possible future surrender charges in accordance with the Commissioner’s Annuity Reserve Valuation Method (“CARVM”). The difference between full account value and CARVM is reflected in Transfers to separate accounts due or accrued, net, as prescribed by the NAIC, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The annual change in the difference between full account value and CARVM is reflected in the Statutory Statements of Operations as part of the Net transfers from separate accounts. The Company’s revenue reflects fees charged to the separate accounts including administrative services and risks assumed and for the activity related to guaranteed contracts, which are riders to existing variable annuity contracts that are guaranteed by the Company’s general account assets. The Company’s expenses reflects benefits paid, changes in reserves and expense allowances.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

Under accounting procedures prescribed by the NAIC, the Company records seed money contributed to, or withdrawn from, variable annuity separate accounts through a direct charge or credit to surplus. Seed money held in separate accounts represents the difference between separate account assets and liabilities. The change in separate account surplus, developed through seed money contributions, withdrawals, and unrealized gains and losses generated thereon, is also recorded directly to surplus without providing for federal income tax or income tax reductions. Dividend and capital gain distributions on seed money are recorded as Other income in the Statutory Statements of Operations.

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Operations with the offset recorded in Net transfers from separate accounts in the Statutory Statements of Operations. Investment income and realized capital gains (losses) on the assets of separate accounts, other than seed money, accrue to contract holders and are not recorded in the Statutory Statements of Operations. Unrealized capital gains (losses) on assets of separate accounts accrue to contract holders and, accordingly, are reflected in the separate account liability to the contract holder.

(f)	Revenues and Expenses

Premiums are credited to revenue over the premium paying period of the policies. Individual accident and health (disability) premiums are earned ratably over the terms of the related contracts or policies. Universal life and annuity premiums are recognized as revenue when received. Amounts received related to deposit contracts with mortality or morbidity risk, such as traditional life products and certain annuities with life contingencies, are recorded as premiums. Traditional life product revenues are recorded when due. Amounts received as payment for deposit contracts that do not incorporate any mortality or morbidity risk, including those annuities without life contingencies and guaranteed investment contracts, are not reported as revenue, but are recorded directly to the appropriate policy reserve account.

Expenses, including acquisition costs related to acquiring new business, are charged to operations as incurred.

(g)	Reserves for Future Policy Benefits

Life Policies and Contracts

For traditional life policies issued prior to January 1, 2020, reserves are based on statutory mortality and interest requirements without consideration for withdrawals. The mortality table and interest assumptions used for the majority of new policies issued was the 2017 Commissioners Standard Ordinary (“CSO”) table with interest rates of 3.0% to 3.5%. With respect to in force policies, the mortality tables and interest assumptions used are primarily the 1941 CSO table with interest rates of 2.25% to 2.5%, the 1958 CSO table with interest rates of 1.75% to 4.5%, the 1980 CSO table with interest rates of 3.0% to 5.5%, the 2001 CSO table with interest rates of 3.0% to 4.0%, and the 2017 CSO table with interest rates of 3.0% to 3.5%. For policies issued on or after January 1, 2020, reserves are calculated as prescribed in section 20 of the Valuation Manual (“VM-20”) using principles based reserves (“PBR”). The assumptions used in the calculations are a combination of prescribed assumptions and company experience.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

The Company waives the deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves. Reserves are computed using continuous functions to reflect these practices.

The method used in valuation of substandard policies is to hold 50% of the annual substandard premium as the substandard reserve in addition to the reserve calculated using standard mortality.

The Company had $5,802,869 and $6,667,866 of individual life insurance in force as of December 31, 2023 and 2022, respectively, and $1,594,670 and $1,598,297 of related reserves as of December 31, 2023 and 2022, respectively, for which the gross premiums were less than the net premiums according to the standard valuation set by the Department.

Tabular interest, tabular less actual reserves released, and tabular cost for all life contracts are determined in accordance with NAIC Annual Statement instructions. Traditional life, permanent and term products use a formula that applies a weighted average interest rate, determined from a seriatim valuation file, to the mean average reserves.

Accident and Health (Disability) Policies

The aggregate reserves for individual accident and health (disability) policies consist of active life reserves, disabled life reserves and unearned premium reserves. The active life reserves are calculated on a two-year preliminary term basis at interest rates of 3.0% to 6.0%, using either the 1964 Commissioner’s Disability Table (policies issued prior to 1990) or the 1985 Commissioner’s Individual Disability Table A (policies issued after 1989). The disabled life reserves are calculated using either the 1985 Commissioner’s Individual Disability Table C at interest rates of 3.5% to 5.5% (claims incurred after 1989) or the 1964 Commissioner’s Disability Table at an interest rate of 3.5% (claims incurred prior to 1990). Beginning January 1, 2020, the disability reserve calculations for new policies also incorporate the 2013 Individual Disability Insurance table and its associated modifiers as required by Actuarial Guideline 50.

Annuity and Other Deposit Funds

The Company issued traditional variable annuity contracts through its separate accounts, for which investment income and gains and losses on investments accrue directly to, and investment risk is borne by, the contract holder.

The Company also issued nontraditional variable annuity contracts in which the Company provides various forms of guarantees/riders to benefit the related contract holders.

The Company has five main types of rider benefits offered with individual variable annuity contracts:

●	GMDB;

●	GMIB;

●	GLWB;

●	guaranteed minimum accumulation benefit (“GMAB”); and

●	guaranteed minimum withdrawal benefit (“GMWB”).

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

The Company also offers a fixed indexed annuity with an optional GLWB rider. In 2023, the Company began offering a premium bonus on certain fixed indexed annuity base products. The bonus specifies a bonus rate, applied to the premium deposited, of 5 or 10 percent for the first policy year only. The premium bonus is allocated on day one when the contractholder’s premium is deposited and vests over a number of years.

Effective January 1, 2020, the Company began reserving for variable annuity policies in force under section 21 of the Valuation Manual (“VM-21”). VM-21 sets forth requirements for the valuation of PBR for variable annuity and other contracts involving certain guaranteed benefits similar to those offered with variable annuities. VM-21 is a holistic reserve methodology, thus rider benefit reserves are not determined separately from the base reserve but rather on the policy as a whole. The requirement applies the principles of asset adequacy analysis directly to the risks associated with these products and guarantees. The VM-21 liability is evaluated with both company assumptions and prescribed assumptions under stochastic scenarios net of currently held applicable hedge asset cash flows. The Company holds the reserve liability valuation at the Conditional Tail Expectation (“CTE”) 70 level of the company assumptions value plus any additional standard projection amount and is subject to a floor of cash surrender value. These guarantee reserves are included in the general account reserves. Prior to 2020, these policies were reserved under Actuarial Guideline 43 (“AG43”).

Actuarial Guideline 35 (“AG35”) interprets the standards for the valuation of reserves for fixed indexed annuities. AG35 is a holistic reserve methodology, thus rider benefit reserves are not determined separately from the base reserve but rather on the policy as a whole. The reserves for both the base policy and the rider guarantees are included in general account liabilities.

The reserves and deposit liabilities for individual deferred annuity products have been established based on the participants’ net contributions, policy term, interest rates and various contract provisions. The average interest rate credited on these annuity policies was 2.26%, 2.98% and 2.88% for the years ended December 31, 2023, 2022 and 2021, respectively. The reserves for individual annuity policies issued after 1991 have been adjusted for possible future surrender charges in accordance with CARVM.

Reserves for ordinary (individual) immediate annuities are determined primarily using the 1937 Standard Annuity Table (interest rate of 11.25%), the 1971 Individual Annuity Mortality Table (interest rate of 11.25%), the 1983 Annuity Table (interest rates of 6.25% to 11.25%), the Annuity 2000 Table (interest rates of 4.00% to 7.00%), or the IAR2012 Mortality Table (interest rates of 1.00% to 5.00%). Group immediate annuity reserves are based primarily on the 1971 Group Annuity Mortality Table (interest rate of 11.25%), the 1983 Group Annuity Mortality Table (interest rates of 6.25% to 9.25%) or the 1994 Group Annuity Mortality Table (interest rates of 1.00% to 7.00%).

(h)	Participating Business/Policyholders’ Dividends

Participating business, which refers to policies that participate in profits through policyholders’ dividends, represents 25.5% and 22.1% of the Company’s ordinary life insurance in force at December 31, 2023 and 2022, respectively. The liability for policyholder dividends includes the estimated amount of annual dividends earned by policyholders and is recorded in Other policyholders’ funds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The policyholder dividends incurred are recorded in Dividends to policyholders in the Statutory Statements of Operations.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

Policyholder dividends are approved annually by the Company’s board of directors based upon the amount of distributable surplus. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

(i)	Asset Valuation Reserve/Interest Maintenance Reserve

In compliance with statutory requirements, the Company maintains an asset valuation reserve (“AVR”) and an IMR as prescribed by the NAIC.

The AVR is a formula reserve, which addresses specific asset risk areas and consists of the default component and the equity component. The default component provides for future credit related losses on bonds, including corporate debt securities, preferred stocks, derivative instruments, net of reinsurance, and mortgages. The equity component covers all types of equity investments. The two components are designed to address the default and equity risks of the Company’s assets by calculating maximum reserve targets and controlling the flow of the reserve from and into surplus. The change in AVR is charged or credited directly to unassigned surplus.

The IMR minimizes the Statutory Statements of Operations impact of interest rates related realized capital gains and losses. Realized capital gains and losses for all types of bonds that result from changes in the overall level of interest rates are removed from the net realized capital gains (losses) amount and credited or charged to the liability for IMR. This liability is amortized into income over the remaining life of each bond based on a seriatim method.

Credit related other-than-temporary impairment losses are recorded through the AVR; interest related other-than-temporary impairment losses are recorded through the IMR.

(j)	Reinsurance

Reinsurance is an agreement by which a reporting entity transfers all or part of its risk under a contract to another reporting entity. For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or those that delay the timely reimbursement of claims.

Accounting for reinsurance requires the use of significant management estimates and assumptions, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risk. The Company periodically reviews actual and anticipated experience compared to the assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the strength of counterparties to its reinsurance agreements. Reinsurance does not discharge the Company from its primary liability to policyholders, and to the extent that a reinsurer were unable to meet its obligations, the Company would be liable to policyholders.

Premium income, reserves for future policy benefits, and liabilities for contract claims are stated net of reinsurance. Premiums, benefits and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance agreements. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded are recorded as revenue.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

Modified coinsurance (“MODCO”) assumed and ceded is recorded based on the value, or change in value, of the underlying reserves. Assumed activity is recorded as premiums in MODCO reinsurance premiums with a corresponding expense recorded in MODCO reinsurance reserve adjustment on the Statutory Statements of Operations. Ceded activity for the change in value of the separate accounts MODCO reserves are recorded as premiums, along with the corresponding reserve adjustment, in MODCO reinsurance premiums on the Statutory Statements of Operations. Ceded activity for the change in value of the general account MODCO reserves is settled in cash with an offset to MODCO reinsurance premiums on the Statutory Statements of Operations.

(k)	Federal Home Loan Bank (“FHLB”) Agreements

The Company is a member of the FHLB of Cincinnati. Through its membership, and by purchasing FHLB stock, the Company can enter into deposit contracts. The Company had outstanding deposit contracts of $750,000 and $510,000 as of December 31, 2023 and 2022, respectively, which are included in Annuity and other deposit funds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The Company uses the deposits for the purpose of additional spread income.

FHLB capital stock is included in Common stocks, at fair value, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. FHLB capital stock purchased at December 31 is indicated in the table below and is only in the general account:

	2023	2022
Membership stock - Class B	$19,041	20,000
Activity stock	33,000	21,825
Excess stock	—	373
Total	$52,041	42,198
Actual or estimated borrowing capacity as determined by the insurer	$750,002	518,278

Membership stock eligible and not eligible for redemption at December 31, 2023 is as follows:

Membership stock	Current year total	Not eligible for redemption	Less than 6 months	6 months to less than 1	1 to less than 3 years	3 to 5 years
Class B	$19,041	19,041	—	—	—	—

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

Total collateral pledged to FHLB as of December 31 is indicated in the table below and is only in the general account.

	2023	2022
Total collateral pledged:
Fair value	$993,686	692,083
Carrying value	1,051,758	755,863
Total borrowing	750,000	510,000

The maximum amount pledged as of December 31 is as follows:

	2023	2022
Maximum amount pledged:
Fair value	$995,354	784,163
Carrying value	1,061,615	774,869
Total borrowing	750,000	510,000

Borrowing from FHLB as of December 31 is indicated in the table below and is only in the general account.

	General account	Funding agreements reserves established
2023
Funding agreements	$750,000	750,000
2022
Funding agreements	$510,000	510,000

The maximum amount available during the reporting period ended December 31, 2023 is $750,000 and is only applicable to the general account.

The Company has no prepayment obligations under debt, funding agreements or other agreements.

(l)	Income Taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Current tax expense is reported in the Statutory Statements of Operations as provision for federal income tax expenses if resulting from operations, and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balance of deferred taxes, which provided for book versus tax temporary differences, are subject to limitations and are reported on various lines within capital and surplus. Limitations of deferred income taxes are recorded in the change in nonadmitted assets line, whereas, deferred taxes associated with net unrealized capital gains (losses) are shown within that caption on a net basis. Accordingly, the reporting of temporary differences, such as reserves and policy acquisition costs, and permanent differences, such as dividend received deduction and tax credits, results in effective tax rates that differ from the federal statutory tax rate.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

The Company is included as part of the life/non-life consolidated federal income tax return of its ultimate parent, CIHI. The method of allocation of tax among the consolidated affiliates is subject to a written agreement and is based on the affiliates’ separate company taxable income. Net operating losses and realized losses are settled when utilized. Intercompany tax balances are settled quarterly.

On August 16, 2022, the Inflation Reduction Act was enacted and signed into Law. The Act included a number of tax-related provisions including a new corporate alternative minimum tax (“CAMT”). The Act will be effective for tax years beginning after 2022. The Company is not subject to CAMT in 2023.

(m)	Litigation Contingencies

The Company is a party in various legal actions arising in the normal course of business. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company’s financial position. Liabilities are established when it is probable that a loss has been incurred, and the amount of loss can be reasonably estimated. Legal costs are recognized as incurred and for the estimated amount to be incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company’s statutory financial statements.

(n)	Employee Benefit Plans

The Company sponsors and/or administers various plans that provide defined benefit pension and other postretirement benefits covering eligible employees and sales representatives. Measurement dates used for all of the defined benefit pension and other postretirement benefit plans correspond with the year end of the Company. The Company recognizes the funded status of the projected benefit obligation (“PBO”) less plan assets for pension benefits and the accumulated benefit obligation (“ABO”) for other postretirement benefits for each of its plans.

The obligations and expenses associated with these plans require the use of assumptions such as discount rate, expected long-term return on plan assets, rate of compensation increases, healthcare cost trend rates, as well as participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data and mortality tables, and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have an effect on the Company’s statutory financial statements.

The Company sponsors a defined contribution plan for substantially all employees. The Company also sponsored a qualified contributory defined contribution profit-sharing plan for substantially all employees. Discretionary Company contributions were based on the net earnings of the Company. Accordingly, the Company recognized compensation cost for current contributions. During 2023, the profit-sharing plan was restructured, and the company ceased contributions.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

(o)	Equity and Undistributed Income of Subsidiaries

Dividends received by the Company from its affiliates are recognized in investment income provided that the dividend is not in excess of undistributed accumulated earnings.

(p)	New Accounting Standards

In January 2024, the NAIC adopted INT 23-04, Scottish Re Life Reinsurance Liquidation Questions. The INT provides accounting and reporting guidance for ceding entities with reinsurance balances to or from Scottish Re, a U.S.-based life reinsurer in liquidation. The guidance focuses primarily on reinsurance recoverables. The INT states that “to the extent reinsurance amounts recoverable are secured by assets in trust…such amounts may be admitted to the extent the amounts are not in dispute.” The Company has recorded a receivable for its assets held in trust equal to the value of liabilities recaptured of $51,049. The Company will continue to monitor the state of the receivership.

In October 2023, the NAIC issued revisions to SSAP No. 20, Nonadmitted Assets and SSAP No. 21, Other Admitted Assets, the update includes consistency revisions to SSAP No. 20. Revisions to SSAP No. 21R provide more detail on qualifying collateral, require information to support fair value of collateral to be available on request, and provide audit transition guidance for equity collateral from entities in the scope of SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies and SSAP No. 97, Investments to Subsidiary, Controlled and Affiliated Entities. The adoption of this guidance did not impact the Company’s statutory financial statements.

In August 2023, the NAIC issued INT 23-03 to SSAP No. 4, Assets and Nonadmitted Assets, SSAP No. 9, Subsequent Events and, SSAP No. 101, Income Taxes. The INT provides guidance for CAMT reporting on or after year-end 2023 and addresses accounting, the statutory valuation allowance, admissibility, disclosures, and year-end 2023 transition. The adoption of this guidance did not impact the Company’s statutory financial statements.

In April 2020, May 2021, and August 2023, the NAIC adopted with modification ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting and ASU 2021-01, Reference Rate Reform (Topic 848), with an expiration date of December 31, 2022. The guidance provides temporary optional expedients and exceptions relating to contract modifications and hedging relationships that reference the London Inter-Bank Offered Rate (“LIBOR”) or another reference rate expected to be discontinued. The adoption of this guidance did not impact the Company’s statutory financial statements.

In August 2023, the NAIC issued INT 23-01, Negative IMR Admitted Asset, effective August 13, 2023. The interpretation provides an optional, limited-time guidance, which allows the admittance of net negative (disallowed) IMR up to 10% of adjusted capital and surplus. INT 23-01: Net Negative (Disallowed) Interest Maintenance Reserve will be automatically nullified on January 1, 2026. The adoption of this guidance resulted in an increase to Other Assets and Aggregate write-ins for special surplus funds of $3,937 on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

In August 2023, the NAIC issued revisions to SSAP No. 26R, Bonds and SSAP No. 43R, Loan-Backed and Structured Securities, effective January 1, 2025. These revisions adopt a new principles-based bond definition and the accounting for issuer credit obligations and asset-backed securities. The Company is in the process of assessing the impact of this standard on its statutory financial statements.

In August 2023, the NAIC issued revisions to SSAP No.43R, Loan-Backed and Structured Securities, effective December 31, 2023. These revisions incorporate changes to add collateralized loan obligations (“CLOs”) to the financial modeling guidance and to clarify that CLOs are not captured as legacy securities. The adoption of this guidance did not impact the Company’s statutory financial statements.

(q)	Subsequent Events

The Company has evaluated subsequent events through March 28, 2024, the date the statutory financial statements were available to be issued.

In March 2024, CII contributed $125,000 in capital to ALIC in satisfaction of the second installment of the Transaction discussed in Note 1. See Note 17 for additional details.

In March 2024, ONFH returned contributed capital, as noted in Note 20, of $98,500 to be redeployed at a date closer to the closing of the acquisition.

(4)	Business Risks and Uncertainties

The Company participates in an industry where there are risk factors that could have material adverse effects on the business and operating results. The following is a description of the various risk factors:

Legal/Regulatory Risk is the risk that changes in the legal or regulatory environment in which the Company operates could result in increased competition, reduced demand for the Company’s products, or additional unanticipated expenses in the pricing of its products.

State insurance regulators and the NAIC regularly re-examine existing laws and regulations applicable to insurance companies and their products. Changes in these laws and regulations may be designed to protect or benefit policyholders and thus affect the Company’s operating results.

Increased assessments from guaranty associations may occur if there is an increase of impaired, insolvent or failed insurers in the jurisdictions in which the Company operates.

Changes in the regulatory environment and changes in laws in the countries of the Company’s international insurance operations could have a material adverse effect on its results of operations. The Company’s international insurance operations are principally regulated by insurance regulatory authorities in the jurisdictions in which they are located or operate.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

Concentration Risk is the risk that arises from the Company’s reliance upon certain key business relationships. Based on policyholder account balances, the Company’s largest distributor of individual (fixed and variable) annuity products accounted for approximately 8.4% and 14% of total individual annuity reserves as of December 31, 2023 and 2022, respectively. It is possible that a change in the Company’s relationship with this distributor could result in the loss of existing business and a large outflow of the Company’s general account assets along with the subsequent loss of the investment spread earned on those assets.

Mortality Risk is the risk that overall life expectancy assumptions used by the Company in the pricing of its life insurance and annuity products prove to be too aggressive. This situation may occur, for example, as a result of pandemics, terrorism, natural disasters, or acts of war. The Company attempts to reduce this risk through geographical diversification and the purchase of reinsurance.

Reinsurance Risk is the risk that the reinsurance companies, where the Company has ceded a portion of its underwriting risk, may default on their obligation. The Company has entered into reinsurance agreements to cede a portion of its life, annuity and health business. The Company attempts to mitigate this risk by monitoring the ratings of reinsurance companies to which it chooses to cede risk to, requiring collateral to support ceded reserves, and/or following up on any outstanding balances with reinsurance companies.

Ratings Risk is the risk that rating agencies change their outlook or rating of the Company or a subsidiary of the Company. If such ratings were lowered significantly relative to its competitors, the Company’s ability to market products to new customers could be harmed, and the Company could potentially lose existing customers. The Company monitors its Risk-Based Capital (“RBC”) and other ratios for adequacy and maintains regular communications with the rating agencies in its effort to minimize the adverse impact of this risk.

Cyber-security Risk is the potential for information and systems to be vulnerable to adverse events, such as breaches, thefts, compromised integrity, damage, fraud, or business disruption, caused by internal, external or third parties. The loss of confidentiality, integrity or availability for information and systems could disrupt operations, result in the loss of business, materially affect profitability and negatively impact the Company’s reputation. The current working environment is unprecedented with wide-scale remote usage of the Company’s networks and may expose the Company to increased cyber-security vulnerability. The Company utilizes a defense in depth approach to physically, administratively and technically mitigate cyber-security risk. Multiple layers of security controls provide redundancy in the event a security control fails, or a vulnerability is exploited. The Company continually monitors cyber-security risk and implements new processes, controls and technology to address risks as they are identified. Despite these efforts, there is still a risk a cyber-security incident could happen.

Credit Risk is the risk that issuers of investment securities, mortgagees on mortgage loans or other parties, including reinsurers and derivative counterparties, default on their contractual obligations or experience adverse changes that would affect the Company. The Company attempts to minimize the adverse impact of this risk by monitoring the portfolio diversification, the Company’s exposure to impairment, collectability of the loans, and the credit quality of reinsurers and derivative counterparties, as well as, in many cases, requiring collateral, lines of credit or assets in trust to manage credit exposure.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

Banking risk is the risk associated with the Company’s concentrations of credit risk of its cash deposits and checking account balances, and risk of institutional failure. The Company maintains its cash deposits and checking account balances in various bank accounts that, at times, may exceed federally insured limits. The Company’s cash deposits and checking account balances have been placed with high credit quality financial institutions. The Company has not experienced, nor does it anticipate, any losses with respect to such accounts. Subsequent to the balance sheet date, there have been prominent bank failures in the United States that resulted in a seizure by government agencies. The Company has no direct exposure to these failures, but as a result of these failures the Company is examining all of its bank relationships to ensure they are sufficiently protected from potential future failures. The Company will continue to monitor the ongoing situation.

Interest Rate Risk is the risk that interest rates will change and impact the valuation of the bond investments. A change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

Equity Market Risk is the risk of loss due to declines in the equity markets in which the Company participates. A decline in the stock market will affect the value of equity securities and the contract value of the Company’s individual variable annuity contracts, which offer guaranteed benefit riders as well as fixed indexed annuity contracts. Losses in the equity market could result in declines in separate account assets and assets under management, which could affect investment management fees revenue.

The Company attempts to minimize the adverse impact of equity market risk by monitoring the diversification of the Company’s investment portfolio and through reinsurance arrangements with third parties. The Company uses equity index put options, equity index call options, equity swaps and interest rate swaptions to minimize exposure to the market risk associated with guarantees on certain underlying policyholder liabilities.

The Company does not have any direct exposure within its investment portfolio to businesses in Russia, Ukraine, Israel or Palestine. However, the ongoing conflicts in these areas are impacting global economic and financial markets exacerbating ongoing economic challenges. The Company is actively monitoring the impact of the conflict on its investment portfolio.

Inflation Risk is the risk that inflation will undermine the performance of investments. Times of rising inflation will cause interest rates to increase. As discussed above, interest will change and impact the valuation of the Company’s investments. The Company has the ability to hold securities until maturity and has the ability to adjust product crediting rates allowing the Company to mitigate the potential of liabilities coming due more quickly than the assets mature. The long-term nature of the Company’s business allows for the Company to manage through periods of change. The Company is monitoring the responsive monetary policy actions taken or anticipated to be taken by central banks to curb inflation and the corresponding impact on market interest rates.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

Liquidity Risk is the risk that the Company may not have the ability to sell certain investments to meet obligations of the Company.

If the tax treatment of existing Bank Owned Life Insurance (“BOLI”) policies is changed, there is the potential that a portion of the issued policies may be surrendered or allowed to lapse in a short period of time creating a liquidity strain. The Company has applied risk mitigation through diversifying BOLI sales to community banks and credit unions. Credit unions are tax exempt entities, thus eliminating the surrender risk due to any pending tax law changes. In addition, effective July 1, 2019, the Company has reinsured the majority of the block of business with a third party under a coinsurance agreement.

Investment Risk – see Note 6 for additional risks specific to the investment portfolio.

Civil Unrest and Political Risk is the risk that continued civil unrest and challenging political environments may cause significant volatility, declines in the value of investments, loss of life, property damage, additional disruption to commerce and reduce economic activity. Any significant civil unrest or political challenges could result in the decrease of the Company´s net income, revenue and assets under management and may adversely affect the Company´s investment portfolio.

(5)	Fair Value Measurements

Included in various investment related line items in the statutory financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or for certain bonds and preferred stock when carried at the lower of cost or market.

Fair Value Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The market approach utilizes prices and other relevant information generated by market transactions involving identical or comparable assets and liabilities. The income approach uses discounted cash flows to determine fair value. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company’s estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in circumstances.

The Company is required to categorize its assets and liabilities that are carried at estimated fair value on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus into a three level hierarchy based on the priority of the inputs to the valuation technique in accordance with SSAP No. 100, Fair Value Measurements. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure estimated fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

The levels of the fair value hierarchy are as follows:

●	Level 1 – Fair value is based on unadjusted quoted prices for identical assets and liabilities in an active market at the measurement date. The types of assets and liabilities utilizing Level 1 valuations generally include cash and cash equivalents, short-term investments, separate account assets and exchange traded derivatives.

●	Level 2 – Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable in active markets or that are derived principally from, or corroborated by, observable market data through correlation or other means for identical or similar assets and liabilities. The types of assets and liabilities utilizing Level 2 valuations generally include U.S. government agency securities; municipal bonds; foreign government debt; certain corporate debt; asset-backed, mortgage-backed, and private placement securities; unaffiliated surplus notes; other invested assets; derivatives; common stocks; securities lending reinvested collateral; and cash equivalent securities.

●	Level 3 – Fair value is based on unobservable inputs for the asset or liability for which there is little or no market activity at the measurement date. Unobservable inputs used in the valuation reflect management’s best estimate about the assumptions market participants would use to price the asset or liability. The types of assets and liabilities utilizing Level 3 valuations generally include certain corporate debt, asset-backed or mortgage-backed securities, common stocks, other invested assets and derivative securities.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

The following tables present the Company’s hierarchy for its financial assets and liabilities measured at estimated fair value on a recurring basis at December 31:

	Level 1	Level 2	Level 3	Total
2023 Assets:
Investments:
Bonds	$—	97	—	97
Preferred stock	—	6,551	—	6,551
Common stocks	—	52,074	334	52,408
Cash, cash equivalents and short-term investments	735,778	—	—	735,778
Derivatives	—	60,886	—	60,886
Other invested assets	—	—	91,714	91,714
Securities lending reinvested collateral assets	—	162,365	—	162,365
Other assets:
Separate account assets	13,876,582	—	—	13,876,582
Total assets	$14,612,360	281,973	92,048	14,986,381

Liabilities:
Other liabilities:
Derivatives	$17,280	—	—	17,280
Total liabilities	$17,280	—	—	17,280

	Level 1	Level 2	Level 3	Total
2022 Assets:
Investments:
Bonds	$—	73	—	73
Preferred stock	—	6,335	—	6,335
Common stocks	—	42,229	778	43,007
Cash, cash equivalents and short-term investments	286,470	—	—	286,470
Derivatives	8,138	70,460	—	78,598
Other invested assets	—	—	35,074	35,074
Securities lending reinvested collateral assets	—	113,961	—	113,961
Other assets:
Separate account assets	13,840,750	—	—	13,840,750
Total assets	$14,135,358	233,058	35,852	14,404,268

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

The carrying amount and the NAIC estimated fair value of all financial instruments were as follows as of December 31. The valuation techniques used to estimate these fair values are described below.

	Carrying	NAIC estimated	Fair value hierarchy level
2023	amount	fair value	Level 1	Level 2	Level 3
Assets:
Investments:
Bonds	$6,082,185	5,294,986	56,721	5,140,822	97,443
Preferred stocks	16,551	15,757	—	6,551	9,206
Common stocks, other than investments in affiliates	52,408	52,408	—	52,074	334
Mortgage loans on real estate	1,197,158	1,114,161	—	—	1,114,161
Contract loans	926,013	925,615	—	—	925,615
Cash, cash equivalents and short-term investments	735,778	735,778	735,778	—	—
Derivatives	60,886	60,886	—	60,886	—
Other invested assets	326,740	303,035	—	84,266	218,769
Securities lending reinvested collateral assets	162,366	162,365	—	162,365	—
Other assets:
Separate account assets	13,876,582	13,876,582	13,876,582	—	—
Liabilities:
Guaranteed investment contracts	$750,000	750,833	—	750,833	—
Individual deferred annuities	293,420	287,776	—	287,776	—
Immediate and other annuity deposits	1,777,863	1,254,943	—	1,254,943	—
Other policyholder funds	28,405	28,405	28,405	—	—
Derivatives	17,280	17,280	17,280	—	—
Separate account liabilities	13,876,582	13,876,582	13,876,582	—	—

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

		NAIC
	Carrying	estimated	Fair value hierarchy level
2022	amount	fair value	Level 1	Level 2	Level 3
Assets:
Investments:
Bonds	$6,126,737	5,116,211	9,219	5,058,385	48,607
Preferred stocks	16,335	15,351	—	6,335	9,016
Common stocks, other than investments in affiliates	43,007	43,007	—	42,229	778
Mortgage loans on real estate	1,118,912	1,017,875	—	—	1,017,875
Contract loans	900,976	923,587	—	—	923,587
Cash, cash equivalents and short-term investments	286,470	286,470	286,470	—	—
Derivatives	78,598	78,598	8,138	70,460	—
Other invested assets	306,314	280,224	—	82,066	198,158
Securities lending reinvested collateral assets	113,940	113,961	—	113,961	—
Other assets:
Separate account assets	13,840,750	13,840,750	13,840,750	—	—
Liabilities:
Guaranteed investment contracts	$530,147	529,700	—	529,700	—
Individual deferred annuities	154,264	148,637	—	148,637	—
Immediate and other annuity deposits	1,074,302	918,800	—	918,800	—
Other policyholder funds	30,231	30,231	30,231	—	—
Separate account liabilities	13,840,750	13,840,750	13,840,750	—	—

Determination of Fair Values

The valuation methodologies used to determine the estimated fair values of assets and liabilities under the exit price notion of SSAP No. 100, Fair Value Measurements, reflect market participant objectives and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the estimated fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines estimated fair value based on future cash flows discounted at the appropriate current market rate. Estimated fair values include adjustments for credit-related and liquidity issues of the underlying issuer of the investment.

The Company has policies and guidelines that establish valuation methodologies and consistent application of such methodologies. These policies and guidelines provide controls around the valuation process. These controls include appropriate review and analysis of investment prices against market activity or price variances, review of price source changes, and review of methodology changes.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

The following is a discussion of the methodologies used to determine estimated fair values for the financial instruments and policy reserves listed in the above tables:

Bonds – The estimated fair value of bonds is based on market prices published by the SVO, where available. Otherwise, the fair value of bonds is generally obtained from independent pricing services based on market quotations of reported trades for identical or similar securities. The Company classifies these bonds as Level 1 assets.

When there are no recent reported trades, the Company uses third party pricing services that use matrix or model processes to develop a security price using future cash flow expectations and collateral performance discounted at an estimated market rate. For the pricing of asset-backed and mortgage-backed securities, the models include estimates for future principal prepayments based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral. Since these securities have been priced using market observable inputs that are obtained by the independent pricing services, the Company has classified these bonds as Level 2 assets.

Bonds not priced by independent services are generally priced using an internal pricing matrix. The internal pricing matrix is developed by obtaining spreads for corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular bond to be priced using the internal matrix are important inputs into the model and are used to determine a corresponding spread that is added to the appropriate U.S. Treasury yield to create an estimated market yield for that bond. The estimated market yield is then used to estimate the fair value of the particular bond. Since the inputs used for the internal pricing matrix are based on observable market data, the Company has classified these fair values as Level 2.

In some instances, the independent pricing service will price securities using independent broker quotations from market makers and other broker/dealers recognized to be market participants, which utilize inputs that may be difficult to corroborate with observable market data. These bonds are classified as Level 3 assets.

Preferred stocks – The estimated fair values of preferred stocks are determined from market prices published by the SVO. The Company has classified these fair values as Level 2 as they are priced using market observable inputs.

Common stocks – The Company’s primary common stock holding is FHLB stock, which is carried at par and approximates fair value. The FHLB stock is not traded on an active market and is classified as a Level 2 asset.

In some instances, common stocks are being carried based on valuation metrics obtained from a third party valuation report. These common stocks are classified as Level 3 assets.

Common stocks of unaffiliated companies are carried at fair value based on information from the SVO or quoted market prices when fair market values are not available from the SVO. The Company has classified these other common stock fair values as Level 2 as they are priced using market observable inputs.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

Cash, cash equivalents and short-term investments – Cash is considered a Level 1 asset as it is the functional currency in the U.S. and is the most liquid form of an asset and not subject to valuation fluctuations. Cash and cash equivalents are comprised of money market funds, bank deposits, and commercial paper.

Short-term investments are considered Level 2 since they are short-term, highly liquid investments that are not traded on an active market but are both a) readily convertible to known amounts of cash, and b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. These short-term investments are recorded at carrying value, which approximates fair value since they are so close to maturity.

Derivatives – The Company enters into long-term investments comprised of equity futures, currency futures, equity index put options, equity index call options, equity swaps and interest rate swaptions to economically hedge liabilities embedded in certain variable annuity and fixed indexed annuity products. The equity futures and currency futures are exchange traded derivatives, and the fair value is based on an active market quotation. The Company has classified the fair values of the exchange traded derivatives as Level 1. The equity index put options, equity index call options, equity swaps and interest rate swaptions are valued using pricing models with inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. These derivative assets are classified as Level 2 assets.

Securities lending reinvested collateral assets – Securities lending reinvested collateral is considered Level 2 for the purposes of fair value classification since they are short-term money market funds that are only available to securities lending customers and are not traded on an active market.

Separate account assets – Separate account assets are recorded at estimated fair value based primarily on market quotations of the underlying securities and reported as a summarized total on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The underlying securities are mutual funds that are valued using the reported net asset value, which is published daily. The Company has classified separate account assets as Level 1 assets.

Mortgage loans on real estate – The fair value of mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. The Company has classified the fair value of mortgage loans using the discounted cash flow analysis as Level 3 since certain significant inputs, such as credit rating, are internal.

Contract loans – The fair value of contract loans is estimated using discounted cash flow calculations. The Company has classified these fair values as Level 3 since the expected life of the loan is based on internal assumptions.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

Other invested assets – The Company’s other invested assets include an affiliated surplus note. The fair value of the affiliated surplus note is determined by discounting the scheduled cash flows of the note using a market rate applicable to the yield, credit quality and maturity of similar debt instruments. The Company has classified the fair value generally as Level 2 since the valuation inputs are based on market observable information.

Included in other invested assets are unaffiliated surplus notes. Estimated fair values for these are determined from market prices published by the SVO. The Company has classified these fair values as Level 2 since the valuation inputs are based on market observable information.

The carrying amount reported in the statutory financial statements of limited partnership interests is based on quarterly GAAP financial statements provided by the partnership with annual adjustments to reconcile to the audited GAAP financial statements of the partnership. Limited partnership interests are classified as Level 3 assets.

The carrying amount reported in the statutory financial statements of the Company’s investment in SUNR, an affiliated subsidiary, was $127,055 and $163,084 at December 31, 2023 and 2022, respectively. This amount is included in other invested assets, and the Company has classified the fair value as Level 3 since the valuation inputs are not based on market observable information.

Deferred and immediate annuity and investment contracts – The fair value of the Company’s liabilities under investment contracts is disclosed using one of two methods. For investment contracts without defined maturities, fair value is the estimated amount payable on demand, net of certain surrender charges. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analyses. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued. The Company has classified these fair values as Level 2 since the inputs are market observable.

Policyholders’ dividend accumulations and other policyholder funds – The carrying amount reported in the statutory financial statements for these instruments approximates their estimated fair value. The Company has classified these amounts as Level 1 since these amounts can be converted to cash by the policyholder.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

Assets and Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs (Level 3)

The following tables summarize the reconciliation of the beginning and ending balances and related changes in fair value measurements for which significant unobservable inputs were used in determining the estimated fair value for the years ended December 31:

Assets	Common Stocks	Other Invested Assets	Total Assets
December 31, 2021	$—	10,150	10,150
Net investment gains/(losses):
In earnings (realized and unrealized)	—	(636)	(636)
Purchases	778	28,549	29,327
Disposals	—	(2,989)	(2,989)
December 31, 2022	778	35,074	35,852
Net investment gains/(losses):
In earnings (realized and unrealized)	(251)	2,376	2,125
Purchases	160	55,070	55,230
Disposals	(353)	(806)	(1,159)
December 31, 2023	$334	91,714	92,048
Change in unrealized gains (losses):
Still held at December 31:
2022	$—	—	—
2023	$—	—	—

Asset Transfers Between Levels

The Company reviews its fair value hierarchy classifications annually. Changes in the observability of significant valuation inputs identified during these reviews may trigger reclassification of fair value hierarchy levels of financial assets and liabilities. Transfers into or out of Level 3 are primarily due to the availability of quoted market prices or changes in the market observability of valuation inputs that are significant to the fair value measurement.

There were no transfers between levels in 2023 or 2022.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

Common Stock of Subsidiaries

Common stock of unconsolidated non-life insurance subsidiaries at statutory equity were recorded on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus and consists of the statutory equity of ADI and ONESCO at December 31, 2022. During 2023, the Company’s common stock of these subsidiaries was transferred, via a dividend, to CII. At December 31, 2022, no non-life insurance subsidiary’s common stock exceeded 10% of the Company’s admitted assets.

Common stock of unconsolidated life insurance subsidiaries at statutory equity recorded on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus consists of the statutory equity of ALAC, NSLAC, SUNR and ONFH. Investments in the Company’s special purpose financial captive reinsurers are carried differently. MONT and KENW are carried at zero due to the fact that the State of Vermont has allowed the recognition of an admitted asset related to recoverables from third party stop-loss reinsurance agreements. The investment in CMGO is carried at the amount of capital contributions made by the Company. If the value of CMGO’s surplus were to fall below the level of all capital contributions, then a dollar for dollar reduction of the carrying value would occur until the investment value reached zero. At December 31, 2023 and 2022, none of the Company’s unconsolidated life insurance subsidiaries’ common stock exceeded 10% of the Company’s admitted assets.

(6)	Investments

Investment Risks and Uncertainties

Investments are exposed to various risks and uncertainties that affect the determination of estimated fair values, the ability to sell certain investments during strained market conditions, the recognition of impairments, and the recognition of income on certain investments. These risks and uncertainties include:

●	the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer;

●	the risk that the economic outlook, including fluctuations in interest rates and inflationary pressures, will be worse than expected or have more of an impact on the issuer than anticipated;

●	the risk that the Company obtains inaccurate information for the determination of the estimated fair value estimates and other-than-temporary impairments; and

●	the risk that new information or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value.

Any of these situations are reasonably possible and could result in a charge to income in a future period. During 2022, rising inflation led to increases in interest rates resulting in larger unrealized losses on the Company’s investment portfolio. During 2023, inflation began to stabilize and reduction in interest rates resulted in a decrease in the Company’s unrealized losses in its investment portfolio.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

The determination of impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with each asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

The recognition of income on certain investments, including asset-backed and mortgage-backed securities, is dependent upon certain factors such as prepayments and defaults, and changes in factors could result in changes in amounts to be earned.

Bonds and Stocks

Bonds and Stocks by Sector

The carrying value, gross unrealized gains and losses, and estimated fair values of investments in bonds and stocks at December 31 are as follows:

	2023
	Carrying value*	Gross unrealized gains	Gross unrealized losses	NAIC estimated fair value
Bonds:
U.S. government	$152,934	6,825	(1,901)	157,858
All other governments	6,999	—	(1,203)	5,796
States, territories and possessions	895,352	1,247	(169,907)	726,692
Political subdivisions of states	2,730	—	(22)	2,708
Special revenue and assessment	143,403	2,398	(3,040)	142,761
Industrial and miscellaneous	4,877,767	27,066	(648,623)	4,256,210
Hybrid securities	3,000	—	(39)	2,961
Total bonds	$6,082,185	37,536	(824,735)	5,294,986
Preferred stocks	$16,551	—	(794)	15,757
Common stocks	$52,641	21	(254)	52,408

*	Represents cost for Common stocks

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

	2022
	Carrying value*	Gross unrealized gains	Gross unrealized losses	NAIC estimated fair value
Bonds:
U.S. government	$39,162	81	(1,809)	37,434
All other governments	6,999	—	(1,584)	5,415
States, territories and possessions	935,356	481	(212,886)	722,951
Political subdivisions of states	5,722	—	(90)	5,632
Special revenue and assessment	114,292	882	(4,292)	110,882
Industrial and miscellaneous	5,022,206	16,317	(807,438)	4,231,085
Hybrid securities	3,000	—	(188)	2,812
Total bonds	$6,126,737	17,761	(1,028,287)	5,116,211
Preferred stocks	$16,335	—	(984)	15,351
Common stocks	$42,991	19	(3)	43,007

*	Represents cost for Common stocks

Included in the tables above under the caption U.S. government are bonds that were issued by agencies not backed by the full faith and credit of the U.S. government such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

Investments with an amortized cost of $8,467 and $8,138 were on deposit with various regulatory agencies as required by law as of December 31, 2023 and 2022, respectively.

Maturities of Bonds

The carrying value and the NAIC estimated fair value of bonds at December 31, 2023, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage-backed securities are classified based on the last payment date of the underlying mortgage loans with the longest contractual duration.

	Carrying value	NAIC estimated fair value
Due in one year or less	$286,224	249,179
Due after one year through five years	1,399,850	1,218,672
Due after five years through ten years	1,105,316	962,258
Due after ten years	3,290,795	2,864,877
Total	$6,082,185	5,294,986

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

Continuous Gross Unrealized Losses for Bonds and Stocks

The following tables present the NAIC estimated fair value and gross unrealized losses of the Company’s bonds (aggregated by sector) and preferred and common stocks in an unrealized loss position, aggregated by length of time the securities have been in a continuous unrealized loss position at December 31:

	Less than 12 months		12 months or longer		Total
	NAIC estimated fair value	Unrealized losses	NAIC estimated fair value	Unrealized losses	NAIC estimated fair value	Unrealized losses
2023
Bonds:
U.S. government	$—	—	26,172	(1,901)	26,172	(1,901)
All other governments	—	—	5,795	(1,203)	5,795	(1,203)
States, territories and possessions	7,356	(207)	672,757	(169,700)	680,113	(169,907)
Political subdivisions of states	995	(5)	1,713	(17)	2,708	(22)
Special revenue and assessment	8,868	(146)	68,153	(2,894)	77,021	(3,040)
Industrial and miscellaneous	215,134	(8,562)	3,469,584	(640,061)	3,684,718	(648,623)
Hybrid securities	—	—	2,961	(39)	2,961	(39)
Total bonds	232,353	(8,920)	4,247,135	(815,815)	4,479,488	(824,735)

Preferred and common stocks	334	(251)	9,206	(797)	9,540	(1,048)
Total	$232,687	(9,171)	4,256,341	(816,612)	4,489,028	(825,783)

2022
Bonds:
U.S. government	$37,158	(1,809)	—	—	37,158	(1,809)
All other governments	5,415	(1,584)	—	—	5,415	(1,584)
States, territories and possessions	620,057	(174,520)	83,505	(38,366)	703,562	(212,886)
Political subdivisions of states	5,632	(90)	—	—	5,632	(90)
Special revenue and assessment	93,736	(4,292)	—	—	93,736	(4,292)
Industrial and miscellaneous	3,525,324	(669,154)	389,172	(138,284)	3,914,496	(807,438)
Hybrid securities	2,812	(188)	—	—	2,812	(188)
Total bonds	4,290,134	(851,637)	472,677	(176,650)	4,762,811	(1,028,287)

Preferred and common stocks	9,016	(984)	1	(3)	9,017	(987)
Total	$4,299,150	(852,621)	472,678	(176,653)	4,771,828	(1,029,274)

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

The tables below summarize the bonds by sector in an unrealized loss position for less than and greater than twelve months as of December 31:

	Less than 12 months	12 months or longer	Total
2023
99.9%-80%:
U.S. government	$—	(1,901)	(1,901)
All other governments	—	(1,203)	(1,203)
States, territories and possessions	(207)	(42,134)	(42,341)
Political subdivisions of states	(5)	(17)	(22)
Special revenue and assessment	(146)	(2,894)	(3,040)
Industrial and miscellaneous	(6,267)	(218,239)	(224,506)
Hybrid	—	(39)	(39)
Below 80%:
States, territories and possessions	—	(127,566)	(127,566)
Industrial and miscellaneous	(2,295)	(421,822)	(424,117)
Total	$(8,920)	(815,815)	(824,735)

2022
99.9%-80%:
U.S. government	$(1,809)	—	(1,809)
States, territories and possessions	(28,643)	(279)	(28,922)
Political subdivisions of states	(90)	—	(90)
Special revenue and assessment	(4,292)	—	(4,292)
Industrial and miscellaneous	(239,773)	(20,549)	(260,322)
Hybrid	(188)	—	(188)
Below 80%:
U.S. government	(1,584)	—	(1,584)
States, territories and possessions	(145,877)	(38,087)	(183,964)
Industrial and miscellaneous	(429,381)	(117,735)	(547,116)
Total	$(851,637)	(176,650)	(1,028,287)

Evaluation of Other-Than-Temporarily Impaired Investments

Management regularly reviews its bond and stock portfolios to evaluate the necessity of recording impairment losses for other-than-temporary declines in fair value of investments.

An analysis is prepared which focuses on the issuer’s ability to service its debts and the length of time and extent the bond has been valued below cost. This review process includes an assessment of the credit quality or an assessment of the future cash flows of the identified investment in the portfolio.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

For any securities identified in the review of the portfolio, the Company considers additional relevant facts and circumstances in evaluating whether the security is other-than-temporarily impaired (“OTTI”). Relevant facts and circumstances that may be considered include:

●	comparison of current estimated fair value of the security to cost;

●	length of time the estimated fair value has been below cost;

●	financial position of the issuer, including the current and future impact of any specific events, including changes in management;

●	analysis of issuer’s key financial ratios based upon the issuer’s financial statements;

●	any items specifically pledged to support the credit along with any other security interests or collateral;

●	the Company’s intent to sell the security or if it is more likely than not that it will be required to sell the security before it can recover the amortized cost or, for equity investments, the forecasted recovery of estimated fair value in a reasonable period of time;

●	overall business climate, including litigation and government actions; rating agency downgrades;

●	analysis of late payments, revenue forecasts and cash flow projections for use as indicators of credit issues; and

●	other circumstances particular to an individual security.

In addition to the above, for certain securitized financial assets with contractual cash flows, including loan-backed and structured securities, the Company periodically evaluates the securities using the currently estimated cash flows, including new prepayment assumptions using the retrospective adjustment methodology. If the evaluation based on currently estimated cash flows results in discounted estimated future cash flows less than the book value, an OTTI is considered to have occurred. If the Company has the ability to hold and no intent to sell the security, the impairment amount recognized as a realized loss would be the difference between the amortized cost and the discounted cash flows.

For bonds that are OTTI and securities where the Company intends to sell or does not have the ability to hold the security, the realized loss would equal the difference between the amortized cost and its fair value at the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus date.

For industrial and miscellaneous securities, the Company evaluates the financial performance of the issuer, based upon credit performance and investment ratings, and expects to recover the entire amortized cost of each security.

 AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

As of December 31, 2023, investments in loan-backed and structured securities, for which an OTTI has not been recognized in earnings and which were in an unrealized loss position, had a fair value of $683,572. Loan-backed and structured securities in an unrealized loss position for less than 12 months had a fair value of $43,684 and unrealized losses of $580. Loan-backed and structured securities in an unrealized loss position for greater than 12 months had a fair value of $639,888 and unrealized losses of $60,195. These loan-backed and structured securities were primarily categorized as industrial and miscellaneous.

Current Year Evaluation

Total unrealized losses decreased from December 31, 2022 to December 31, 2023 due mainly to the decrease in intermediate term interest rates and lower credit spreads during the year. The Company has concluded that the majority of its securities in an unrealized loss position as of December 31, 2023 and 2022 reflect temporary fluctuations in economic factors (including interest related declines) that are not indicative of OTTI due to the Company’s ability and intent to hold these investments until recovery of estimated fair value or amortized cost, and for equity investments, anticipate a forecasted recovery in a reasonable period of time. The Company has recorded OTTI losses when necessary on securities that the Company has deemed as being indicative of OTTI.

Mortgage Loans

Mortgage loans consist of commercial mortgage loans originated in the United States. Mortgage loans are collateralized by the underlying properties. Collateral on mortgage loans must meet or exceed 125% of the loan at the time the loan is made. The carrying amounts of the commercial mortgage loan portfolio as of December 31, 2023 and 2022 were $1,197,158 and $1,118,912, respectively.

The minimum and maximum gross lending rates for commercial mortgage loans for the years ended December 31 were:

	2023	2022
Minimum	5.2%	3.5%
Maximum	7.3%	6.3%

Concentration of Credit Risk

The Company diversifies its mortgage loan portfolio by both geographic region and property type to reduce concentration risk. The Company’s portfolio is collateralized by properties located in the United States. Total loans in any state did not exceed 15.3% of the total portfolio as of December 31, 2023 or 2022.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

The states that exceed 10% of the total loan portfolio were as follows as of December 31:

	2023	2022
California	$183,192	153,711
Texas	144,355	137,423
Ohio	125,948	125,761

Portfolio Analysis

The Company performs an annual performance review of the commercial mortgage loan portfolio and assigns a rating based on the property’s loan-to-value (“LTV”), age, mortgage debt service coverage (“DSC”) and occupancy. This analysis helps identify loans that may experience difficulty. If a loan is not paying in accordance with contractual terms, it is placed on a watch list and monitored through inspections and contact with the property’s local representative. In addition, as part of portfolio monitoring, the Company physically inspected nearly 100% of the properties in the portfolio. The LTV and DSC ratios are applied consistently across the entire commercial mortgage loan portfolio.

The following table summarizes the commercial mortgage loan portfolio, net of allowance, LTV ratios and DSC ratios using available data as of December 31. The ratios are updated as information becomes available.

	DSC
LTV	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
2023
0% - 50%	$269,493	66,764	142,117	127,468	56,480	7,813	670,135
50% - 60%	57,928	20,398	63,494	91,124	35,612	11,983	280,539
60% - 70%	933	—	34,036	91,254	24,272	—	150,495
70% - 80%	—	—	6,395	9,420	22,032	9,417	47,264
80% and greater	—	—	—	12,723	17,008	18,994	48,725
Total	$328,354	87,162	246,042	331,989	155,404	48,207	1,197,158

2022
0% - 50%	$258,876	85,637	153,579	107,092	17,918	9,378	632,480
50% - 60%	24,738	30,638	78,143	66,286	30,045	4,483	234,333
60% - 70%	1,218	4,296	23,652	57,676	18,775	7,130	112,747
70% - 80%	—	—	—	23,491	40,629	3,686	67,806
80% and greater	—	—	—	20,392	31,317	19,837	71,546
Total	$284,832	120,571	255,374	274,937	138,684	44,514	1,118,912

LTV and DSC ratios are measures frequently used in commercial real estate to determine the quality of a mortgage loan. The LTV ratio is a comparison between the current loan balance and the value assigned to the property and is expressed as a percentage. If the LTV is greater than 100%, this would indicate that the loan amount exceeds the value of the property. It is preferred that the LTV be less than 100%. The Company’s corporate policy directs that the LTV on new mortgages not exceed 75% for standard mortgages. The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 75% in 2023 and 2022.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

The DSC ratio compares the property’s net operating income to its mortgage debt service payments. If the debt service coverage ratio is less than 1.0x, this would indicate that the property is not generating enough income after expenses to cover the mortgage payment. Therefore, a higher debt service coverage ratio could indicate a better quality loan.

Mortgage Loan Aging

The table below depicts the commercial mortgage loan portfolio exposure of the remaining balances (which equal the Company’s recorded investment), by type, as of December 31:

	30-59 days past due	60-89 days past due	90 days or more past due	Total past due	Current	Total	Recorded investment > 90 days and accruing
2023	$—	—	—	—	1,197,158	1,197,158	—

2022	$—	—	—	—	1,118,912	1,118,912	—

Performance, Impairment and Foreclosures

The Company had no mortgage loans in the process of foreclosure at December 31, 2023 or 2022. There were no mortgage loan write-downs in 2023, 2022 or 2021. The Company did not have an allowance for credit losses at December 31, 2023 or 2022.

Commercial mortgage loans in foreclosure and mortgage loans considered to be impaired as of the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus date are placed on a nonaccrual status if the payments are not current. Interest received on nonaccrual status mortgage loans is included in net investment income in the period received.

The Company had no mortgage loans on nonaccrual status as of December 31, 2023 or 2022.

The Company did not have any significant troubled debt restructurings of mortgage loans during 2023, 2022 or 2021.

The Company had no recorded investments in, or unpaid principal balance of, impaired commercial loans at December 31, 2023 or 2022.

No mortgages were sold to CII in 2023, 2022 or 2021.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

The Company has a mortgage loan receivable from CII of $19,053 and $19,962 as of December 31, 2023 and 2022, respectively.

The Company has other financing receivables with contractual maturities of one year or less such as reinsurance recoverables and premiums receivables. The Company does not record a valuation allowance for these items since the Company has not had any significant collection issues related to these types of receivables. The Company writes off the receivable if it is deemed to be uncollectible.

Securities Lending

As of December 31, 2023 and 2022, the Company received $162,366 and $113,940, respectively, of cash collateral on securities lending. The cash collateral is invested in short-term investments, which are recorded in Securities lending reinvested collateral assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus with a corresponding liability of payable for securities lending to account for the Company’s obligation to return the collateral. The Company had not received any non-cash collateral on securities lending as of December 31, 2023 and 2022. The estimated fair value of loaned securities was $157,614 and $110,578 as of December 31, 2023 and 2022, respectively.

Insurer Self-Certified Securities

The following represents securities for which the Company does not have all the information required for the NAIC to provide an NAIC designation, but for which the Company is receiving timely payments of principal and interest. These securities are referred to as “5GI Securities.”

	Number of 5GI Securities		Aggregate BACV		Aggregate Fair Value
	2023	2022	2023	2022	2023	2022
Bonds	$1	1	1,000	1,000	1,000	1,000

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

Net Realized Capital Gains (Losses) and Change in Unrealized Capital Gains (Losses)

The following is a summary of realized capital gains (losses) and the change in unrealized capital gains (losses), including realized losses for OTTI of investments, for the years ended December 31:

	Realized gains (losses)	Change in unrealized gains (losses)	Total investment gains (losses)
2023
Bonds	$(18,807)	(18)	(18,825)
Preferred stocks	—	171	171
Common stocks	4,245	22,420	26,665
Derivative instruments[1]	—	(21,471)	(21,471)
Other	(217)	(12,183)	(12,400)
Total	(14,779)	(11,081)	(25,860)
Less amount credited to interest maintenance reserve	(14,338)	—	(14,338)
Net (losses) gains before tax	(441)	(11,081)	(11,522)
Taxes on investment losses/gains	(887)	12	(875)
Admitted deferred tax asset	—	(12)	(12)
Net losses after tax	$(1,328)	(11,081)	(12,409)

[1]	Amount is net of funds withheld reinsurance activity

	Realized gains (losses)	Change in unrealized gains (losses)	Total investment gains (losses)
2022
Bonds	$(18,950)	(5)	(18,955)
Preferred stocks	—	(605)	(605)
Common stocks	60	44,048	44,108
Derivative instruments[1]	(14,168)	5,418	(8,750)
Other	2	25,544	25,546
Total	(33,056)	74,400	41,344
Less amount credited to interest maintenance reserve	(15,281)	—	(15,281)
Net (losses) gains before tax	(17,775)	74,400	56,625
Taxes on investment losses/gains	(3,224)	(840)	(4,064)
Admitted deferred tax asset	—	840	840
Net (losses) gains after tax	$(20,999)	74,400	53,401

[1]	Amount is net of funds withheld reinsurance activity

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

	Realized gains (losses)	Change in unrealized gains (losses)	Total investment gains (losses)
2021
Bonds	$48,703	11	48,714
Common stocks	(492)	(919)	(1,411)
Derivative instruments[1]	10,470	(26,918)	(16,448)
Other	1,030	(36,404)	(35,374)
Total	59,711	(64,230)	(4,519)
Less amount credited to interest maintenance reserve	30,196	—	30,196
Net gains (losses) before tax	29,515	(64,230)	(34,715)
Taxes on investment losses/gains	(1,537)	4,007	2,470
Admitted deferred tax asset	—	(4,007)	(4,007)
Net gains (losses) after tax	$27,978	(64,230)	(36,252)

[1]	Amount is net of funds withheld reinsurance activity

Realized capital gains and losses, net of tax, for all types of bonds that result from changes in the overall level of interest rates are credited or charged to the IMR, and these capital gains or losses are amortized into income over the remaining period of time based on the original maturity date of the bond sold.

Realized capital losses on investments, as shown in the tables above, include write-downs for OTTI of $219, $3,126, and $200, for the years ended December 31, 2023, 2022 and 2021, respectively. As of December 31, 2023, securities with a carrying value of $12,864, which had a cumulative write-down of $8,137 due to OTTI, remained in the Company’s investment portfolio.

Included in the write-downs for OTTI are write-downs for OTTI on loan-backed and structured securities of $219, $153, and $3 for 2023, 2022 and 2021, respectively. The table below lists each security that recognized OTTI impairment in 2023 due to the fact that the present value of the cash flows expected to be collected was less than the amortized cost basis of the securities:

CUSIP	Book/adjusted carrying value amortized cost before current period OTTI	Projected cash flows	Recognized OTTI in current period	Amortized cost after OTTI	Fair value	Date of financial statement when reported
12669GC82	$329	270	59	270	279	6/30/2023
92922FKX5	128	19	109	19	55	9/30/2023
759950CU0	2,546	2,495	51	2,495	2,509	12/31/2023
Total	$3,003	2,784	219	2,784	2,843

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

Sales of Bonds

Proceeds from sales of investments in bonds, excluding calls, during 2023, 2022 and 2021 were $528,084, $784,360 and $1,294,094, respectively. Gross gains of $5,286, $5,228 and $ 53,072 and gross losses of $23,880, $21,323 and $2,449 were realized on those transactions in 2023, 2022 and 2021, respectively.

(7)	Derivative Financial Instruments

The Company enters into derivative contracts to economically hedge guarantees on riders for certain insurance contracts. Although these contracts do not qualify for hedge accounting or have not been designated in hedging relationships by the Company, they provide the Company with an economic hedge, which is used as part of its overall risk management strategy. The Company enters into equity futures, currency futures, equity index put options, equity index call options, equity swaps and interest rate swaptions to economically hedge liabilities embedded in certain variable annuity products, such as the GMAB, GMWB, GMIB and GLWB, and in fixed indexed annuity products.

The following tables summarize the carrying value and notional amounts of the Company’s derivative financial instruments as of December 31:

	Assets		Liabilities
	Carrying value*	Notional amount	Carrying value**	Notional amount
2023
Equity futures	$—	—	17,280	503,280
Equity puts	19,313	376,824	—	—
Equity index call options	40,271	2,038,093	—	—
Currency swap	1,302	9,038	—	—
Total	$60,886	2,423,955	17,280	503,280
2022
Currency futures	$8,138	299,643	—	—
Equity puts	59,620	568,957	—	—
Equity index call options	9,256	1,729,343	—	—
Currency swap	1,584	9,038	—	—
	$78,598	2,606,981	—	—

*	Included in derivatives
**	Included in other liabilities

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

Credit Risk

The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments.

Because exchange traded futures are affected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. The Company manages its credit risk related to over-the-counter derivatives by only entering into transactions with creditworthy counterparties with long-standing performance records.

See Note 13 for additional details related to credit risks associated with reinsurance agreements.

For equity futures and currency futures, cash or an acceptable security is posted to the margin account whenever the Company has open derivatives positions to meet the initial margin maintenance requirement. Additional cash or securities are posted to the account if the margin balance is less than the maintenance margin requirement due to market movements. Conversely, the Company can request funds back if the Company has a margin surplus greater than the maintenance requirement.

(8)	Deferred and Uncollected Life Insurance Premiums

Deferred and uncollected life insurance premiums are included in Premiums and other considerations deferred and uncollected in the Company’s Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The table below summarizes these deferred and uncollected life insurance premiums, gross and net of loading for the years ended December 31:

	2023		2022
	Gross	Net of loading	Gross	Net of loading
Ordinary new business	$421	40	1,374	170
Ordinary renewal	2,996	2,361	1,999	1,683
Total	$3,417	2,401	3,373	1,853

(9)	Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, the Company reported assets and liabilities from variable individual annuities and variable group annuities.

In accordance with the State of Ohio procedures on approving items within the separate account, the separate account classification of the product is supported by the Ohio Statute 3907.15.

 AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

As of December 31, 2023 and 2022, the Company’s separate account statement included legally insulated assets of $13,876,582 and $13,840,748, respectively. The assets legally insulated from the general account as of December 31, are attributed to the following:

	2023	2022
Variable individual annuities	$13,436,712	13,415,806
Variable group annuities	373,187	387,614
Variable immediate annuities	66,683	37,328
Total	$13,876,582	13,840,748

At December 31, 2023 and 2022, there were no separate account securities lending arrangements.

In accordance with the products/transactions recorded within the separate account, some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

As of December 31, 2023 and 2022, the general account of the Company had a maximum guarantee for separate account liabilities of $1,300 and $3,782, respectively.

To compensate the general account for the risk taken, the separate account has paid risk charges as follows for the past five years:

Risk charges
2023	$203,654
2022	208,582
2021	216,358
2020	223,002
2019	230,543

As of December 31, 2023, 2022 and 2021, the general account of the Company had paid $169,021, $145,447 and $120,309, respectively, towards separate account guarantees.

The Company does not guarantee a return of the contract holders’ separate account. Information regarding the nonguaranteed separate accounts of the Company is as follows as of and for the years ended December 31:

	2023	2022	2021
Premiums, considerations or deposits at year end	$72,466	138,963	108,138

 AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

	2023	2022
Reserves at year end for accounts with assets at:
Market value	$13,699,141	13,642,912
Amortized cost	155,471	158,500
Total reserves	$13,854,612	13,801,412
By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$—	—
At book value without market value adjustment and with current surrender charge of 5% or more	—	—
At market value	13,810,755	13,763,666
At book value without market value adjustment and with current surrender charge of less than 5%	—	—
Subtotal	13,810,755	13,763,666
Not subject to discretionary withdrawal	43,857	37,746
Total reserves	$13,854,612	13,801,412

The following is a reconciliation of net transfers from separate accounts for the years ended December 31:

	2023	2022	2021
Transfers as reported in the summary of operations of the Separate Accounts Statement:
Transfers to separate accounts	$72,678	138,989	108,675
Transfers from separate accounts	1,919,703	1,787,425	2,577,947
Net transfers from separate accounts before reconciling adjustments	(1,847,025)	(1,648,436)	(2,469,272)
Reconciling adjustments:
Processing income	(212)	(27)	(536)
CARVM allowance on reinsurance assumed	(400,273)	—	—
Other net	7	12	—
Net transfers from separate accounts	$(2,247,503)	(1,648,451)	(2,469,808)

(10)	Reserves for Future Policy Benefits

The reserves for future policy benefits are comprised of liabilities for life policies and contracts, accident and health (disability) policies, and annuity and other deposit funds including riders.

Associated with the demutualization transaction discussed in Note 1, the Company was obligated by Constellation to effectuate the increase in eligible member’s policy account value as consideration for their membership interests. Consideration to extinguish membership interest is included in expense of the insurance company. As such, during 2022, the Company recorded the increase in policyholder account value as an expense in the Statutory Statements of Operations. Constellation was required to reimburse the Company for effectuating the increase in account value for eligible member policies through a capital contribution, as defined in the demutualization agreement (see Note 17).

 AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

The liability for future policy benefits for traditional life products has been established based upon the net level premium method using interest rates varying from 2.0% to 6.0%.

Reserves are calculated using withdrawal, discount, mortality, and morbidity rates. Withdrawal rates vary by issue age, type of coverage and policy duration and are based on Company experience. Mortality and morbidity rates which are guaranteed within insurance contracts are based on published tables and Company experience.

As discussed in Note 3, the Company has five main types of rider benefits offered with individual variable annuity contracts: GMDBs, GMIBs, GLWBs, GMABs and GMWBs. The Company also issues fixed indexed annuity contracts with a GLWB rider.

Variable Annuity Riders

GMDB Riders

Certain variable annuity contracts include GMDB riders with the base contract and offer additional death and income benefits through riders that can be added to the base contract. These GMDB riders typically provide that, upon the death of the annuitant, the beneficiaries could receive an amount in excess of the contract value. The GMDB rider benefit could be equal to the premiums paid into the contract, the highest contract value as of a particular time, e.g., every contract anniversary, or the premiums paid into the contract times an annual interest factor. The Company assesses a charge for the GMDB riders and prices the base contracts to allow the Company to recover a charge for any built-in death benefits.

GMIB Riders

Certain variable annuity contracts include GMIB riders with the base contract. These riders allow the policyholder to annuitize the contract after ten years and to receive a guaranteed minimum monthly income for life. The amount of the payout is based upon a guaranteed income base that is typically equal to the greater of the premiums paid increased by 5% annually (6% for riders sold before May 2009) or the highest contract value on any contract anniversary. In some instances, based upon the age of the annuitant, the terms of this rider may be less favorable for the contract purchaser. The amount of the monthly income is tied to annuitization tables that are built into the GMIB rider. In the event that the policyholder could receive a higher monthly income by annuitization based upon the Company’s current annuitization rates, the annuitant will automatically receive the higher monthly income. This means that the contract value could be significantly less than the guaranteed income base, but it might not provide any benefit to the policyholder or any cost to the Company. In addition, some policyholders may not be willing to give up access to their contract value that occurs with annuitization under the rider. Effective May 1, 2010, the Company discontinued offering the GMIB rider.

 AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

The Company's GMIB and GMDB riders issued prior to April 1, 2008 are reinsured with a non-affiliated reinsurer up to a certain level of coverage. The Company has reinsurance agreements in place with an affiliate for reinsurance coverage on the amounts in excess of the underlying non -affiliated reinsurance. Effective April 1, 2019, the Company has reinsured all amounts in excess of the non-affiliated reinsurance to an affiliate, SUNR.

GLWB Riders

The GLWB rider allows the owner to take withdrawals from the contract at a guaranteed percentage of the GLWB base every year even if the contract value goes to zero. Such guaranteed withdrawals may start any time after the annuitant reaches age 59 1∕2. The percentage withdrawal amount guaranteed increases if the annuitant attains a higher age band before the owner starts taking withdrawals. In some versions of GLWB riders sold in 2013 and later, there is a guaranteed minimum percentage withdrawal amount for the first fifteen years of the contract; if the policyholder’s account value goes to zero subsequent to the fifteen year guarantee period, the percentage withdrawal amount is then calculated per a specified formula based on the ten year treasury rate from the preceding ninety calendar days, with the calculated treasury linked rate subject to a specified cap and floor.

At policy inception, the GLWB base is set at the amount of the purchase payments, and it is increased by the amount of future purchase payments. It increases (roll -up) by up to 8% simple interest every year for the first ten years, as long as no withdrawal is made. If a withdrawal is made in any year during the first ten years, there is no roll-up at all for that year. If the contract value exceeds the GLWB base on any contract anniversary prior to the first contract anniversary after the annuitant reaches age 95, the GLWB base resets to the contract value and a new ten-year roll-up period begins.

The GLWB may also contain a step-up feature which preserves potential market gain by ratcheting up to the contract value, if higher, on each anniversary. If the contract has both a roll-up and step-up feature, the GLWB base will be the greater of 1) the GLWB base on the previous anniversary plus any additional purchase payments; 2) the step-up base; or 3) the roll-up base.

In addition to the roll- up feature, some versions of the GLWB rider also provide for a top-off of the GLWB base at the end of the tenth contract year, subject to attained age restrictions where applicable if the owner has not made any withdrawals in the first ten years. The top-off is equal to 200% of the first -year purchase payments. Policyholders are eligible for only one top-off during the contractual term. A reset to the contract value does not start a new top-off period. A top-off will typically not occur if there is any reset in the first ten years.

The initial GLWB riders (issued May 1, 2010 through December 31, 2010) had a built-in death benefit. This death benefit is reduced dollar for dollar for withdrawals. It differs from most of the other death benefits that decline pro rata for withdrawals. Thus, when the contract value is less than the death benefit, withdrawals will reduce the death benefit under the GLWB rider by a smaller amount than the reduction for other death benefits.

The Company also offers single life and joint life versions of the GLWB rider. Under the joint life version, if the annuitant dies after the owner has started taking withdrawals, the surviving spouse may elect a spousal continuation under the rider and continue to receive the same payment. Under the single life version, the guaranteed amount that may be withdrawn could decline either because 1) the contract value is less than the GLWB base, and under the single life GLWB rider the contract value then becomes the new GLWB base and/or 2) the surviving spouse is in a different age band.

 AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

The GLWB riders issued beginning January 1, 2011, are offered by the Company in both single-life and joint -life versions. In conjunction with the second generation GLWB riders, the Company also began selling new death benefit riders in both single life and joint life versions.

GMAB Riders

Certain variable annuity contracts include a GMAB rider. On the eighth or tenth anniversary, depending on the version of the rider, the policyholder’s account value will increase to the amount of the initial deposit if the account value at that anniversary is less than the initial deposit.

GMWB Riders

Certain variable annuity contracts include a GMWB rider, which is similar to the GMAB rider noted above, except the policyholder is allowed to make periodic withdrawals instead of waiting for the benefit in a lump sum at the end of the tenth year. The Company discontinued the sale of its GMWB rider in 2009. The activity associated with GMWB riders is included with GMAB riders and labeled “GMAB.”

The following tables summarize the net amount at risk, net of reinsurance, for variable annuity contracts with guarantees invested in both general and separate accounts as of December 31 (note that most contracts contain multiple guarantees):

	2023
	Death benefits	Living benefits
	GMDB	GMIB	GLWB	GMAB
Return of net deposit
Net amount at risk [1]	$144	—	—	—

Return of net deposits accrued at a stated rate
Net amount at risk [1]	$887	—	—	18

Highest of return of net deposits accrued at a stated rate and return of highest anniversary value
Net amount at risk [1]	$—	—	—	—

Return of highest anniversary value
Net amount at risk [1]	$3,655	—	—	—

Total
Net amount at risk [1]	$4,686	—	—	18

[1]	Death benefit net amount at risk and living benefit net amount at risk are not additive at the contract level.

 AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

	2022
	Death benefits	Living benefits
	GMDB	GMIB	GLWB	GMAB
Return of net deposit
Net amount at risk [1]	$238	—	—	—

Return of net deposits accrued at a stated rate
Net amount at risk [1]	$1,174	—	—	113

Highest of return of net deposits accrued at a stated rate and return of highest anniversary value
Net amount at risk [1]	$—	—	—	—

Return of highest anniversary value
Net amount at risk [1]	$6,413	—	—	—

Total
Net amount at risk [1]	$7,825	—	—	113

[1]	Death benefit net amount at risk and living benefit net amount at risk are not additive at the contract level.

For guarantees of benefits that are payable in the event of death (GMDB), the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the account balance as of the date of the Statement of Admitted Assets, Liabilities, and Capital and Surplus.

For benefit guarantees that are payable at annuitization (GMIB), the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contract holder, determined in accordance with the terms of the contract and best estimate assumptions, where applicable, in excess of the account balance as of the date of the Statement of Admitted Assets, Liabilities, and Capital and Surplus.

For benefit guarantees that are payable upon withdrawal (GLWB), the net amount at risk is generally defined as the present value of the current maximum guaranteed withdrawal available to or taken by the contract holder, determined in accordance with the terms of the contract and best estimate assumptions, where applicable, in excess of the account balance as of the date of the Statement of Admitted Assets, Liabilities, and Capital and Surplus.

For accumulation guarantees (GMAB), the net amount at risk is generally defined as the guaranteed minimum accumulation balance in excess of the account balance as of the date of the Statement of Admitted Assets, Liabilities, and Capital and Surplus.

All separate account assets associated with these contracts are invested in shares of various mutual funds offered by the Company and its sub advisors. Some riders require that separate account funds be invested in asset allocation models, managed volatility models, and/or have other investment restrictions. Net amount at risk represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

 AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

The Company did not transfer assets from the general account to the separate account for any of its variable annuity contracts during 2023, 2022 or 2021.

The following table summarizes account balances of variable annuity contracts with guarantees that were invested in separate accounts as of December 31:

	2023	2022
Mutual funds:
Bond	$3,778,592	3,762,513
Equity	9,221,695	9,108,711
Money market	457,905	544,560
Total	$13,458,192	13,415,784

The reserves on guaranteed riders are held in the general accounts, and there are no guaranteed separate accounts.

Fixed Indexed Annuity Riders

GLWB Riders

Certain fixed indexed annuity contracts include a GLWB rider. The GLWB rider allows the owner to take withdrawals from the contract at a guaranteed percentage of the GLWB base every year even if the contract value goes to zero. There are two versions of GLWB rider offered: a single life GLWB with the annuitant as the covered person, and a joint life GLWB with the annuitant and the annuitant’s spouse as the covered persons.

The rider provides for a guaranteed payment of the maximum allowable withdrawal (“MAW”) each index year during the lifetime withdrawal period. Such guaranteed withdrawals may start any time after the annuitant/youngest covered spouse reaches age 59 1∕2. The percentage withdrawal amount guaranteed increases if the annuitant/youngest covered spouse attains a higher age band before the guarantee is elected.

At the policy’s initial sweep date, the GLWB base is set at the amount of the purchase payments. After the initial sweep date, the GLWB base will be the greater of the step-up GLWB base and the annual credit GLWB base. On each anniversary of the initial sweep date, except under excess withdrawal, the step-up GLWB base is equal to the greater of the GLWB base on the prior day, and the then current contract value, after deducting any applicable charges for the contract and credited interest. The annual credit base is the GLWB base just prior to the index year processing, plus the annual credit calculation base just prior to index processing, multiplied by an index or bonus credit rate. Upon a step-up, the annual credit calculation base will reset to the contract value at the time of step-up.

 AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

For the period from January 2, 2018 through April 6, 2018, and for the period from June 4, 2018 through September 7, 2018, in the state of California, the Company offered an exchange program, which provided certain variable annuity policyholders with a GMIB rider the opportunity to exchange the policy and associated rider for a fixed indexed annuity policy with an enhanced GLWB rider. The notable difference of the enhanced GLWB rider is the calculation of the initial GLWB benefit base. At the policy’s initial sweep date, the GLWB base is set to equal the contract value on the sweep date multiplied by the GLWB enhancement percentage, which is set based on the ratio of GMIB benefit base to account value at the time of exchange. After the initial sweep date, the GLWB base will be the greater of the step-up GLWB base and the annual credit GLWB base.

The total account value, net of reinsurance, of the fixed indexed annuities was over $1,625,000 and $640,000 as of December 31, 2023 and 2022, respectively. The account value, net of reinsurance, specific to the GLWB riders was over $476,000 and $70,000 as of December 31, 2023 and 2022, respectively.

(11)	Annuity Reserves and Deposit Liabilities by Withdrawal Characteristics

Annuity reserves and deposit liabilities by withdrawal characteristics are shown below as of December 31, 2023:

Individual Annuities

	General account	Separate account non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$1,755,060	—	1,755,060	8.8%
At book value less surrender charge of 5% or more	106,714	—	106,714	0.5%
At fair value*	—	13,436,712	13,436,712	67.2%
Total with adjustment or at market value	1,861,774	13,436,712	15,298,486	76.5%
At book value without adjustment	1,017,544	—	1,017,544	5.1%
Not subject to discretionary withdrawal	3,670,484	20,227	3,690,711	18.4%
Total, gross	6,549,802	13,456,939	20,006,741	100.0%
Reinsurance ceded	4,448,316	—	4,448,316
Total, net	$2,101,486	13,456,939	15,558,425

Amount at book value less surrender charge of 5% or more that will move to at book value without adjustment in the year after the statement date	$26,956	—	26,956

*	Includes $17,963,134 of individual and variable deferred Annuity held in Separate Accounts that are surrenderable at market value less a surrender charge.

 AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

Group Annuities

	General account	Separate account non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$52,026	—	52,026	9.1%
At book value less surrender charge of 5% or more	—	—	—	0.0%
At fair value	—	373,186	373,186	65.3%
Total with adjustment or at market value	52,026	373,186	425,212	74.4%
At book value without adjustment	—	—	—	0.0%
Not subject to discretionary withdrawal	121,824	24,486	146,310	25.6%
Total, gross	173,850	397,672	571,522	100.0%
Reinsurance ceded	—	—	—
Total, net	$173,850	397,672	571,522

Amount at book value less surrender charge of 5% or more that will move to at book value without adjustment in the year after the statement date	$—	—	—

Deposit-Type Contracts

	General account	Separate account non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$—	—	—	0.0%
At book value less surrender charge of 5% or more	—	—	—	0.0%
At fair value	—	—	—	0.0%
Total with adjustment or at market value	—	—	—	0.0%
At book value without adjustment	23,836	—	23,836	2.7%
Not subject to discretionary withdrawal	861,122	—	861,122	97.3%
Total, gross	884,958	—	884,958	100.0%
Reinsurance ceded	(881)	—	(881)
Total, net	$885,839	—	885,839

Amount at book value less surrender charge of 5% or more that will move to at book value without adjustment in the year after the statement date	$—	—	—

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

The following is the reconciliation of annuity reserves and deposit liabilities as of December 31, 2023:

Life, accident and health Annual Statement:
Annuities (excluding supplementary contracts with life contingencies), net	$2,271,203
Supplementary contracts with life contingencies, net	4,133
Deposit-type contracts	885,839
Subtotal	3,161,175
Separate Accounts Annual Statement:
Annuities, net	13,854,611
Total annuity reserves and deposit liabilities, net	$17,015,786

As of December 31, 2023, withdrawal characteristics of life actuarial reserves were as follows:

	General account			Separate account - guaranteed and non-guaranteed
	Account value	Cash value	Reserve	Account value	Cash value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
Term policies with cash value	$—	—	—	—	—	—
Universal life	847,804	847,804	850,430	—	—	—
Universal life with secondary guarantees	—	—	539	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Other permanent cash value life insurance	4,346,005	4,346,005	4,834,700	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	—	—	—	—	—	—
Miscellaneous reserves	—	—	5,663	—	—	—
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	XXX	XXX	12,961	XXX	XXX	—
Accidental death benefits	XXX	XXX	—	XXX	XXX	—
Disability - active lives	XXX	XXX	26,601	XXX	XXX	—
Disability - disabled lives	XXX	XXX	20,328	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	152	XXX	XXX	—
Total, gross	5,193,809	5,193,809	5,751,374	—	—	—
Reinsurance ceded	4,527,202	4,527,202	5,081,757	—	—	—
Total, net	$666,607	666,607	669,617	—	—	—

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

The following is the reconciliation of life actuarial reserves as of December 31, 2023:

Life, accident and health Annual Statement:
Life insurance, net	$669,617
Separate Accounts Annual Statement:
Life insurance, net	—
Total life reserves, net	$669,617

Annuity reserves and deposit liabilities by withdrawal characteristics are shown below as of December 31, 2022:

Individual Annuities
	General	Separate account
	account	non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$1,165,133	—	1,165,133	6.0%
At book value less surrender charge of 5% or more	3,755	—	3,755	0.0%
At fair value*	—	13,376,036	13,376,036	68.9%
Total with adjustment or at market value	1,168,888	13,376,036	14,544,924	74.9%
At book value without adjustment	1,272,538	—	1,272,538	6.6%
Not subject to discretionary withdrawal	3,570,031	13,939	3,583,970	18.5%
Total, gross	6,011,457	13,389,975	19,401,432	100.0%
Reinsurance ceded	5,085,098	—	5,085,098
Total, net	$926,359	13,389,975	14,316,334

Amount at book value less surrender charge of 5% or more that will move to at book value without adjustment in the year after the statement date	$2,649	—	2,649

*	Includes $13,376,036 of individual and variable deferred Annuity held in Separate Accounts that are surrenderable at market value less a surrender charge.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

Group Annuities
	General	Separate account
	account	non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$58,666	—	58,666	9.9%
At book value less surrender charge of 5% or more	—	—	—	0.0%
At fair value	—	387,614	387,614	65.6%
Total with adjustment or at market value	58,666	387,614	446,280	75.5%
At book value without adjustment	—	—	—	0.0%
Not subject to discretionary withdrawal	120,894	23,823	144,717	24.5%
Total, gross	179,560	411,437	590,997	100.0%
Reinsurance ceded	—	—	—
Total, net	$179,560	411,437	590,997

Amount at book value less surrender charge of 5% or mor that will move to at book value without adjustment in the year after the statement date	$—	—	—

Deposit-Type Contracts
	General	Separate account
	account	non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$20,147	—	20,147	3.0%
At book value less surrender charge of 5% or more	—	—	—	0.0%
At fair value	—	—	—	0.0%
Total with adjustment or at market value	20,147	—	20,147	3.0%
At book value without adjustment	29,480	—	29,480	4.3%
Not subject to discretionary withdrawal	633,896	—	633,896	92.7%
Total, gross	683,523	—	683,523	100.0%
Reinsurance ceded	3,230	—	3,230
Total, net	$680,293	—	680,293

Amount at book value less surrender charge of 5% or more that will move to at book value without adjustment in the year after the statement date	$—	—	—

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

The following is the reconciliation of annuity reserves and deposit liabilities as of December 31, 2022:

Life, accident and health Annual Statement:
Annuities (excluding supplementary contracts with life contingencies), net	$1,101,328
Supplementary contracts with life contingencies, net	4,591
Deposit-type contracts	680,293
Subtotal	1,786,212
Separate Accounts Annual Statement:
Annuities, net	13,801,412
Total annuity reserves and deposit liabilities, net	$15,587,624

As of December 31, 2022, withdrawal characteristics of life actuarial reserves were as follows:

				Separate account - guaranteed
	General account			and non-guaranteed
	Account			Account
	value	Cash value	Reserve	value	Cash value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
Term policies with cash value	$—	—	—	—	—	—
Universal life	910,396	910,396	913,154	—	—	—
Universal life with secondary guarantees	—	—	511	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Other permanent cash value life insurance	4,744,367	4,744,367	5,126,514	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	—	—	—	—	—	—
Miscellaneous reserves	—	—	7,886	—	—	—
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	XXX	XXX	13,074	XXX	XXX	—
Accidental death benefits	XXX	XXX	—	XXX	XXX	—
Disability - active lives	XXX	XXX	29,684	XXX	XXX	—
Disability - disabled lives	XXX	XXX	16,997	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	149	XXX	XXX	—
Total, gross	5,654,763	5,654,763	6,107,969	—	—	—
Reinsurance ceded	774,618	774,618	5,406,890	—	—	—
Total, net	$4,880,145	4,880,145	701,079	—	—	—

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

The following is the reconciliation of life actuarial reserves as of December 31, 2022:

Life, accident and health Annual Statement:
Life insurance, net	$701,079
Separate Accounts Annual Statement:
Life insurance, net	—
Total life reserves, net	$701,079

(12)	Unpaid Claim Reserves

The Company establishes unpaid claim reserves, which provide an estimated cost of paying claims made under individual disability accident and health policies. These reserves include estimates for claims that have been reported and claims that have been incurred but not reported. The amounts recorded for unpaid claim reserves are based on appropriate actuarial guidelines and techniques that represent the Company’s best estimate based on current known facts and the actuarial guidelines. Accordingly, actual claim payouts may vary from present estimates.

The following table summarizes the disabled life unpaid claims for the years ended December 31:

	2023	2022	2021
Claim reserves, beginning of year	$8,485	8,734	8,367
Less reinsurance recoverables	(768)	(1,137)	(970)
Net claim reserves, beginning of year	7,717	7,597	7,397
Claims paid related to:
Current year	27	(14)	(45)
Prior years	(1,567)	(1,118)	(1,400)
Total claims paid	(1,540)	(1,132)	(1,445)
Incurred related to:
Current year’s incurred	968	789	1,037
Current year’s interest	17	14	24
Prior years' incurred	(337)	127	190
Prior years' interest	310	322	394
Total incurred	958	1,252	1,645
Net claim reserves, end of year	7,135	7,717	7,597
Plus reinsurance recoverables	829	768	1,137
Claims reserves, end of year	$7,964	8,485	8,734

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

The change in claim reserves and liabilities for claims incurred in prior years is the result of the general maturing process of claims, including the normal fluctuation resulting from the relatively small size of the block and continuing claim analysis.

(13)	Reinsurance

The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth. The Company routinely enters into reinsurance transactions with other insurance companies, third parties, affiliates and subsidiaries. This reinsurance involves either ceding certain risks to, or assuming risks from, other insurance companies. The Company’s statutory financial statements reflect the effects of assumed and ceded reinsurance transactions.

External Reinsurance

For the Company’s life insurance products, the Company cedes a percentage of the mortality or morbidity risk on a quota share basis or on an excess of retention basis. The Company also cedes risk associated with its disability and health insurance policies. Ceded premiums approximated 103.7%, 73.3%, and 46.0% of gross earned life and accident and health premiums during 2023, 2022 and 2021, respectively.

For the Company’s individual variable annuity products, the Company cedes the various living and death benefit riders, including GMDB, GMIB, and GLWB. Effective October 1, 2021, the Company recaptured all ceded GLWB benefit riders from external reinsurers. As a result of this recapture, the Company received a recapture fee of $87,500, which is included in Premiums and other considerations: Life and annuity in the Statutory Statements of Operations.

For the Company’s fixed annuity products, the Company has coinsurance agreements in place to cede fixed annuity products sold between 2001 and 2006. Ceded amounts under these coinsurance agreements range from one-third to two-thirds of the business produced. Effective September 30, 2023, the Company recaptured certain ceded BOLI and SPDA blocks of business from an external reinsurer as part of a mandatory termination. The reinsurer held assets in trust to back the reserves associated with the SPDA block of business. At the time of recaptured the Company’s reserves increased $51,049 and recorded a receivable from the trust for the same amount. No assets were held in trust related to the BOLI block business. At the time of recapture, the Company’s BOLI reserves increased $584. The ceded reserves attributable to external fixed annuity coinsurance agreements were $0 and $60,474 as of December 31, 2023 and 2022, respectively.

Effective July 1, 2019, the Company entered into a reinsurance agreement to cede, on a coinsurance basis, 100% of its retained inforce BOLI and Single Premium Deferred Annuity (“SPDA”) blocks of business with a third party reinsurer licensed as an authorized reinsurer in the State of Ohio. As a result of the transaction, bonds carried at the amount of $1,554,453 were transferred to the reinsurer, resulting in a pre-tax realized gain of $126,291 for the year ended December 31, 2019. This transaction resulted in IMR of $109,964 being transferred to the reinsurer by the Company and a deferred reinsurance gain of $52,844, which was recorded in surplus at the contract’s inception. Effective October 1, 2021, the contract was amended to include SPDA contracts ceded under an older reinsurance agreement. All activity prior to the amendment was accounted for under the old terms, and activity from amendment date forward will be governed under the 2019 treaty. No other changes or consideration were involved.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

Effective March 31, 2022, the Company entered into a funds withheld reinsurance agreement to cede, on a coinsurance basis, 100% of all open block Whole Life, including all Whole Life riders, net of existing external reinsurance issued from approximately August 1998 through December 2021 with a third -party reinsurer licensed as an authorized reinsurer in the State of Ohio. This transaction resulted in initial funds withheld balance of $2,833,375 and a deferred gain of $880,471, which was recorded in surplus at the contract’s inception. The initial premium payable by the Company was equal to the initial consideration receivable from the reinsurer which resulted in no cash being exchanged between parties at execution of the agreement. The agreement includes a provision for the payment of a quarterly experience refund. If the calculated experience refund is positive, only the risk charge is paid to the Reinsurer. If experience refund is negative, the amount of the funds withheld account balance is reduced by the negative amount. A loss carry forward is triggered when the funds withheld account balance is reduced to zero and experience refund is still negative. The loss carry forward is paid back with interest using future experience.

Effective April 1, 2023, the Company entered into a reinsurance transaction with an external insurer in which the Company assumed a block of variable annuity business with a GLWB rider, with separate account liabilities assumed on a modified coinsurance basis and general account liabilities assumed on a coinsurance basis. The Company immediately entered into a reinsurance agreement to retrocede this block of business on a modified coinsurance basis to an affiliate. Due to the immediate retrocession of the activity, no gain or loss was recognized at the inception of the agreement.

The Company manages its risks related to certain reinsurance agreements by monitoring the credit ratings of the reinsurer. Reinsurance with unauthorized reinsurers is secured by either letter of credit or assets held in trust for the benefit of the Company in accordance with the requirements in Appendix A-785 of the NAIC Statutory Accounting Practices and Procedures Manual. As of December 31, 2023 and 2022, a non-affiliated reinsurer held assets in trust with an estimated fair value of $732,755 and $708,031, respectively, and a letter of credit of $42,401 and $308,300, respectively.

Affiliate Reinsurance

As it relates to reinsurance among affiliates, to mitigate the volatility of its statutory surplus, the Company cedes variable annuity-related risks, living and death benefits to SUNR for the GMAB, GMIB, GMDB and GLWB riders, and from SUNR to SYRE for certain GMIB and GMDB riders. Effective July 1, 2021 certain variable annuity base contracts associated with the riders above were reinsured to SUNR and from SUNR to SYRE. Additionally, to consolidate the management of such living benefit risks, the Company assumes GMAB, GMIB, GMDB, and GLWB riders issued by NSLAC, which are correspondingly retroceded to SYRE. Certain base variable annuity contracts are retained by the Company, however the excess death benefit rider risk on the base contract is ceded to SUNR. Effective January 2018, ALIC cedes 100% of the exchange program fixed indexed annuities and associated GLWB riders to SYRE. The Company assumes BOLI policies issued by ALAC, but ceased reinsuring new policies in October 2016.

As noted above, the Company cedes to SYRE variable annuity -related risks, living and death benefits consisting of GMAB, GMIB, GMDB and GLWB riders assumed from NSLAC and fixed indexed annuity exchange policies and associated GLWB riders. Effective March 31, 2022, ALIC amended its existing 100% funds withheld coinsurance agreement with SYRE to cede the retained inforce fixed indexed annuity policies, along with new fixed indexed annuity business. The Cayman Islands Monetary Authority (“CIMA”) and the Department approved this transaction February 14, 2022 and March 22, 2022, respectively. SYRE applies a permitted practice prescribed by CIMA that allows SYRE to carry the assumed reserves of $540,134 under the reinsurance arrangement utilizing a reserve methodology that is approved by CIMA. The approved reserve methodology is based upon U.S. GAAP. For all GMAB riders and some GLWB riders with net settlement provisions, the reserves are calculated using the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 815, Derivatives and Hedging. Topic 815 is a fair value or mark-to-market calculation required if the liability is deemed to be an embedded derivative. For all GMIB and GMDB riders, and the remaining GLWB riders without net settlement provisions, the reserves are calculated in accordance with FASB ASC Topic 944, Financial Services - Insurance. Topic 944 provides guidance for calculating reserves for contracts that provide additional benefits in excess of the account values and is similar to other GAAP reserve accounting methodologies. Topic 944 is a stochastic method that determines the percentage of the future rider charges required to fund the projected benefits. This percentage is recalculated at each valuation period. Under both of these GAAP calculations, the reserve calculation is measuring the reserve liability associated with the rider cash flows.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

The following table is a summary of the reserves by product, rider type and valuation standard as of December 31:

	2023	2022
FASB ASC Topic 944:
GMIB	$3,147	4,189
GMDB	11	12
GLWB	46,275	43,495
GMIB payout	1,438	144
Subtotal	50,871	47,840
FASB ASC Topic 815:
GMAB embedded derivatives	36	135
Fixed indexed annuities	465,305	492,159
Subtotal	465,341	492,294
Total reserves	$516,212	540,134

As of December 31, 2023, the Company recorded a reserve credit of $3,116,595 related to the rider benefits and fixed indexed annuities ceded to SUNR and SYRE. As of December 31, 2022, the Company recorded a reserve credit of $3,405,092 related to the rider benefits and fixed indexed annuities ceded to SUNR and SYRE. CII secured letters of credit totaling $75,000 and $100,000 for SYRE, with ALIC as the beneficiary in order to recognize the reserve credit as of December 31, 2023 and 2022, respectively. The Company also established funds withheld accounts for the benefit of SYRE that have a total carrying value of $1,030,790 and $1,047,857 and are recorded in Reinsurance funds withheld due to affiliate, net and Other liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus, and assets held in trust of $94,620 and $59,210 as of December 31, 2023 and 2022, respectively.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

MONT, KENW and CMGO retrocede certain term life policies through yearly renewable term agreements to the Company on a quota share basis, which the Company then cedes to external reinsurers based on certain retention levels.

The Company assumes GMIB, GMAB and GMWB riders issued by NSLAC. As of 2015, the Company no longer assumes new business from NSLAC. As the Company was neither authorized nor accredited as a reinsurer in the State of New York, a reinsurance trust was created and funded by the Company. As of December 31, 2023 and 2022, assets held in trust for the benefit of NSLAC are $120,686 and $112,003, respectively.

Amounts in the accompanying statutory financial statements related to reinsurance agreements with affiliates in which the Company is the assuming party, are as follows for the years ended as of December 31:

	2023	2022	2021
Statements of Operations:
Premiums assumed	$116,296	115,932	111,992
Benefits incurred	120,663	91,839	100,350
Commissions	4,335	4,476	4,445

	2023	2022
Statements of Admitted Assets, Liabilities, and Capital and Surplus:
Reserves for future policy benefits	$925,774	994,691
Policy and contract claims payable	24,387	21,127

Variable Annuity Reinsurance Agreements with SYRE and SUNR

The details of the Company’s annuity rider reinsurance agreements with SYRE and SUNR are detailed below. Effective July 1, 2021 a treaty amendment was executed with SUNR to reinsure certain base contracts associated with the riders already reinsured with SUNR. The separate account value of the base contracts are reinsured using modified coinsurance with assets and liabilities being retained by ALIC, but cashflows and impacts of the changes in assets and liabilities being ceded to SUNR.

GMIB and GMDB Riders Written After April 1, 2008

In December 2008, the Company entered into a reinsurance agreement with SYRE to reinsure Annual Reset Death Benefit Riders (“ARDBR”) and GMIB riders associated with variable annuity products written between April, 2008 and August, 2012. The treaty was amended to include new products issued beginning April 1, 2009. Under the agreement for contracts issued between April 1, 2008 and March 31, 2009, the Company retained the first 15% and reinsured to SYRE on an excess of loss basis the remaining 85% of the risk under its GMIB rider and the related ARDBR rider. For the above contracts, the Company reinsured to SYRE 100% of the risk for all riders listed above up to $5 million per annuitant. Furthermore, SYRE was to pay a single adjusted GMIB claim amount when a GMIB policy annuitized.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

Effective July 31, 2010, a treaty addendum was executed which effectively resulted in the extinguishment of the treaty above and the establishment of a new treaty. The new treaty resulted in the removal of the adjusted GMIB claim calculation that contains the one-time net settlement payment and in its place, a GMIB claim amount that covers the monthly GMIB benefit during the annuity payout. SYRE now accepts 100% of the risk for all GMIB and ARDBR riders up to $5 million per annuitant.

Effective April 1, 2019, a treaty amendment was executed to recapture all Company-issued business previously ceded to SYRE. Effective April 1, 2019, the Company entered into a reinsurance agreement with SUNR to reinsure this business – a simultaneous transaction.

GMIB and GMDB Riders Written Prior to April 1, 2008

Effective November 30, 2011, the Company entered into a reinsurance agreement with SYRE to reinsure the claims in excess of limits established in a non-affiliated reinsurance agreement (“cap coverage”) related to the GMIB riders associated with variable annuity products written on or after April 1, 2002 through March 31, 2008. Under the agreement, the cap coverage will have a deductible of $100,000. The deductible will increase each year at the risk free rate defined by the one-year swap curve. The valuation date for the calculation of the fair value for the initial consideration was October 31, 2011.

Effective December 31, 2011, the Company entered into a reinsurance agreement with SYRE to reinsure the cap coverage related to the GMDB riders associated with variable annuity products written on or after July 1, 2005 but prior to April 1, 2008. Under the agreement, the cap coverage will have a deductible of $35,000. The deductible will increase each year at the risk free rate defined by the one-year swap curve. The valuation date for the calculation of the fair value for the initial consideration was November 30, 2011.

Effective April 1, 2019, a treaty amendment was executed to recapture all Company-issued cap coverage previously ceded to SYRE. Effective April 1, 2019, the Company entered into a reinsurance agreement with SUNR to reinsure this business – a simultaneous transaction.

GLWB Riders

Effective May 1, 2010, the Company replaced its GMIB rider with a GLWB rider (see Note 10) in connection with its variable annuity products for all new business written from this date. The Company reinsures 100% of all GLWB riders with SYRE.

Effective April 1, 2019, a treaty amendment was executed to recapture all Company- issued business previously ceded to SYRE. Effective April 1, 2019, the Company entered into a reinsurance agreement with SUNR to reinsure this business – a simultaneous transaction.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

GMIB, GMDB, and GLWB Riders

During December 2011, amendments were made to the SYRE reinsurance treaties for pre April 1, 2008 GMIB riders, post April 1, 2008 GMIB riders, GLWB riders and pre April 1, 2008 GMDB riders. The amendments provided SYRE with the option to convert the reinsurance treaties into a funds withheld (“FWH”) arrangement in which the Company would engage in a hedging program under SYRE’s direction and for the benefit of SYRE. The hedging performed by the Company for SYRE’s benefit would be done in segregated FWH accounts. At the end of each quarter, SYRE will reimburse the Company for any hedging losses and expenses for operating the hedging program and SYRE will receive credit for any gains realized under the hedging program. The FWH amendments also state the responsibilities of the Company and SYRE as it relates to the margin requirements on the open derivative positions held in the FWH accounts. SYRE is responsible for reimbursing the Company for any cash held in a margin account related to a derivative program operated for the benefit of SYRE. The derivatives held by the Company for the benefit of SYRE in each segregated FWH account, as well as the cash held in a margin account related to the derivative program are considered the amounts withheld and are recorded as separate funds withheld liability (or asset if the derivative positions decrease) in Other liabilities (assets) on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The change in the value of the FWH related to the derivative positions were recorded within Derivative instruments in the Statutory Statements of Operations. As of December 31, 2011, the FWH option was elected by SYRE for the post April 1, 2008 GMIB riders and GLWB riders reinsurance treaties. As part of the initial FWH election, open derivative futures were sold from SYRE to the Company using the December 29, 2011 closing value of these positions of $16,095.

Effective April 1, 2019, a treaty amendment was executed to recapture all Company- issued business previously ceded to SYRE. Effective April 1, 2019, the Company entered into a reinsurance agreement with SUNR to reinsure this business. These simultaneous transactions settled the remaining balances from the original SYRE treaty and amendments. The treaty between the Company and SUNR continues to contain a FWH arrangement.

GLWB Riders

Effective May 1, 2013, the Company began selling a new 2013 Interest Sensitive GLWB rider (IS GLWB). An amendment was made to the SYRE GLWB reinsurance agreement to add these riders to the coverage. The Company cedes 30% of the benefit for this rider to SYRE for policies issued before January 1, 2018.

Effective April 1, 2019, a treaty amendment was executed to recapture all Company-issued business previously ceded to SYRE.

Effective April 1, 2019, the Company entered into a reinsurance agreement with SUNR to reinsure 30% of the benefit for policies issued before January 1, 2018 and 100% of the benefit for policies issued on or after January 1, 2018.

Effective October 1, 2021, a treaty amendment was executed to cede to SUNR the remaining 70% of the benefits for policies issued before January 1, 2018 that were previously ceded to an external third party reinsurer. The recapture of GLWB benefit riders from external reinsurers is discussed above.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

GMDB Riders

Effective April 1, 2019, the Company entered into an agreement with SUNR to reinsure all death benefit riders associated with variable annuity products, issued on or after January 1, 2001 that were not previously mentioned above. This excludes the Gain Enhancement Benefit (GEB and GEB Plus) riders.

GMAB/GPP Riders

Certain variable annuity contracts include a GMAB rider. On the eighth or tenth anniversary, depending on the version of the rider, the policyholder’s account value will increase to the amount of the initial deposit if the account value at that anniversary is less than the initial deposit.

Effective April 1, 2019, the Company entered into an agreement with SUNR to reinsure all Guaranteed Principal Protection Riders (“GPP”) associated with variable annuity products.

Variable Annuity with GLWB assumed from third-party

Effective April 1, 2023, the Company entered into a 100% modified coinsurance agreement with SYRE to reinsure all assumed general and separate account activity from its variable annuity reinsurance agreement with a third-party. The block includes policies with a GLWB rider.

Amounts in the accompanying statutory financial statements related to ceded variable annuity business to SUNR were as follows for the years ended December 31:

	2023	2022	2021
Statements of Operations:
Premiums and other considerations:
Life and annuity	$182,165	206,190	556,911
M&E fees ceded	172,570	193,500	116,334
Commission and expense allowance	(87,459)	(97,547)	(57,655)
MODCO reinsurance premiums:
MODCO - Premiums ceded	56,641	(4,553,900)	17,847,442
MODCO - Reserve adjustment	(56,641)	4,553,900	(17,847,442)
Death and other benefits
Annuity benefits	163,720	141,470	91,753
MODCO reinsurance reserve adjustment:
MODCO - Benefits transfer	1,733,044	1,559,878	974,011
MODCO - Premiums transfer	(17,778)	(31,227)	(21,781)
MODCO - Net transfers	(1,715,266)	(1,528,651)	(952,230)

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

	2023	2022
Statements of Admitted Assets, Liabilities, and Capital and Surplus:
Other admitted assets:
Reinsurance recoverable	$15,765	19,592
Reserves for future policy benefits	1,932,055	2,200,528
Other liabilities:
Premiums payable	13,533	14,136
Reinsurance payable	15,374	15,380
FWH under reinsurance:
Margin account	70,169	106,334
Unrealized losses derivative instrument	(17,280)	8,138
Capital and surplus:
Unassigned surplus:
Unrealized losses (gains) derivative instruments	32,402	(17,138)

Amounts in the accompanying statutory financial statements related to affiliate ceded variable annuity business to SYRE were as follows for the years ended December 31:

	2023	2022	2021
Statements of Operations:
Premiums and other considerations	$2,619	2,631	2,620
Death and other benefits	54	(15)	37

	2023	2022
Statements of Admitted Assets, Liabilities, and Capital and Surplus:
Other admitted assets:
Reinsurance recoverable	$2,410	1,107
Reserves for future policy benefits	35,531	39,431
Other liabilities:
Premiums payable	218	219

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

Amounts in the accompanying statutory financial statements related to MODCO variable annuity business retroceded to SYRE were as follows for the year ended December 31:

2023
Statements of Operations:
Premiums and other considerations:
Life and annuity	$(277,930)
M&E fees ceded	(186,948)
Commission and expense allowance	195,878
MODCO reinsurance premiums:
MODCO - Premiums ceded	(10,365,903)
MODCO - Reserve adjustment	10,408,804
Death and other benefits
Annuity benefits	1,728
MODCO reinsurance reserve adjustment:
MODCO - Benefits transferred	786,000
MODCO - Net transfers	(786,000)

2023
Statements of Admitted Assets, Liabilities, and Capital and Surplus:
Other admitted assets:
Reinsurance recoverable	$17,348
Reserves for future policy benefits	1,295
Contract claims	(3,357)
Other liabilities:
Premiums payable	177,753

Fixed Indexed Annuity Reinsurance Agreements with SYRE

Effective January 2018, the Company entered into a 100% coinsurance funds withheld reinsurance agreement with SYRE to reinsure the exchange program fixed indexed annuities and associated GLWB riders offered to certain policyholders of variable annuities with the GMIB rider. This exchange program was available for the period from January 2, 2018 through April 6, 2018, and for the period from June 4, 2018 through September 7, 2018 in the state of California.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

Amounts in the accompanying statutory financial statements related to ceded fixed indexed annuity business to SYRE were as follows for the years ended December 31:

	2023	2022	2021
Statements of Operations:
Premiums and other considerations
Annuity fees	$21,341	648,181	5,762
Commissions and expense allowances	(4,139)	(3,675)	(1,879)
Death and other benefits	86,057	60,062	35,026

	2023	2022
Statements of Admitted Assets, Liabilities, and Capital and Surplus:
Reserves for future policy benefits	$1,149,009	1,165,133
Other liabilities:
Reinsurance payable	1,565	1,551
FWH under reinsurance:
Assets payable to affiliate	1,030,790	1,047,857
Capital and surplus:
Unassigned surplus:
Unrealized losses (gains) derivative instruments	(4,710)	17,651

(14)	Bank Line of Credit

In April 2016, CII obtained a $525,000 senior unsecured, syndicated credit facility. The credit facility was established for the purpose of issuing letters of credit and loans for general corporate purposes and matured in April 2021. In March 2017, CII increased this credit facility by $50,000 to $575,000. In March 2018, CII increased this credit facility by $325,000 to $900,000. The credit facility would have matured in March 2023. During 2021, this facility was closed.

On March 30, 2020, CII entered into a $200,000, 364-day letter of credit facility with a group of banks in order to finance and support the reserve requirements of the Company, SYRE and SUNR. The Company and SUNR are the only beneficiaries of the related letters of credit. In June 2020, CII increased this facility by $100,000 to $300,000. This facility was not utilized by or for the benefit of the Company as of December 31, 2020. This facility was not renewed and terminated in 2021.

On December 31, 2019, CII entered into a $50,000, 364-day letter of credit facility with two banks in order to finance and to support the reserve requirements of SYRE, ALIC and SUNR. ALIC and SUNR are the only beneficiaries of the related letters of credit. On December 28, 2020, this facility was renewed for ninety days and matures on March 29, 2021. This facility was not utilized by or for the benefit of the Company as of December 31, 2020. This facility was not renewed and terminated in 2021.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

On May 7, 2021, CII entered into a $1,500,000 senior unsecured, syndicated credit facility. The credit facility is established for the purpose of issuing letters of credit and loans for general corporate purposes and will mature in May 2026. Letters of credit can be issued up to the maximum credit facility, however loans under the credit facility are limited to $500,000 with total combined amounts not to exceed $1,500,000. During 2023 and 2022, the Company borrowed $150,000 and $100,000, respectively, at various times against the facility and repaid all outstanding balances within the same calendar year.

CII utilized $75,000 and $100,000 of this facility as of December 31, 2023 and 2022, respectively, to secure a letter of credit for SYRE, with the Company as the beneficiary, in order to recognize reserve credit under statutory accounting principles.

There was no interest or fees paid by the Company on these lines of credit in 2023, 2022 or 2021.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

(15)	Income Taxes

The Company provides for deferred tax assets in accordance with the NAIC issued guidance. The components of the net admitted deferred tax asset, including those certain deferred tax assets and deferred tax liabilities, recognized in the Company’s Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31 are as follows:

	Ordinary	Capital	Total
2023
Gross deferred tax assets	$190,243	5,559	195,802
Statutory valuation allowance adjustments	(1,263)	—	(1,263)
Adjusted gross deferred tax assets	188,980	5,559	194,539
Nonadmitted deferred tax assets	(8,510)	(3,589)	(12,099)
Admitted deferred tax assets	180,470	1,970	182,440
Deferred tax liabilities	(97,153)	(1,970)	(99,123)
Admitted deferred tax assets, net	$83,317	—	83,317

2022
Gross deferred tax assets	$134,377	2,132	136,509
Statutory valuation allowance adjustments	(2,464)	—	(2,464)
Adjusted gross deferred tax assets	131,913	2,132	134,045
Nonadmitted deferred tax assets	(53,951)	(2,132)	(56,083)
Admitted deferred tax assets	77,962	—	77,962
Deferred tax liabilities	(25,991)	—	(25,991)
Admitted deferred tax assets, net	$51,971	—	51,971

Change
Gross deferred tax assets	$55,866	3,427	59,293
Statutory valuation allowance adjustments	1,201	—	1,201
Adjusted gross deferred tax assets	57,067	3,427	60,494
Nonadmitted deferred tax assets	45,441	(1,457)	43,984
Admitted deferred tax assets	102,508	1,970	104,478
Deferred tax liabilities	(71,162)	(1,970)	(73,132)
Admitted deferred tax assets, net	$31,346	—	31,346

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

The amount of gross deferred tax assets admitted under each component and the resulting increased amount by tax character as of December 31 are as follows:

	Ordinary	Capital	Total
2023
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	—	—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitations:
(1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	N/A	N/A	83,317
(2) Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	280,335
Lesser of (1) or (2)	83,317	—	83,317
Deferred tax liabilities	97,153	1,970	99,123
Admitted deferred tax assets	$180,470	1,970	182,440

2022
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	—	—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitations:
(1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	N/A	N/A	51,971
(2) Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	287,062
Lesser of (1) or (2)	51,971	—	51,971
Deferred tax liabilities	25,991	—	25,991
Admitted deferred tax assets	$77,962	—	77,962

Change
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	—	—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitations:
(1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	N/A	N/A	31,346
(2) Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	(6,727)
Lesser of (1) or (2)	31,346	—	31,346
Deferred tax liabilities	71,162	1,970	73,132
Admitted deferred tax assets	$102,508	1,970	104,478

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

The ratios used for threshold limitation (for SSAP 101 Paragraph 11b) as of December 31 are as follows:

	2023	2022	Change
Ratio percentage used to determine the recovery period and threshold limitation amount in above adjusted gross deferred tax assets	1,792.08%	1,763.24%	28.84%
Amount of adjusted capital and surplus used to determine the recovery period threshold limitation amount in above adjusted gross deferred tax assets	$1,909,786	1,879,058	30,728

The impact of tax-planning strategies as a percentage of adjusted gross and net admitted deferred tax assets as of December 31 are as follows:

	Ordinary	Capital	Total
2023
Adjusted gross deferred tax assets:
(Percentage of total adjusted gross deferred tax assets)	—%	—%	—%
Net admitted gross deferred tax assets:
(Percentage of total net admitted adjusted gross deferred tax assets)	—%	—%	—%

2022
Adjusted gross deferred tax assets:
(Percentage of total adjusted gross deferred tax assets)	—%	—%	—%
Net admitted gross deferred tax assets:
(Percentage of total net admitted adjusted gross deferred tax assets)	—%	—%	—%

Change
Adjusted gross deferred tax assets:
(Percentage of total adjusted gross deferred tax assets)	—%	—%	—%
Net admitted gross deferred tax assets:
(Percentage of total net admitted adjusted gross deferred tax assets)	0.00%	0.00%	0.00%

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

The Company’s tax planning strategies do not include the use of reinsurance tax planning strategies.

There are no temporary differences for which deferred tax liabilities are not recognized.

The provisions for current tax expenses on earnings for years ended December 31 are as follows:

	2023	2022	2021
Current year federal tax (benefit) expense - ordinary income	$(46,018)	63,856	(55,188)
Current year foreign tax (benefit) expense - ordinary income	—	—	—
Subtotal	(46,018)	63,856	(55,188)
Current year tax expense - net realized capital (losses) gains	(2,124)	15	7,879
Utilization of capital loss carry forwards	—	—	—
Other	—	—	—
Federal and foreign income taxes incurred	$(48,142)	63,871	(47,309)

The tax effects of temporary differences that give rise to significant components of the net deferred tax assets as of December 31 are as follows:

Deferred tax assets:	2023	2022	2021	Change from 2022	Change from 2021
Ordinary:
Policyholder reserves	$50,552	21,317	85,101	29,235	(63,784)
Investments	1,552	6,248	2,148	(4,696)	4,100
Deferred acquisition costs	78,559	74,657	66,905	3,902	7,752
Policyholder dividends accrued	772	836	10,068	(64)	(9,232)
Compensation and benefit accruals	11,519	10,462	11,360	1,057	(898)
Tax credit carry-forward	3,160	6,127	2,324	(2,967)	3,803
Section 807(f) reserves	5,964	7,455	8,835	(1,491)	(1,380)
Pension accrual	—	2,588	—	(2,588)	2,588
Nonadmitted asset	5,351	2,532	3,091	2,819	(559)
Modco CARVM adjustment	28,870	—	—	28,870	—
Other	3,944	2,155	4,266	1,789	(2,111)
Ordinary deferred tax assets	190,243	134,377	194,098	55,866	(59,721)
Statutory valuation allowance adjustment	(1,263)	(2,464)	—	1,201	(2,464)
Nonadmitted ordinary deferred tax assets	(8,510)	(53,951)	(22,478)	45,441	(31,473)
Admitted ordinary deferred tax assets	180,470	77,962	171,620	102,508	(93,658)

(continued on next page)

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

Deferred tax assets (continued):	2023	2022	2021	Change from 2022	Change from 2021
Capital:
Investments	$3,593	1,571	714	2,022	857
Net capital loss carryforward	1,966	561	—	1,405	561
Capital deferred tax assets	5,559	2,132	714	3,427	1,418

Nonadmitted capital deferred tax assets	(3,589)	(2,132)	—	(1,457)	(2,132)
Admitted capital deferred tax assets	1,970	—	714	1,970	(714)
Admitted deferred tax assets	182,440	77,962	172,334	104,478	(94,372)

Deferred tax liabilities:
Ordinary:
Investments	2,485	8,056	3,481	(5,571)	4,575
Section 807(f) reserves	1,585	6,291	12,780	(4,706)	(6,489)
Deferred and uncollected premium	482	371	20,762	111	(20,391)
Policyholder reserves - tax reform transition	5,972	8,957	11,943	(2,985)	(2,986)
Modco CARVM adjustment	84,057	—	—	84,057	—
Other	2,572	2,316	840	256	1,476
Ordinary deferred tax liabilities	97,153	25,991	49,806	71,162	(23,815)

Capital:
Investments	1,970	—	2,553	1,970	(2,553)
Subtotal	1,970	—	2,553	1,970	(2,553)
Deferred tax liabilities	99,123	25,991	52,359	73,132	(26,368)
Admitted deferred tax assets, net	$83,317	51,971	119,975	31,346	(68,004)

There was a statutory valuation allowance adjustment to gross deferred tax assets of $1,263 for the period ended December 31, 2023. There was a statutory valuation allowance adjustment to gross deferred tax assets of $2,464 for the period ended December 31, 2022.

The realization of the deferred tax asset is dependent upon the Company's ability to generate sufficient taxable income in future periods. Based on historical results and the prospects for future operations, management anticipates that it is more likely than not that future taxable income will be sufficient for the realization of the remaining deferred tax assets.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

The change in the net deferred income taxes of December 31 is comprised of the following:

	2023	2022	2021	Change from 2022	Change from 2021
Total deferred tax assets	$195,802	136,509	194,812	59,293	(58,303)
Total deferred tax liabilities	(99,123)	(25,991)	(52,359)	(73,132)	26,368
Net deferred tax assets	96,679	110,518	142,453	(13,839)	(31,935)
Statutory valuation allowance adjustment	(1,263)	(2,464)	—	1,201	(2,464)
Net deferred tax assets	95,416	108,054	142,453	(12,638)	(34,399)
Tax effect of unrealized losses	342	354	(484)	(12)	838
Statutory valuation allowance adjustment allocated to unrealized	—	—	—	—	—
Change in net deferred income taxes	$95,758	108,408	141,969	(12,650)	(33,561)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant tax effects causing this difference for the years ended December 31 are as follows:

	2023	2022	2021
Income (loss) before taxes	$17,737	(36,298)	76,746
Dividends received deduction	(6,403)	(3,520)	(12,718)
Interest maintenance reserve	(3,342)	(4,310)	4,638
Change in equity of subsidiaries	(18,681)	(14,557)	(61,410)
Prior period adjustments	—	—	4,089
Change in non-admitted deferred tax assets	—	—	1,529
Transfer pricing	(4,512)	(10,746)	(4,903)
Tax credits	(9,338)	(5,484)	(3,878)
Reinsurance surplus adjustment	(12,132)	169,556	(3,155)
Statutory Reserve Adjustment	(1,202)	2,464	872
Other	2,381	327	5,623
Total statutory taxes	$(35,492)	97,432	7,433

Provision for federal income taxes	$(46,018)	63,856	(55,188)
Tax on capital gains	(2,124)	15	7,879
Change in net deferred income tax	12,650	33,561	54,742
Total statutory taxes	$(35,492)	97,432	7,433

The Company’s policy for recording penalties associated with audits, claims, and adjustments is to record such amount as a component of income taxes.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

Total federal income taxes received (including tax on capital gains) were $45,128 during the year ended December 31,2023; total federal income taxes paid (including tax on capital gains) were $125,210 during the year ended December 31,2022; and total federal income taxes received (including tax on capital gains) were $49,092 during the year ended December 31, 2021.

As of December 31, 2023, there are operating losses and capital loss carryforwards of $9,361 available for tax purposes, which begin expiring in 2027. As of December 31, 2022, there are no net operating losses and capital loss carryforwards of $2,673 available for tax purposes expiring in 2027. As of December 31, 2023 and 2022, the Company has valuation allowances of $1,263 and $2,464, respectively. A partial valuation allowance was established in 2022 related to limitation on the Company’s ability to utilize loss carryforwards as a result of the Transaction. As of December 31, 2023 and 2022, the Company does not have any uncertain tax positions related to the Separate Account Dividends Receivable Deduction (“SA DRD”) company share percentage(s) for tax return year 2017. As of December 31, 2023 and 2022, the Company has tax credit carryforwards of $3,160 and $6,127, respectively, which will start expiring in 2030.

There are no federal income taxes incurred that are available for recoupment in the event of future net losses.

The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of reporting.

There are no aggregate federal income tax deposits under Internal Revenue Code Section 6603, and none are recorded as admitted assets.

The Company’s federal income tax return is consolidated with the other life insurance companies ALAC, NSLAC, KENW, MONT, SYRE, CMGO and SUNR and then with its common parent, CIHI.

The Company is not under current examination with the Internal Revenue Service. The statute of limitations remains open for tax years 2020, 2021 and 2022 for the consolidated tax group.

The allocation of taxes between members of the federal consolidated income tax return is subject to written agreement approved by the Board of Directors. Allocations are based on separate company calculations with current credit for losses. Intercompany tax balances are settled quarterly.

(16)	Pensions and Other Post-Retirement Benefit Plans

(a)	Home Office Pension Plan

The Company sponsors a funded qualified defined benefit pension plan covering all home office employees hired prior to January 1, 1998. This plan was amended effective December 31, 2019 to freeze the accrual of future benefits. This plan includes participants who are employees of the Company and devote substantially all of their time to service for the Company. Retirement benefits are based on years of service and the highest average earnings in five of the last ten years.

The measurement dates were December 31, 2023 and 2022.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

(b)	Home Office Post-Retirement Benefit Plan

The Company currently offers eligible retirees the opportunity to participate in a post-retirement health and group life plan. This plan was amended effective July 1, 2013, to provide participants younger than age 65 a fixed portion of the health insurance contract premium and for participants age 65 and older, a fixed dollar amount which the participant must use to independently purchase their own insurance. Previously, this plan provided all participants a fixed portion of the health insurance contract premium. The portion the Company pays is periodically increased and is a function of participant service. Only home office employees hired prior to January 1, 1998 may become eligible for these benefits provided that the employee meets the retirement age and years of service requirements.

This plan includes participants who are employees of the Company and devote substantially all of their time to service for the Company.

The post-retirement health plan does not provide benefits which are actuarially equivalent to Medicare Part D benefits. Therefore, the Company does not receive the associated federal Medicare subsidy.

The measurement dates were December 31, 2023 and 2022.

(c)	General Agents’ Pension Plan

The Company sponsors an unfunded, nonqualified defined benefit pension plan covering its general agents hired prior to January 1, 2005. This plan provides benefits based on years of service and average compensation during the final five and ten years of service.

The measurement dates were December 31, 2023 and 2022.

(d)	Agents’ Post-Retirement Benefits Plan

The Company sponsors a post-retirement health and group life plan. Only agents with contracts effective prior to January 1, 1998 who meet the retirement age and service requirements are eligible for these benefits. The health and group life plan is contributory, with retirees contributing approximately 50% of premium for coverage. As with all plan participants, the Company reserves the right to change the retiree premium contribution at renewal.

The post-retirement health plan does not provide benefits which are actuarially equivalent to Medicare Part D benefits. Therefore, the Company does not receive the associated federal Medicare subsidy. The Plan was terminated effective as of January 1, 2023. The impact of the curtailment is included below.

The measurement dates were December 31, 2023 and 2022.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

(e)	Obligations and Funded Status

Information regarding the funded status of the pension plans as a whole and other benefit plans as a whole as of December 31 is as follows:

	Pension benefits		Other benefits
	2023	2022	2023	2022
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$47,967	73,905	6,229	9,075
Service cost	—	12	19	34
Interest cost	2,382	2,161	320	244
Actuarial loss (gain)	2,200	(19,708)	68	(1,980)
Benefits paid *	(6,203)	(10,219)	(735)	(628)
Settlement/curtailment	576	1,816	—	(516)
Projected benefit obligation at end of year	$46,922	47,967	5,901	6,229

*	Benefits paid include amounts paid from both funded and unfunded benefit plans.

	Pension benefits		Other benefits
	2023	2022	2023	2022
Change in plan assets:
Fair value of plan assets at beginning of year	$58,369	76,050	—	—
Actual return on plan assets	6,708	(9,267)	—	—
Benefits and expenses paid	(4,388)	(8,414)	—	—
Fair value of plan assets at end of year	$60,689	58,369	—	—

Funded status	$13,767	10,401	(5,901)	(6,229)
Unrecognized net actuarial loss (gain)	5,841	7,019	2,123	1,677
Unrecognized prior service cost	—	—	—	—
Net prepaid (accrued) amount recognized	$19,608	17,420	(3,778)	(4,552)

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

	Pension benefits		Other benefits
Funded Status:	2023	2022	2023	2022
Overfunded
Assets (nonadmitted)
Prepaid benefit costs	$—	—	—	—
Overfunded plan assets	—	—	—	—
Total assets (nonadmitted)	$—	—	—	—

Underfunded
Liabilities recognized
Net prepaid (accrued) amount recognized	$19,608	17,420	(3,778)	(4,552)
Liabilities for benefits	(5,841)	(7,019)	(2,123)	(1,677)
Total liabilities recognized	$13,767	10,401	(5,901)	(6,229)

	Pension benefits		Other benefits
	2023	2022	2023	2022
Amounts recognized in the statutory statements of admitted assets, liabilities, and capital and surplus consist of:
Prepaid benefit costs	$20,214	19,309	—	—
Accrued benefit costs	(606)	(1,889)	(3,778)	(4,552)
Surplus	(5,841)	(7,019)	(2,123)	(1,677)
Total liabilities recognized	$13,767	10,401	(5,901)	(6,229)

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

	Pension benefits
	2023	2022	2021
Components of net periodic benefit cost:
Service cost	$—	12	676
Interest cost	2,382	2,161	2,559
Expected return on plan assets	(3,816)	(5,049)	(5,067)
Amortization of net loss	195	604	2,820
Settlement	868	1,181	5,557
Net periodic benefit cost	$(371)	(1,091)	6,545

	Other benefits
	2023	2022	2021
Components of net periodic benefit cost:
Service cost	$19	34	47
Interest cost	320	244	234
Amortization of prior service cost	—	(244)	(49)
Amortization of net (gain) loss	(378)	515	644
Curtailment	—	(516)	—
Net periodic benefit cost	$(39)	33	876

The following is attributable to pension plans whose accumulated benefit obligation exceeds plan assets as of December 31:

	Pension benefits
	2023	2022
Projected benefit obligation	$796	1,924
Accumulated benefit obligation	796	1,876
Prepaid pension cost	19,608	17,420

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

(f)	Assumptions

	Pension benefits		Other benefits
	2023	2022	2023	2022
Weighted average assumptions used to determine net periodic cost at January 1:
Discount rate	5.40%	3.10%	5.45%	2.99%
Expected long-term return on plan assets	7.00%	7.00%	—	—
Rate of compensation increase	3.50%	3.70%	4.25%	4.25%
Health care cost trend rate assumed for next year:
Before 65	—	—	9.00%	8.80%
Age 65 and older	—	—	0.00%	0.40%
Rate to which the health cost trend rate is assumed to decline (the ultimate trend rate):
Before 65	—	—	9.00%	8.70%
Age 65 and older	—	—	0.00%	0.30%
Year that the rate reaches the ultimate trend rate	—	—	2023	2025

Weighted average assumptions used to determine benefit obligations at December 31:
Discount rate	5.05%	5.40%	5.05%	5.45%
Rate of compensation increase	3.50%	3.50%	4.25%	4.25%

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one percentage point change in assumed health care cost trend rates would have the following effects:

	1 Percentage point increase	1 Percentage point decrease
Effect on total of 2023 service cost and interest cost	$16	(15)
Effect on 2023 other post-retirement benefit obligation	263	(264)

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

(g)	Plan Assets

The following table presents the hierarchy of the Company's qualified pension plan assets at fair value as of December 31:

	Level 1	Level 2	Level 3	Total
2023
Bond funds	$18,259	—	—	18,259
Stock funds	42,430	—	—	42,430
Total assets	$60,689	—	—	60,689

2022
Bond funds	$20,757	—	—	20,757
Stock funds	37,611	—	—	37,611
Total assets	$58,368	—	—	58,368

The Company categorizes pension benefit plan assets consistent with the Fair Value Hierarchy as described in Note 5.

The assets of the Company’s Home Office Pension Plan (“the Plan”) are invested in group variable annuity contracts issued by the Company offering specific investment choices from various asset classes providing diverse and professionally managed options. As of December 31, 2023 and 2022, $25,800 and $43,095, respectively, of the Plan assets are funds that are affiliated with the Company. The assets are invested in a mix of stocks, bonds and real estate securities in allocations as determined from time to time by the Pension Plan Committee. The target allocations are designed to balance the Plan’s short-term liquidity needs and its long-term liabilities. The target allocations are currently 70% stocks and 30% bonds.

For diversification and risk control purposes, where applicable, each asset class is further divided into sub classes such as large cap, mid cap and small cap and growth, core and value for stocks and U.S. domestic, global and high yield for bonds. To the extent possible, each sub asset class utilizes multiple fund choices and no single fund contains more than 25% of the Plan assets (exclusive of any short-term increases in assets due to any Plan funding). The Plan performance is measured by a weighted benchmark consisting of stock and bond benchmarks in weights determined by the Pension Plan committee.

The overall expected long-term rate of return on assets is determined by a weighted average return of bond and stock indexes. Bond securities (including cash) make up 30% of the weighted average return and stocks make up 70% of the weighted average return.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

The following table shows the weighted average asset allocation by class of the Plan’s assets as of December 31:

	2023	2022
Stocks	70%	64%
Bonds	30	36
Total	100%	100%

(h)	Cash Flows

Contributions

The minimum funding requirement under The Employee Retirement Income Security Act of 1974 for 2023 was zero. No contributions were made to the qualified pension plan for the years ended December 31, 2023 or 2022, respectively. There is no planned contribution to the qualified pension plan for the 2024 plan year.

Estimated Future Benefit Payments

The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

	Pension benefits	Other benefits
2024	$5,723	708
2025	5,365	644
2026	4,217	612
2027	4,341	609
2028	4,824	577
2029-2033	13,350	2,281

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

	Pension benefits		Other benefits
	2023	2022	2023	2022
Amounts in unassigned funds (surplus) recognized in the next fiscal year as components of periodic benefit cost:
Items not yet recognized as a component of net periodic cost - prior year	$7,020	12,381	1,677	3,928
Net prior service cost or credit recognized	—	—	—	244
Net gain and loss arising during the period	(116)	(3,576)	68	(1,980)
Net gain and loss recognized	(1,063)	(1,785)	378	(515)
Items not yet recognized as a component of net periodic cost - current year	$5,841	7,020	2,123	1,677

	Pension benefits		Other benefits
	2023	2022	2023	2022
Amounts in unassigned funds (surplus) expected to be recognized in the next fiscal year as components of net periodic benefit cost:
Net prior service cost or credit	$—	—	—	—
Net recognized gains and losses	14	180	266	(391)

	Pension benefits		Other benefits
	2023	2022	2023	2022
Amounts in unassigned funds (surplus) that have not yet been recognized as components of net periodic benefit cost:
Net prior service cost or credit	$—	—	—	—
Net recognized gains and losses	5,841	7,020	2,123	1,677

(i)	Other Plan Expenses

The Company also maintains a qualified contributory defined contribution profit-sharing plan covering substantially all employees. Company contributions to the profit-sharing plan are based on the net earnings of the Company and are payable at the sole discretion of management. During 2023, the profit-sharing plan was restructured, and the Company ceased contributions. The expense for contributions to the profit-sharing plan for 2023, 2022 and 2021 was $1,599, $4,026 and $4,472, respectively.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

Employees hired on or after January 1, 1998 are covered by a defined contribution pension plan. The expense reported for this plan was $2,650, $2,906 and $3,351 in 2023, 2022 and 2021, respectively.

During 2020 the profit-sharing plan and the defined contribution pension plan were combined and are now being administered by a third party.

(j)	CII Employees

The Company’s qualified pension and post-retirement benefit plans include participants who are employees of CII. Participating CII employees are vice presidents and other executive officers of CII and devote substantially all of their time to service for the Company. Most of CII’s employees were employees of the Company prior to January 1, 2001 and were participants in the benefit plan at that time.

(17)	Capital and Surplus, Dividend Restrictions and Regulatory RBC

Capital and Surplus

The Company has 10,000,000 shares ($1 par value) authorized, issued and outstanding of Class A common stock as of December 31, 2023 and 2022. The Company has no preferred stock issued or outstanding.

As part of the Transaction discussed in Note 1, on each of the first four anniversaries after the closing, Constellation will pay or cause to be paid an infusion of capital to ALIC. During 2023, the Company received a capital contribution of $125,000 from CII in satisfaction of the first installment. Subsequent to the balance sheet date, CII contributed $125,000 of capital to ALIC in satisfaction of the second installment.

During 2022, the Company received a capital contribution from its parent, CII, of $401,364. This contribution was used to satisfy the Company’s demutualization obligation to effectuate the increase in eligible member’s policy account value as consideration for their membership interests.

Surplus notes outstanding are as follows as of December 31:

	2023	2022
Surplus notes
6.875% fixed rate due 2042	$250,000	$250,000
5.000% fixed rate due 2031	4,179	4,139
5.800% fixed rate due 2027	5,954	5,940
8.500% fixed rate due 2026	47,949	49,925
Total	$308,082	$310,004

In June 2012, ALIC issued a $250,000, 6.875% fixed rate surplus note due June 15, 2042. Interest on this surplus note is payable semi-annually on June 15 and December 15. ALIC may redeem this surplus note at its option. This surplus note is unsecured and subordinated to all present and future indebtedness and policy claims of ALIC.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

In December 2011, ALIC issued a $4,500, 5% fixed rate surplus note to Security Mutual Life Insurance Company of New York (“SML”), as payment for the purchase of the additional shares of NSLAC. This note matures on December 15, 2031. Interest on this surplus note is payable semi-annually on December 15 and June 15. ALIC may redeem this surplus note at its option. This surplus note is unsecured and subordinated to all present and future indebtedness and policy claims of ALIC.

In April 2007, ALIC issued a $6,000, 5.8% fixed rate surplus note to SML, as payment for the purchase of a portion of the shares of NSLAC. This note matures on April 1, 2027. Interest on this surplus note is payable semi-annually on April 1 and October 1. ALIC may redeem this surplus note at its option. This surplus note is unsecured and subordinated to all present and future indebtedness and policy claims of ALIC.

In May 1996, ALIC issued $50,000, 8.5% fixed rate surplus notes due May 15, 2026. Interest on this surplus note is payable semi-annually on May 15 and November 15. ALIC may not redeem this surplus note at its option. This surplus note is unsecured and subordinated to all present and future indebtedness and policy claims of ALIC. In December 2023, ALIC purchased $2,000 of the surplus note on the open market. The transaction was approved by the Department and obligation was retired with the trustee.

Except as provided in Section 3901.72 of the Ohio Revised Code, the notes are not part of the legal liabilities of the Company and are not a liability or claim against the Company or any of its assets. Interest payments, scheduled semi-annually, must be approved for payment by the Department. The Company paid $22,011 in interest related to these notes in 2023, 2022 and 2021. Principal payments must also be approved by the Department. Interest expense for surplus notes is not recognized on the Statutory Statements of Operations until it has been approved by the Department.

Regulatory RBC

The NAIC has established RBC requirements to assist regulators in monitoring the financial strength and stability of life insurers and provides for an insurance commissioner to intervene if the insurer experiences financial difficulty. The RBC requirements instruct every life insurer to calculate its total adjusted capital and RBC position. The formula includes components for asset risk, liability risk, interest rate exposure, and other factors. Under the NAIC requirements, each insurer must maintain its total adjusted capital and surplus above a calculated minimum threshold or take corrective measures to achieve that threshold. Based upon the December 31, 2022 and 2021 statutory financial statements, the Company exceeded all required RBC levels.

Dividend Restrictions

The payment of dividends by ALIC to CII is limited by Ohio insurance laws. The maximum dividend that may be paid to CII without prior approval of the Director of Insurance is limited to the greater of ALIC’s statutory net income of the preceding calendar year or 10% of statutory surplus as of the preceding December 31. Any dividend that exceeds the earned surplus of the Company, even if it is within the above parameters, would be deemed extraordinary under Ohio law. Therefore, dividends of approximately $195,000 may be paid by ALIC to CII in 2024 without prior approval. Dividends of $196,590, $419,000 and $115,000 were declared and paid by ALIC to CII in 2023, 2022 and 2021, respectively. Included in the dividend amount for 2023 was the Company’s common stock of its non-life insurance subsidiaries, ONII, ADI and ONESCO.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

Subsidiary Dividends

The following table details the dividends received from each of the Company’s subsidiaries and included in investment income for the years:

	2023	2022	2021
SUNR	$88,000	30,027	253,000
ONII	8,700	10,300	9,400
ALAC	—	20,000	—
	$96,700	60,327	262,400

The payment of dividends by ALAC to ALIC is limited by Ohio insurance laws. The maximum dividend that may be paid without prior approval of the Director of Insurance is limited to the greater of ALAC’s statutory net income of the preceding calendar year or 10% of statutory surplus as of the preceding December 31. Any dividend that exceeds the earned surplus of ALAC, even if it is within the above parameters, would be deemed extraordinary under Ohio law. Therefore, dividends of approximately $37,000 may be paid by ALAC to ALIC in 2024 without prior approval. ALAC declared and paid ordinary dividends to ALIC of $0, $20,000 and $0 in 2023, 2022 and 2021, respectively. No extraordinary dividends were declared or paid by ALAC to ALIC during 2023, 2022 or 2021.

The payment of dividends by CMGO to ALIC is limited by Ohio insurance laws. CMGO may pay to its stockholder, ALIC, a dividend from unassigned surplus at the end of any calendar quarter in which CMGO’s unassigned surplus is equal to the amount required for CMGO to have company action level RBC of 200%, after adjusting its capital level and its RBC level for such dividend. No dividends were declared or paid by CMGO in 2023, 2022 or 2021.

The payment of dividends by SUNR to ALIC is limited by the SUNR plan of operations, which was approved by the Ohio Department of Insurance. SUNR declared and paid extraordinary dividends to ALIC of $253,000 in 2021. SUNR declared an extraordinary dividend of $200,000 to ALIC as of December 31, 2021 that was paid in March 2022. Due to dividend limitations, $30,027 was classified as a dividend with the remaining $169,973 classified as a return of capital. SUNR declared an extraordinary dividend to ALIC of $25,000 on ALIC as of December 31, 2022 that was paid in February 2023. SUNR declared and paid an extraordinary dividend of $63,000 to ALIC during 2023. Total extraordinary dividend payments to ALIC during 2023 were $88,000. No ordinary dividends were paid by SUNR to ALIC during 2023, 2022 or 2021.

The payment of dividends by NSLAC to ALIC is limited by New York insurance laws. The maximum ordinary dividend that may be paid without prior approval of the Superintendent of Financial Services is limited to the lesser of 10% of NSLAC’s statutory surplus (defined by New York Insurance Law, Section 4207a as page 3, line 37 of the Annual Statement) as of the immediate preceding calendar year or NSLAC’s net gain from operations for the immediately preceding calendar year, not including realized capital gains. Therefore, dividends of approximately $4,000 may be paid by NSLAC to ALIC in 2024 without prior approval. No dividends were declared or paid by NSLAC in 2023, 2022 or 2021.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

MONT and KENW are subject to limitations, imposed by the State of Vermont, on the payment of dividends to their stockholder, ALIC. Generally, dividends during any year may not be paid without prior regulatory approval. No dividends were declared or paid by MONT to ALIC in 2023, 2022 or 2021. No dividends were declared or paid by KENW to ALIC in 2023, 2022 or 2021.

(18)	Additional Financial Instruments Disclosure

Financial Instruments with Off Balance Sheet Risk

The Company is a party to financial instruments with off balance sheet risk in the normal course of business through management of its investment portfolio. The Company had outstanding commitments to fund mortgage loans, bonds and limited partnerships of $186,414 and $173,011 as of December 31, 2023 and 2022, respectively. These commitments involve, in varying degrees, elements of credit and market risk in excess of amounts recognized in the statutory financial statements. The credit risk of all financial instruments, whether on or off balance sheet, is controlled through credit approvals, limits, and monitoring procedures.

(19)	Contingencies

The Company and all other solvent life insurance companies are periodically assessed by certain state guaranty funds to cover losses to policyholders of insolvent or rehabilitated companies. Some of these assessments are partially recoverable through a reduction in future premium taxes in some states. In addition, the Company is subject to legal and regulatory proceedings in the ordinary course of its business. These include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which the Company operates. The outcomes of these proceedings cannot be predicted due to their complexity, scope and uncertainties. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory proceedings as well as state guaranty fund assessments are not likely to have a material adverse effect on the Company’s financial condition or results of operations.

The Company, along with its affiliates, are a party to two court cases stemming from the strategic changes announced in September 2018, specifically the termination of certain variable annuity selling agreements with broker dealers related to the annuity business. The core issue in all of the cases is a disputed interpretation of certain language in ALIC’s contracts with the broker dealers who sold ALIC’s annuities. One of the two cases purports to be on behalf of a class, and a motion for class certification has been filed, but no class has been certified. Thirteen previously pending court cases and nine previously pending Financial Industry Regulatory Authority (“FINRA”) arbitrations have been resolved. The Company expects to continue to vigorously defend itself against these allegations. However, litigation is inherently uncertain and the outcome thereof cannot be predicted. Accordingly, it is possible that the ultimate outcome in one or more of the proceedings may be material to the Company’s results of operations for a particular period depending upon, among other factors, the size of the loss and the level of the Company’s results of operations for the period.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

(20)	Related-Party Transactions

During the year ended December 31, 2021, SUNR returned capital to the Company of $169,973 (See Note 17 for additional information).

During 2023, the Company made capital contributions totaling $111,941 to ONFH to fund capital initiatives and operating activities of its subsidiaries. The majority of the contributions were to ALL in support of future capital initiatives. ALL will lend the funds to ONSA to contribute to ONSV for the acquisition of a block of annuity business from Zurich Insurance Group.

During December 2023, the Company purchased $26,300 of CII’s outstanding senior notes on the open market. The Company intends to hold these notes until maturity. The Company purchased the notes for $24,509. At December 31, 2023, the Company had Accrued investment income and unrealized gains within Unassigned surplus of $477 and $622, respectively, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

The Company has a written agreement to provide services for personnel, data processing and supplies to ALAC, which either party may terminate upon a thirty-day notice. ALIC primarily uses multiple bases (head counts, salaries, number of policies, field compensation, time, reserve account balances, transaction counts, etc.) and believes they are reasonable for determining the expense charges. This agreement was approved by the Department. Generally, the apportionment is based upon specifically identifying the expense to the incurring entity. Where this is not feasible, apportionment is based upon pertinent factors and ratios. The terms call for a cash settlement at least quarterly. There is no assurance that these costs would be similar if the Company had to obtain such services on its own. This agreement resulted in services charges totaling $59,377, $55,984 and $53,403 in 2023, 2022 and 2021, respectively. These amounts include pension costs for the personnel furnished to the Company. At December 31, 2023 and 2022, ALAC owed ALIC $3,739, and ALIC owed ALAC $762, respectively.

The Company paid $4,550, $4,943 and $5,030 for rent and operating expenses of the home office to CII for the years ended December 31, 2023, 2022 and 2021, respectively.

CII provides services for executive management and data processing equipment placed in service after December 31, 2000, to ALIC. For the years ended December 31, 2023, 2022 and 2021, ALIC recorded expenses of $32,131, $24,676 and $20,910, respectively, for these services.

The Company is a party to an agreement with CIHI and most of its direct and indirect subsidiaries whereby ALIC maintains a common checking account. It is ALIC’s duty to maintain sufficient funds to meet the reasonable needs of each party on demand. ALIC must account for the balances of each party daily. Such funds are deemed to be held in escrow by ALIC for the other parties. Settlement is made daily for each party’s needs to or from the common account. It is ALIC’s duty to invest excess funds in an interest-bearing account and/or short-term highly liquid investments. ALIC will credit interest monthly at the average interest earned for positive cash balances during the period or charge interest on any negative balances. Interest credited for the years ended December 31, 2023, 2022 and 2021 was $1,514, $69 and $0, respectively. The parties agree to indemnify one another for any losses of any nature relating to a party’s breach of its duties under the terms of the agreement. The Company held the following balances for the participating entities in payable to parent, subsidiaries and affiliates as of December 31:

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

	2023	2022
CIHI	$167	759
CII	74,156	22,084
ALAC	12,605	24,678
MONT	(5,677)	951
KENW	544	856
CMGO	4,847	5,578
SYRE	91,527	44,280
SUNR	20,284	78,692
ONII	7,344	7,023
ON Flight Inc.	—	80
ONTech, LLC	(1,433)	(4,181)
ON Foreign Holdings, LLC	(1,637)	(314)
Financial Way Realty, Inc.	329	18
Total	$203,056	180,504

(21)	Accounting Changes and Corrections of Errors

The Company's December 31, 2022 statutory financial statements reflect a prior period adjustment relating to the recording of premiums assumed from KENW. The events contributing to the adjustment impact surplus as follows:

Premiums and annuity considerations for life and accident and health contracts	$1,165
Federal and foreign income taxes incurred (excluding taxes on capital gains)	(244)
Increase in surplus	$921

The Company's December 31, 2021 statutory financial statements reflect a prior period adjustment relating to the recording of current income taxes. The events contributing to the understatement of taxes impact surplus as follows:

Federal and foreign income taxes incurred (excluding taxes on capital gains)	$(4,089)
Decrease in surplus	$(4,089)

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2023, 2022 and 2021

(Dollars in thousands)

The Company's December 31, 2021 statutory financial statements reflect a prior period adjustment relating to the recording of disability income benefits. As of December 31, 2020, disability benefits were understated by $1,984. As a result, surplus was overstated by $1,567. The events contributing to the adjustment impact surplus as follows:

Disability benefits and benefits under accident and health contracts	$(1,984)
Federal and foreign income taxes incurred (excluding taxes on capital gains)	417
Decrease in surplus	$(1,567)

The Company's December 31, 2021 statutory financial statements reflect a prior period adjustment relating to the recording of a previously deferred gain on external reinsurance that should have been recognized in prior years. Surplus as a result of reinsurance as of December 31, 2020 was overstated by $1,731. The net impact to 2021 surplus was zero. The events contributing to the adjustment impact surplus as follows:

Decrease in surplus as a result of reinsurance	$1,731
Increase in surplus	(1,731)
$—

The cumulative prior period surplus impact of these errors is shown as a direct adjustment to surplus within the Statutory Statements of Changes in Capital and Surplus. SSAP No. 3R, Accounting Changes and Corrections of Errors, prescribes that if a reporting entity becomes aware of a material accounting error in a previously filed financial statement after it has been submitted to the appropriate regulatory agency, the entity shall file an amended financial statement unless otherwise directed by the domiciliary regulator. Correction of all immaterial accounting errors in previously issued statutory financial statements, for which an amended financial statement was not filed, shall be reported as adjustments to unassigned funds (surplus) in the period an error is detected.

Schedule I

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Summary of Investments – Other Than Investments in Related Parties

December 31, 2023

(Dollars in thousands)

Column A	Column B	Column C	Column D
Type of investment	Cost	Market value	Amount at which shown in the balance sheet [1]
Fixed maturity available-for-sale securities:
Bonds:
U.S. Treasury securities and obligations of U.S. government	$60,430	64,472	60,430
Obligations of states and political subdivisions	905,438	734,865	905,438
Debt securities issued by foreign governments	6,999	5,795	6,999
Corporate securities	4,113,550	3,548,404	4,113,550
Asset-backed securities	332,181	323,500	332,181
Mortgage-backed securities	663,587	617,950	663,587
Total fixed maturity available-for-sale securities	6,082,185	5,294,986	6,082,185
Equity securities at fair value:
Common stocks:
Industrial, miscellaneous, and all other	528,402	688,861	688,861
Nonredeemable preferred stocks	16,551	15,757	16,551
Total equity securities at fair value	544,953	704,618	705,412
Mortgage loans on real estate, net	1,197,158		1,197,158
Real estate, net:
Investment properties	32,732		23,593	[2]
Total real estate, net	32,732		23,593
Contract loans	926,013		926,013
Other long-term investments[3]	406,286		387,626	[4]
Securities lending reinvested collateral assets	162,366		162,366
Receivable for securities	2,050		2,050
Cash and cash equivalents	184,450		109,459
Short-term investments	626,319		626,319
Total investments	$10,164,512		10,222,181

[1]	See Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus
[2]	Difference from Column B is due to adjustments for accumulated depreciation.
[3]	Included in totals are Derivatives and Other Invested Assets.
[4]	Difference from Column B is due to operations gains and/or losses of investments in limited partnerships and to unrealized gains and/or losses of investments in hedging operations.

See accompanying report of independent registered public accounting firm.

Schedule III

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Supplementary Insurance Information

Years ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

Column A	Column B	Column C	Column D	Column E	Column F
Year segment	Deferred policy acquisition costs[1]	Future policy benefits, losses, claims, and loss expenses	Unearned premiums	Other policy claims and benefits payable	Premium revenue
2023:
Individual life insurance	$—	668,639	56	48,943	172,266
Pension and annuities	—	3,136,459	—	(1,549)	11,159,335
Other insurance	—	20,462	47	661	4,335
Corporate	—	—	—	—	184
Total	$—	3,825,560	103	48,055	11,336,120
2022:
Individual life insurance	$—	700,004	81	50,732	560,698
Pension and annuities	—	1,759,963	—	506	(414,134)
Other insurance	—	21,716	52	679	4,677
Corporate	—	—	—	—	58
Total	$—	2,481,683	133	51,917	151,299
2021:
Individual life insurance	$—	4,982,637	2,203	147,324	728,495
Pension and annuities	—	2,187,252	—	796	126,092
Other insurance	—	35,004	95	819	5,052
Corporate	—	—	—	—	23
Total	$—	7,204,893	2,298	148,939	859,662

Column A	Column G	Column H	Column I	Column J	Column K
Year segment	Net investment income[2]	Benefits, claims, losses and settlement expenses[3]	Amortization of deferred policy acquisition costs[1]	Other operating expenses[2]	Premiums written[4]
2023:
Individual life insurance	$163,323	182,704	—	48,999
Pension and annuities	133,575	13,201,828	—	377,292
Other insurance	1,324	2,781	—	2,024
Corporate	80,324	9,353	—	78,445
Total	$378,546	13,396,666	—	506,760
2022:
Individual life insurance	$155,089	732,303	—	80,096
Pension and annuities	112,728	1,254,047	—	113,186
Other insurance	1,717	3,289	—	2,880
Corporate	86,157	15,857	—	100,041
Total	$355,691	2,005,496	—	296,203
2021:
Individual life insurance	$209,652	704,362	—	127,464
Pension and annuities	126,082	2,468,552	—	123,529
Other insurance	1,989	160	—	3,783
Corporate	264,890	14,930	—	62,063
Total	$602,613	3,188,004	—	316,839

[1]	Acquisition costs are not capitalized under statutory accounting.
[2]	Allocations of net investment and certain operating expenses are based on numerous assumptions and estimates, and reported segment operating results would change if different methods were applied.
[3]	Policyholders’ dividends on participating policies are included in Column H amounts.
[4]	Not applicable for life insurance companies.

See accompanying report of independent registered public accounting firm.

Schedule IV

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Reinsurance

Years ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

Column A	Column B	Column C	Column D	Column E	Column F
	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
2023:
Life insurance in force	$20,689,309	87,281,315	80,159,077	13,567,071	590.8%

Premiums:
Life insurance	454,011	394,873	113,312	172,450	65.7%
Pension and annuities	1,180,258	267,467	10,246,544	11,159,335	91.8%
Accident and health insurance	8,603	4,268	—	4,335	—%
Total	$1,642,872	666,608	10,359,856	11,336,120	91.4%
2022:
Life insurance in force	$24,434,926	96,456,288	86,174,978	14,153,616	608.9%

Premiums:
Life insurance	645,816	197,989	112,929	560,756	20.1%
Pension and annuities	402,276	819,413	3,003	(414,134)	(0.7)%
Accident and health insurance	9,390	4,713	—	4,677	—%
Total	$1,057,482	1,022,115	115,932	151,299	76.6%
2021:
Life insurance in force	$27,627,304	92,146,244	91,726,230	27,207,290	337.1%

Premiums:
Life insurance	755,020	135,505	109,003	728,518	15.0%
Pension and annuities	600,929	477,826	2,989	126,092	2.4%
Accident and health insurance	10,169	5,117	—	5,052	—%
Total	$1,366,118	618,448	111,992	859,662	13.0%

See accompanying report of independent registered public accounting firm.

Schedule V

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Valuation and Qualifying Accounts

Years ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

Column A	Column B	Column C		Column D	Column E
Description	Balance at beginning of period	Charged (credited) to costs and expenses	Charged to other accounts	Deductions	Balance at end of period
2023:
Valuation allowances –
None	$—	—	—	—	—
2022:
Valuation allowances –
None	$—	—	—	—	—
2021:
Valuation allowances –
None	$—	—	—	—	—

See accompanying report of independent registered public accounting firm.